                            CONTRIBUTION AGREEMENT


                                     AMONG


                    BRANDYWINE OPERATING PARTNERSHIP, L.P.,

                           BRANDYWINE REALTY TRUST,

                                      AND

                                DONALD E. AXINN

                                      AND

                      THE OTHER CONTRIBUTORS NAMED HEREIN





                           Dated as of July 10, 1998



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                            CONTRIBUTION AGREEMENT
                            ----------------------


                  THIS CONTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of the 10th day of July, 1998 by and among BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania 19073 (the "Partnership"), BRANDYWINE REALTY TRUST, a Maryland real estate investment trust, having an address at Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania 19073 (the "Trust"), DONALD E. AXINN, having an address c/o Donald E. Axinn Companies, 131 Jericho Turnpike, Jericho, New York 11743 ("Axinn"), and the other Contributors (the "Other Contributors" and, together with Axinn, the "Contributors") set forth on Schedule 1 attached hereto.


                                   RECITALS
                                   --------

         A. Each property, commonly identified by the street address set forth on Schedule 1 hereto, together with the building and improvements thereon, as more fully described on "Exhibit A" attached hereto (each, a "Parcel"), is owned by the corporation, limited partnership, limited liability company, general partnership or individual listed opposite the name of such Parcel on
Schedule 1 under the caption "Contributor (Record Owner)";

         B. The shareholders, partners or members of each Contributor that is not an individual, and any other person having a contractual entitlement to share in any of the Consideration (as defined below) are set forth opposite the name of such Contributor on Schedule 1 under the caption "Participants" (collectively, the "Participants"); and

         C. Each Contributor desires and hereby agrees to sell or contribute, and the Partnership desires and hereby agrees to acquire or accept, all of each such Contributor's right, title and interest in and to the applicable Property (as hereinafter defined) or (as specified below) all of the applicable Participants' right, title and interest in and to the Entity Interests (as hereinafter defined), subject to and on the terms and conditions hereinafter set forth.

                  NOW THEREFORE, in consideration of these premises, the mutual promises and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                  1. Definitions Of Certain Terms. For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:

                  "3 Paragon Drive Property" shall mean the Property specifically relating to the Parcel located at 3 Paragon Drive, Montvale, New Jersey.

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                  "31 Commercial Street Property" shall mean the Property
specifically relating to the Parcel located at 31 Commercial Street, Plainview, New York.

                  "101 Paragon Drive Property" shall mean the Property specifically relating to the Parcel located at 101 Paragon Drive, Montvale, New Jersey.

                  "263 Old Country Road Property" shall mean the Property specifically relating to the Parcel located at 263 Old Country Road, Melville, New York.

                  "Accredited Investor" shall have the meaning given to that term under Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

                  "ADI Lease" shall mean the lease dated August 8, 1997 between Ademco Distribution, Inc. ("ADI") and Axinn, as assigned to AML by assignment dated November 17, 1997, relating to the 263 Old Country Road Property.

                  "Affiliate" shall mean, as to any Person, any Person or entity controlling, controlled by or under common control with such Person.

                  "Agreement" shall mean this document entitled "Agreement," all exhibits and Schedules attached hereto or made a part hereof and all amendments to this Agreement which are agreed to in writing and signed by all of the parties hereto.

                  "AML" shall mean Axinn Melville, LLC, the current owner of the 263 Old Country Road Property.

                  "Assignments" shall have the meaning specified in Paragraph 5(g) hereof.

                  "Assumed Debt Differential" shall mean in respect of an Assumed Mortgage Loan the lesser of: (a) the spread between the interest costs of the Assumed Mortgage Loan and a rate of 7% on the principal amount of such Assumed Mortgage Loan discounted at a rate of 10% over the remaining term of the Assumed Mortgage Loan from the Applicable Closing Date to the sooner of
(i) the Assumed Mortgage Loan's earliest prepayment date on which no prepayment premium or penalty shall be due or (ii) the Maturity Date for the Assumed Mortgage Loan; or (b) the prepayment penalty on such Assumed Mortgage Loan (computed as of the Closing Date) . There shall be no Assumed Debt Differential for any Assumed Mortgage Loan that bears interest at a per annum rate equal to or below 7%. The Assumed Debt Differential as of June 30, 1998 for each Assumed Mortgage Loan is as set forth in Schedule "5" annexed hereto and made a part hereof.

                  "Assumed Mortgage Loan" shall mean an outstanding mortgage loan that the Partnership assumes and agrees to be liable for at any of the Closings denominated as an Assumed Mortgage Loan on Schedule 5.

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                  "Axinn Participants" shall mean Donald E. Axinn and members of his immediate family who share the same household as Mr. Axinn. The Axinn Participants consist of Mr. Axinn and Joan Axinn.

                  "Axinn Participant Percentage" shall mean the amount, expressed as a percentage, set forth under such caption on Schedule 1 hereto. The Axinn Participant Percentage is, in respect of each Property and Entity Interest, the ratio of the amount of the Purchase Price allocated touch Property and Entity Interest paid to Axinn Participants divided by the Purchase Price for each such Property and Entity Interest.

                  "Closing" shall mean any of the Initial Closing, the 31 Commercial Street Closing, the 101 Paragon Drive Closing or the Old Country Road Closing.

                  "Closing Date" shall mean, as applicable, any of the Initial Closing Date, the 31 Commercial Street Closing Date, the 101 Paragon Drive Closing Date or the Old Country Road Closing Date.

                  "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Trust.

                  "Consideration" shall have the meaning given to it in Paragraph 3(b) hereof.

                  "Contracts" shall mean all contracts and agreements with respect to the management (excluding property management agreements), operation, supply, maintenance, repair or construction affecting any of the Real Property, to the extent assignable by each Contributor to the Partnership and approved by the Partnership, all as described on "Exhibit B" attached hereto.

                  "Deposit" shall mean the deposits to be delivered by the Partnership to the Escrow Agent pursuant to Paragraph 3(a) hereof, together with all interest earned thereon, if any.

                  "Due Diligence Termination Date" shall mean 5:00 p.m. E.S.T. on July 10, 1998.

                  "Effective Date" shall mean the date on which this Agreement has been fully executed and delivered by all parties hereto to each other.

                  "Entity Interests" shall mean all of the outstanding equity interests in and to the respective partnerships and limited liability companies that own one or more of the New Jersey Property as set forth in
Schedule 1.

                  "Escrow Terms" shall mean the terms and conditions of the escrow agreement to be entered into of even date herewith between the Escrow Agent, each Contributor and the Partnership.

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                  "Escrow Agent" shall mean Commonwealth Land Title Insurance
Company, 1700 Market Street, Philadelphia, Pennsylvania 19103.

                  "Improvements" shall mean those certain buildings and other improvements constructed and located on the each Parcel, as described on "Exhibit A" attached hereto.

                  "Initial Closing" shall have the meaning ascribed to that term in Paragraph 4(a) hereof. The date upon which the Initial Closing actually occurs shall be the "Initial Closing Date."

                  "Leases" shall mean those certain leases (and guarantees thereof, if any) listed on "Exhibit C" attached hereto (with reference to each applicable Parcel), or hereafter entered into by the applicable Contributor, as landlord, in accordance with the terms of this Agreement, for any space within any of the Improvements located on any Parcel. The term "Leases" includes any leases that have been executed for space at the 263 Old Country Road Property.

                  "Licenses" shall mean the licenses, permits, approvals and agreements affecting any of the Real Property of such Contributor listed on "Exhibit C-1" attached hereto.

                  "New Jersey Property" means the Property described on "Exhibit A" located in the State of New Jersey.

                  "New York Property" means the Property described on "Exhibit A" located in the State of New York.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "Old Country Road Closing" shall have the meaning specified in Paragraph 4(b) hereof. The date upon which the Old Country Road Closing occurs shall be the "Old Country Road Closing Date."

                  "31 Commercial Street Closing" shall have the meaning specified in Paragraph 4(c) hereof. The date upon which the 31 Commercial Street Closing occurs shall be the "31 Commercial Street Closing Date."

                  "101 Paragon Drive Closing" shall have the meaning specified in 4(d) hereof. The date upon which the 101 Paragon Drive Closing occurs shall be the "101 Paragon Drive Closing Date."

                  "Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership, as amended, of the Partnership.

                  "Permitted Exceptions" shall mean, with respect to any of the Real Property: (i) liens of real estate taxes, water rent and sewer charges that are not due and payable on the Closing Date with respect to such Real Property, (ii) the printed exclusions, conditions and

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stipulations contained in the Commitment (as hereinafter defined), (iii)
additional exceptions to title set forth in "Exhibit D" attached hereto, (iv) special assessments which become a lien on any of the Real Property on or after the Closing Date with respect to such Real Property, (v) such other title matters existing on the Closing Date with respect to such Real Property which are accepted or deemed accepted by the Partnership pursuant to Paragraph 5 hereof (vii) the rights of Tenants of any of the Real Property set forth in the Leases for all or any portion of any of the Real Property; and (viii) the mortgage liens with respect to each Assumed Mortgage Loan.

                  "Person" means any natural person, corporation, limited partnership, limited liability company, limited liability partnership, general partnership, joint stock company, joint venture, real estate investment trust, association, company, trust, bank, trust company, land trust, vehicle trust, business trust or other organization irrespective of whether it is a legal entity, or any government or agency or political subdivision thereof.

                  "Personal Property" shall (except as specifically excluded on "Exhibit E-1" attached hereto) mean, as to each Contributor, such Contributor's right, title and interest in and to the tangible personal property including, without limitation, artwork, furniture, furnishings, equipment, machinery and fixed and movable fixtures, together with all component and replacement parts, owned by such Contributor, situated on any of the Real Property on the date hereof or on the Closing Date, all as set forth on "Exhibit E" attached hereto; and all artwork, renderings, flags, awnings and trade dress; and all architects', engineers', surveyors' and other real estate professionals' plans, specifications, certifications, reports, data or other technical descriptions (including, without limitation, all environmental, structural and mechanical inspection reports) to the extent the same are in such Contributor's possession and are not proprietary in nature, and all building names and such Contributor's rights, if any, to the names "Long Island Office Park" (125-131 Jericho Turnpike), "Chestnut Ridge Plaza" (102 Chestnut Ridge Road), "Montvale II" (101 Paragon Drive), "Montvale III" (3 Paragon Drive), "Montvale IV" (25 Phillips Parkway) and "Brookdale Plaza" (1255 Broad Street).

                  "Property" shall mean the Real Property, Contracts, Leases, Licenses, Personal Property and any other rights, titles and interests which pertain to the Real Property and are to be contributed, conveyed, sold or otherwise transferred to the Partnership (or its designee) by the applicable Contributor pursuant to this Agreement.

                  "Purchase Price" shall mean the dollar amount set forth under the caption "Purchase Price" on Schedule 2.

                  "Real Property" shall mean the Parcel and the Improvements.

                  "Registration Rights Agreement" shall mean the Registration Rights Agreement in substantially the form of "Exhibit J" attached hereto between the Trust and the Contributors and Participants that will be receiving, at the Initial Closing, all or a portion of the Consideration hereunder payable in Units.

                  "Rent Commencement Date" shall mean the date on which ADI first commences to pay rent under the ADI Lease.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Tenants" shall mean the tenants under the Leases.

                  "Total Axinn Equity" shall mean the aggregate quantities obtained by multiplying: (a) the Consideration for each Parcel (whether to be transferred by Deed or Entity Interest Contribution) by (b) the Axinn Participant Percentage for each such Parcel.

                  "Underlying Shares" shall mean the Common Shares issuable upon redemption of Units that are issued hereunder.

                  "Units" shall mean Class A units of limited partner interest of the Partnership.

                  2. Contribution of the Property and Entity Interests.

                           (a) On the Initial Closing Date, and subject to the
terms and conditions set forth in this Agreement, the respective Contributors shall sell or contribute, assign, transfer and convey to the Partnership (or its designee) (provided, however, that if the Partnership requests that any Property or Entity Interests be transferred to a designee the transfer will be treated as a contribution by the Contributors and/or the Participants to the Partnership followed by a subsequent transfer by the Partnership to any such designee and any reference in this Agreement to a transfer to a designee of the Partnership shall so be treated) and the Partnership shall purchase or accept, as the case may be, from the respective Contributors the following:

                                    (i) All right, title and interest of the
Contributors in and to the New York Property of such Contributors other than the 263 Old Country Road Property and the 31 Commercial Street Property;

                                    (ii) All right, title and interest of the
Contributors, if any, in any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining any Parcel comprising the New York Property which is owned by such Contributor, other than any Parcel of such Contributors constituting part of the 263 Old Country Road Property and the 31 Commercial Street Property, to the center line thereof;

                                    (iii) All right, title and interest of the
Contributors, if any, in any easements, covenants, rights of way, privileges, hereditaments and other rights appurtenant to any of the New York Property which is owned by such Contributors, other than the 263 Old Country Road Property and the 31 Commercial Street Property.

                           (b) On the Initial Closing Date, and subject to the
terms and conditions set forth in this Agreement, each Participant partner or member of the Contributor which owns New Jersey Property (other than the 101 Paragon Drive Property) shall sell or contribute, assign, transfer and convey to the Partnership (or its designee) and the Partnership shall purchase or accept, as the case may be, from each Participant partner or member of the Contributor which owns New Jersey Property (other than the 101 Paragon Drive Property) such Participant's Entity Interest in and to the Contributor so that one hundred percent (100%) of the Entity Interests in and to such Contributor shall be contributed, assigned, transferred and conveyed to the Partnership. In each case, such Entity Interests shall be contributed, assigned, transferred and conveyed to the Partnership free and clear of any claim, lien, pledge, security interest or encumbrances (collectively, "EI Encumbrances").

                           (c) On the Old Country Road Closing Date, and
subject to the terms and conditions set forth in this Agreement, the applicable Contributor shall sell or contribute, assign, transfer and convey to the Partnership (or its designee) and the Partnership shall purchase or accept, as the case may be, from the applicable Contributor the following:

                                    (i) All right, title and interest of the
applicable Contributor in and to that certain ground lease which is to be entered into (prior to the Old Country Road Closing but after the Effective
Date) between the Suffolk County Industrial Development Agency (which shall be subject to the reasonable approval of the Partnership) and such Contributor with respect to the 263 Old Country Road Property;

                           (d) On the 31 Commercial Street Closing Date, and
subject to the terms and conditions set forth in this Agreement, the applicable Contributor shall sell or contribute, assign, transfer and convey to the Partnership (or its designee) and the Partnership shall purchase or accept, as the case may be, from the respective applicable Contributor the following:

                                    (i) All right, title and interest of the
applicable Contributor in and to the Property of such Contributor in the 31 Commercial Street Property;

                                    (ii) All right, title and interest of the
Contributor, if any, in any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining any Parcel of such Contributor constituting part of the 31 Commercial Street Property, to the center line thereof;

                                    (iii) All right, title and interest of the
Contributor, if any, in any easements, covenants, rights of way, privileges, hereditaments and other rights appurtenant to any of the Real Property of such Contributor constituting part of the 31 Commercial Street Property

                  3. Consideration and Time of Payment.

                           (a) On the Effective Date, the Partnership shall
deposit in immediately available funds the amount of Two Million Dollars ($2,000,000) to the Escrow Agent, which funds shall be held and disbursed pursuant to the Escrow Terms. The Deposit shall be allocated to and among the Contributors and Participants, pro rata, in accordance with the relative Purchase Price payable by the Partnership to the respective Contributors and Participants for each of the Properties and Entity Interests as set forth on Schedule "2" annexed hereto. At the applicable Closing, the Escrow Agent shall release to each Contributor and Participant the portion of the Deposit allocable to such Contributor and Participant at each Closing in partial satisfaction of the cash Consideration such Contributor and Participants are to receive at such Closing pursuant to subparagraph (c) below; provided that if a Contributor or Participant is not to receive any cash Consideration at such Closing, such portion of the Deposit shall be released to the Partnership following receipt by each Contributor and Participant of Units pursuant to subparagraph (c) below.

                           (b) On the Closing Date, the Partnership shall pay,
as consideration (the "Consideration") for the Property and Entity Interests, as the case may be, relating to each Parcel contributed on such date, the amount set forth under the heading "Purchase Price" on Schedule 2 hereto opposite the address of such Parcel less the sum of (i) the aggregate principal amount of the Assumed Mortgage Loans as of the applicable Closing Date, if any, in respect of such Parcel, plus accrued interest thereon through the applicable Closing Date, (ii) the Assumed Debt Differential, if any, in respect of such Assumed Mortgage Loan, and (iii) the aggregate principal amount of the Subject-to Mortgage Loans (as hereinafter defined) as of the applicable Closing Date, plus accrued interest thereon through the applicable Closing Date. The amount of the Consideration payable for each Property and Entity Interests shall be subject to adjustment as provided in Paragraph 7. The Consideration shall be paid to each Contributor and Participant in the form of cash via wire transfer of immediately available funds and/or Units as provided herein, subject to the provisions of this Agreement. Each Unit so issued shall be deemed to have a value equal to $24.00.

                           (c) The percentage of the Consideration payable in
cash and Units to Axinn in respect of a Property and Entity Interest is specified opposite Axinn's name on Schedule 4. Each of the Contributors agrees that a Contributor and Participant may only receive Units as all or a portion of the Consideration if such Contributor and all Participants of such Contributor that are to receive a distribution of such Units are Accredited Investors and such Contributor and all Participants of such Contributor are able to make (and make) the representations and warranties set forth either in
Section 10(b) hereof or in the Consent and Acknowledgment of Participant substantially in the form annexed hereto as "Exhibit AA" and made a part hereof. The parties agree that in all cases in which the Contributor and Participants are required or elect to receive cash and not Units in respect of a New York Property, such Contributor and Participants shall contribute, assign, transfer and convey to the Partnership (or its designee) and the Partnership shall accept from each Participant partner or member of the Contributor which owns such New York Property or, all of such Participant's Entity Interest in and to such Contributor (i.e., the transaction shall be a transfer of Entity Interests).

                           (d) The contribution, purchase and sale of all of
the Property and, as applicable, Entity Interests hereunder is conditioned upon the contribution, purchase and sale of all Property listed on the critical property list annexed hereto as Schedule "7" and made a part hereof (collectively, the "Critical Property") and (as applicable) all Entity Interests in the Contributors which own the Critical Property, so that no Critical Property and Entity Interests in the Contributors which own the Critical Property may be excluded from the transaction contemplated hereunder without all of the Property and Entity Interests being so excluded, unless expressly agreed to in writing by the Partnership, the Applicable Contributor and the Participants, as the case may be. In the event that the parties determine to exclude any Property (including any of the Critical Property) or Entity Interests (including any Entity Interests in the Contributors which own the Critical Property), the Escrow Agent shall release to the Partnership at the Initial Closing the portion of the Deposit allocable to the Contributor of such Property (including any of the Critical Property) and to such Participants.

                           (e) Schedule 5 attached hereto lists (i) all of the
mortgage debt (collectively, the "Mortgage Loans") secured by the respective Properties, (ii) the principal balance of the Mortgage Loans as of June 30, 1998, (iii) the interest rate borne by the Mortgage Loans, (iv) the maturity date of the Mortgage Loans, (v) the earliest date that each such Mortgage Loan may be prepaid without premium or penalty, (vi) any lender participations applicable to such Mortgage Loans, (vii) the Property securing the Mortgage Loans and (viii) the name of the lenders of such Mortgage Loans. All of the Assumed Mortgage Loans will be assumed by the Partnership at the Closing of the applicable Property, as indicated on Schedule 5. The Partnership agrees to use commercially reasonable efforts to release at the applicable Closing each Contributor and Participant that has personal liability on any Assumed Mortgage Loan from continuing personal liability on such Assumed Mortgage Loan; provided that the use of commercially reasonable efforts shall not require expenditure of funds by the Partnership. Schedule 5 identifies in respect of each Assumed Mortgage Loan the Contributor and Participants, if any, who have personal liability on such Assumed Mortgage Loan. The Partnership will provide each Contributor with reasonable assistance in its lender negotiations. Each Contributor will be responsible for any prepayment costs associated with the Mortgage Loan payoffs and debt transfer costs for each Assumed Mortgage Loan. At the applicable Closing, the applicable Contributor shall receive a credit for any amounts held in deposit or in escrow accounts by each of the lenders of the Assumed Mortgage Loans if and to the extent such amounts held in deposit or in escrow accounts will thereafter be held for the benefit of the Partnership, free of any claims of the Contributor. As to any Mortgage Loan that is not as Assumed Mortgage Loan, but which is to be repaid by the Partnership at the applicable Closing, as set forth on Schedule 5-1 (each a "Subject-to Mortgage Loan"), the Partnership (or its designee) shall take title to the mortgaged Parcel subject to the mortgage securing such Subject-to Mortgage Loan and shall discharge a stated amount of principal and accrued interest on the Subject-to Mortgage Loan at the Closing (based on a pay-off letter from the applicable lender), so long as the amount required to discharge such Subject-to Mortgage Loans affecting such mortgaged Parcel, together with all other credits against the Consideration applicable to such mortgaged Parcel hereunder, does not exceed the cash portion of the consideration applicable to such mortgaged Parcel; and provided further that the Partnership shall not be required to assume, and shall not be deemed to have assumed, any debt, obligation or liability under or in connection with any Subject-to Mortgage Loan other than the liability to pay the above-referenced stated amount of principal and accrued interest. At the applicable Closing, the Partnership and the applicable Contributor shall enter into an agreement, in form and substance reasonably acceptable to both the Partnership and the Applicable Contributor, with respect to each Subject-to Mortgage Loan (the "Subject-to Mortgage Loan Agreement").

                     (f) If the aggregate Consideration that has been paid in the form of Units (with each Unit valued at $24.00) to the Axinn Participants exceeds 75% of the dollar amount of the Total Axinn Equity, then each Contributor and Participant which has agreed to receive Units as Consideration hereunder shall receive, as additional Consideration, a number of additional Units equal to the product of the number of Units such Contributor and Participant agreed to receive multiplied by 0.035. The Partnership shall have no obligation to issue fractional Units under this Agreement and, in lieu of issuing fractional Units, shall round the fraction up or down to the next closest whole number in accordance with customary rounding conventions.

                     (g) Notwithstanding anything contained in this Agreement to the contrary, the parties hereto agree that the Purchase Price for the 31 Commercial Street Property shall be $778,845.00 if the 31 Commercial Street Closing occurs on or before April 1, 1999 and shall be $811,170.00 if the 31 Commercial Street Closing occurs subsequent to April 1, 1999.

                  4. Closings.

                     (a) Subject to satisfaction of the conditions set forth in this Agreement, the initial closing of the transactions contemplated by this Agreement (the "Initial Closing"), other than those transactions specified in subparagraphs (b), (c) and (d) below, shall be held on or before the date that is twenty (20) calendar days following the Due Diligence Termination Date, on a mutually agreed date determined by the Contributors and the Partnership, at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania, commencing at 10:00 a.m., time being of the essence.

                     (b) Subject to satisfaction of the conditions set forth in this Agreement and the consummation of the Initial Closing, the closing of the transactions contemplated by this Agreement with respect to the 263 Old Country Road Property (the "Old Country Road Closing") shall be held on the Rent Commencement Date, at the offices of the Partnership, 16 Campus Boulevard, Newtown Square, Pennsylvania, commencing at 10:00 a.m., time being of the essence. The applicable Contributor shall provide the Partnership with no less than ten (10) days prior written notice of the date for the Old Country Road Closing.

                     (c) Subject to satisfaction of the conditions set forth in this Agreement and the consummation of the Initial Closing, the closing of the transactions contemplated by this Agreement with respect to the 31 Commercial Street Property (the "31 Commercial Street Closing") shall be held on a date specified by the Partnership at the offices of the Partnership, 16 Campus Boulevard, Newtown Square, Pennsylvania, commencing at 10:00 a.m., time being of the essence; provided, that the obligation of the Partnership to consummate the 31 Commercial Street Closing is further conditioned upon the satisfaction of the 31 Commercial

Environmental Condition (as set forth in Paragraph 14(d) below). The Partnership shall provide the Applicable Contributor with no less than ten
(10) days prior written notice of the date for the 31 Commercial Street
Closing.


                  5. Title and Conveyance of the Property.

                     (a) At each Closing, title to each Parcel of Real Property to be conveyed to the Partnership in accordance with Paragraph 2 hereof and title to each Parcel comprising New Jersey Property (each, a "Subject Property" for purposes of this Paragraph) shall be insurable at regular rates by Commonwealth Land Title Insurance Company (the "Title Insurer"), free and clear of all liens, encumbrances and restrictions other than the Permitted Exceptions; provided, however, that if title to any Subject Property is not insurable as aforesaid, the Partnership's sole right and remedy shall be as set forth in Paragraph 5(b) below.

                     (b) (i) The Partnership has applied for a title insurance commitment with respect to each Subject Property (1992 ALTA Form with Creditor's Rights Exclusion Deleted) to be issued by the Title Insurer (each, a "Commitment"), providing for the issue to the Partnership, upon recording of the Deeds (as hereinafter defined) for each Subject Property and upon transfer of the Entity Interests, an owner's policy of title insurance as above specified ("Title Policy"). Said Commitments shall provide a commitment to insure the proposed title of the Partnership to each Subject Property subject only to the Permitted Exceptions and such other title exceptions as the Partnership has agreed to accept or is deemed to have accepted pursuant to this Paragraph. If any of the Commitments discloses any title exceptions in addition to the Permitted Exceptions and the Partnership objects to such additional title exceptions (the "Title Defects"), the Partnership shall notify Axinn and the Contributor of such Subject Property (for purposes of this Paragraph, the "Applicable Contributor") of such Title Defects with sufficient specificity to enable Axinn and the Applicable Contributor to respond. All notices to be given by the Partnership to the Applicable Contributor under the terms of this Paragraph 5 shall be addressed to Axinn, at Donald E. Axinn Companies, 131 Jericho Turnpike, Jericho, New York 11753, with copies given to the additional parties as required under Paragraph 22 hereof. The Partnership's notice of any Title Defects shall be given in writing to Axinn and the Applicable Contributor no later than the date which is five (5) business days prior to the Due Diligence Termination Date, together with the Commitments and copies of all matters of record raised therein as exceptions thereto, after which the Partnership shall be deemed to have waived any and all Title Defects not so raised, except for Title Defects which are disclosed to the Partnership in continuations of title issued subsequent to the issuance of the Commitments, unless the Partnership fails to object to same in writing (or fails to deliver such continuations of title together with copies of all matters raised therein as exceptions thereto) within five (5) business days after the Partnership's receipt of the continuation of title in which the same is disclosed, in which case the Partnership will be deemed to have waived such additional Title Defects. Axinn and the Applicable Contributor shall have the right, but not the obligation (except as otherwise specifically provided), to cure such Title Defects and, if Axinn and the Applicable Contributor elect to attempt to cure the Title Defects but have not cured the same on or before the Closing Date for the Subject Property (for purposes of this Paragraph, the "Applicable Closing Date"), then the Applicable Closing Date may be extended by Axinn and the Applicable Contributor, for a period not to exceed forty-five (45) days, to enable Axinn and the Applicable Contributor to effect such cure. Notwithstanding anything contained in this Paragraph 5 to the contrary, the Partnership shall not be obligated to close the transfer of title to any Property, unless and until all Title Defects relating to the Critical Property are cured by either Axinn or the Applicable Contributor or waived in writing by the Partnership.

                                    (ii) In the event that either (a) the
Applicable Contributor is unable to convey title in accordance with the terms of this Agreement free of Title Defects, (b) Axinn and the Applicable Contributor elect not to cure or cause the removal of any exception to title, except as required in subparagraph (iii) below, or (c) if Axinn and the Applicable Contributor are unable to satisfy any other conditions to the Partnership's obligations under this Agreement, then (except as otherwise specifically provided in subparagraph (iii) below) the sole liability of Axinn and the Applicable Contributor shall be to cause the Escrow Agent to return the applicable portion of the Deposit to the Partnership, and to pay the Partnership the amounts, if any, required pursuant to Paragraph 17(b) hereof and upon such payments being made, this Agreement shall be deemed canceled with respect to the Subject Property (and if the Subject Property is a Critical Property, then this Agreement shall be deemed canceled with respect to all Property and Entity Interests) and the parties hereto shall be released of all obligations and liabilities hereunder, except as to any provisions which expressly survive a termination of this Agreement; and the Partnership shall have no rights of action against Axinn and the Applicable Contributor in law or in equity, for damages, except for the purpose of enforcing Axinn's and the Applicable Contributor's contractual obligations under subparagraph (iii) below for specific performance. Notwithstanding the foregoing, the Partnership shall have the right, upon written notice to Axinn and the Applicable Contributor, to waive any conditions to the Partnership's obligations hereunder, in which event Axinn and the Applicable Contributor shall make the deliveries provided for herein to the Partnership to the extent that Axinn and the Applicable Contributor are able so to do, and there shall be no reduction in the Consideration in such event.

                                    (iii) Notwithstanding the provisions of
the foregoing paragraph, if the condition of title to the Subject Property at the Applicable Closing is other than that which the Partnership is required or agrees to accept hereunder solely by reason of any mortgages (other than Assumed Mortgage Loans) or other monetary liens (hereinafter referred to as "Liens") which can be satisfied or remedied by the payment of a liquidated amount of money not to exceed 10% of the Consideration to be received for the Subject Property, Axinn and the Applicable Contributor shall not have the right to cancel this Agreement and Axinn and the Applicable Contributor shall either (aa) discharge, satisfy, or bond the same or (bb) deliver the applicable portion of the Consideration to be held in escrow as and to the extent required by the Title Company, in either event so that the Title Company shall affirmatively insure the full and complete discharge of the foregoing and shall agree to omit the same as an exception to its title insurance policy.

                                    (iv) Notwithstanding anything to the
contrary contained in this Agreement, no Contributor (including Axinn) shall have any duty nor be required to take any action, to institute any proceedings or to incur any expense (other than as may be required in subparagraph (iii) above) in order to remedy or remove any objections to title or otherwise to render title in accordance with the terms called for in this Agreement. Nothing contained in this Agreement shall be construed as a representation of the state of title to any of the Real Property. Any attempt by Axinn or an Applicable Contributor to cure Title Defects shall not be construed as an admission by either Axinn or such Applicable Contributor that such Title Defects are valid title objections under this Agreement.

                     (c) Any failure by the Partnership to notify Axinn and a Contributor of Real Property in writing of any Title Defects relating to such Real Property on or before the Due Diligence Termination Date shall for all purposes be deemed to be an acceptance by the Partnership of such Title Defects as if they were one or more of the Permitted Exceptions, except with respect to continuations of title as specifically provided in Paragraph 5(b)(i).

                     (d) At each Closing for the New York Property (as provided in Section 3(c)), either (i) each Contributor of Real Property will convey fee simple title to such Real Property by a Bargain and Sale Deed with Covenant Against Grantor's Acts (collectively, the "Deeds") to the Partnership (or its designee), subject in all cases to the Permitted Exceptions and free of all Title Defects other than Title Defects expressly waived or deemed to have been waived under clause (b)(i), in the forms attached hereto and made a part hereof as "Exhibit"F" or (ii) each Participant partner or member shall assign to the Partnership (and/or its designee) all of its Entity Interests in such Contributor by an Assignment of Entity Interest (the "Entity Assignments") in the forms attached hereto and made a part hereof as "Exhibit F-1" so that one hundred percent (100%) of the Entity Interests in and to such Contributor shall be contributed, assigned, transferred and conveyed to the Partnership. In each case, such Entity Interests shall be contributed, assigned, transferred and conveyed to the Partnership free and clear of EI Encumbrances. The title to the New York Property shall be subject in all cases to the Permitted Exceptions and free of all Title Defects other than Title Defects expressly waived under clause (b)(i).

                     (e) At each Closing for the New Jersey Property, each Participant partner or member shall assign to the Partnership (and/or its designee) all of its Entity Interests in such Contributor by an Entity Assignment so that one hundred percent (100%) of the Entity Interests in and to such Contributor shall be contributed, assigned, transferred and conveyed to the Partnership (and/or its designee). In each case, such Entity Interests shall be contributed, assigned, transferred and conveyed to the Partnership free and clear of EI Encumbrances. The title to the New Jersey Property shall be subject in all cases to the Permitted Exceptions and free of all Title Defects other than Title Defects expressly waived under clause (b)(i).

                     (f) At each Closing, each Contributor of Personal Property will transfer all of its right, title and interest in and to its Personal Property to the Partnership by executing a Bill of Sale (the "Bills of Sale") in the form attached hereto and made a part hereof as "Exhibit G".

                     (g) At each Closing, each Contributor will assign to the Partnership all of such Contributor's right, title, and interest in, to and under the Leases, Licenses and the Contracts relating to such Property, and the Partnership shall assume all obligations accruing from and after the Closing Date under such Leases, Licenses and Contracts, by executing an Assignment and Assumption Agreement in the form attached hereto and made a part hereof as "Exhibit H" (the "Assignments").

                     (h) At the Old Country Road Closing, as a condition to the Partnership's obligation to close in respect of the 263 Old Country Road Property, the Contributor of such Property shall deliver to the Partnership
(i) "as built" plans sealed by the architect or contractor relating to the construction of the approximately 62,500 square foot office building currently under construction thereon, (ii) a temporary certificate of occupancy relating to such building and (iii) an estoppel certificate from ADI certifying that it has taken possession of space at such property and has accepted such space under its lease, subject to the terms thereof with respect to any punchlist items. The Contributor and Axinn shall also provide the Partnership, at the Old Country Road Closing, with an agreement pursuant to which they shall each be jointly and severally obligated to obtain, at the Contributor's and Axinn's sole cost (without regard to any limitations set forth in Paragraph 11 hereto), a permanent certificate of occupancy and to complete the punchlist items in accordance with the provisions of the ADI Lease. Notwithstanding the foregoing, at the Old Country Road Closing, the Partnership shall assume all of the obligations of AML, including, without limitation, AML's obligations under Article 7(c)(iii) of the ADI Lease, and AML shall assign to the Partnership all of its right, title and interest in and to all warranties and guaranties relating to such construction at the 263 Old Country Road Property. AML shall also certify to the Partnership that, to AML's knowledge, as of the Closing Date for the Old Country Road Closing, there are no defaults by AML, as landlord, under the terms of the ADI Lease.

                     (i) At the Initial Closing, Axinn shall execute and deliver to the Partnership an income guaranty pursuant to which Axinn shall guaranty the net operating income (which net operating income shall be determined using the same calculations used to determine the Purchase Price for the Chestnut Property (as hereinafter defined)) at the 102 Chestnut Ridge Road Montvale, New Jersey Property (the "Chestnut Property"), subject to the terms and conditions set forth herein and subject to such other terms as the parties shall mutually agree upon prior to the Initial Closing (the "Chestnut Guaranty"). The Chestnut Guaranty shall provide that Axinn shall only be liable thereunder in the event Geotek Communications, Inc. ("Geotek"), the tenant at the Chestnut Property, rejects its lease with Axinn for the Chestnut Property (the "Geotek Lease") in connection with its current Chapter 11 bankruptcy proceeding within two (2) years after the Initial Closing and such rejection occurs prior to the assumption of the lease by Geotek. In the event of such a rejection, Axinn shall only be liable for actual damages incurred by the Partnership up to $500,000. Axinn shall be fully released from his obligations thereunder (and the Chestnut Guaranty shall be promptly returned to Axinn) in the event Geotek assumes the Geotek Lease in connection with its current Chapter 11 bankruptcy proceeding. For purposes of computing the Partnership's actual damages, the parties shall take into account any monies which the Partnership will receive as a result of (a) the Partnership exercising its rights with respect to the $817,000 letter of credit security held pursuant to the terms of the Geotek Lease, which letter of credit will be assigned by Axinn to the Partnership at the Initial Closing, (b) the Partnership retaining all or a portion of the Grubb & Ellis Commission (as hereinafter defined) as a result of the termination of the Geotek Lease, whether in connection with Geotek's rejection of the same in the Chapter 11 bankruptcy proceeding or otherwise, and (c) the Partnership recovering any net damages, after costs including reasonable attorneys fees, awarded to it by the bankruptcy court from Geotek. At the Initial Closing, the Partnership shall receive a credit in the amount of $250,000, representing the remaining amount of the brokerage commission due Grubb & Ellis (the "Grubb & Ellis Commission") under its brokerage agreement for the Geotek Lease (the "Grubb & Ellis Agreement") and, in consideration thereof, the Partnership shall assume all of the obligations of Axinn under the Grubb & Ellis Agreement.

                  6. Closing Documents.

                     (a) At each Closing, as a condition of the Partnership's obligation to close hereunder, the Contributor of the Property to be conveyed at such Closing or the Participants of such Contributor shall deliver or cause to be delivered the following:

                                    (i) The Deeds, executed by each
Contributor of the New York Property, covering such New York Property or the Entity Assignments, executed by each Participant covering all Entity Interests in the Contributors which own such New York Property, except in the case of the 263 Old Country Road Property (and separate quitclaim deeds to such Real Property utilizing new ALTA survey descriptions, if requested), and, in the case of the 263 Old Country Road Property, the 263 Assignment and Assumption (as hereinafter defined), executed by the Contributor of the 263 Old Country Road Property;

                                    (ii) The Entity Assignments, executed by
each Participant covering all Entity Interests in the Contributors which own New Jersey Property. With respect to the 3 Paragon Drive Property and the 25 Phillips Parkway, Montvale, New Jersey Property (the "25 Phillips Property") the Contributor which owns the 3 Paragon Property shall also deliver or cause to be delivered, a correcting deed from Axinn to 80-20 Associates for the 3 Paragon Drive Property (the "3 Paragon Correcting Deed") and the Contributor which owns the 25 Phillips Property shall also deliver or cause to be delivered a correcting deed from Axinn to Montvale IV for the 25 Phillips Parkway Property (the "25 Phillips Correcting Deed");

                                    (iii) The Bills of Sale executed by each
Contributor of Personal Property, covering such Personal Property. The applicable Contributor shall also deliver to the Partnership the original title certificates for the three (3) automobiles listed on Exhibit "E", together with any and all documentation which is necessary to effectuate the transfer of ownership of the same to the Partnership;

                                    (iv) The Assignments, executed by each
Contributor of Property;

                                    (v) The originals (or copies where the
originals are not available) of the Contracts, Leases, Licenses, and other items covered by the Assignments as are in the possession or control of any Contributor or Participant;

                                    (vi) All machinery and/or equipment
operating manuals, technical data and other documentation relating to the building systems and equipment, and all machinery, equipment and other building warranties and guarantees, if any, but only to the extent that any of the same are in the possession or control of any Contributor or Participant;

                                    (vii) All master and duplicate keys,
combinations and codes to all locks and security devices for the Improvements which are in the possession or control of any Contributor or Participant;

                                    (viii) All Tenant security deposits in
possession of such Contributor or such Contributor's managing agent;

                                    (ix) Written notice from each Contributor
of Real Property or such Contributor's managing agent to each Tenant in form annexed hereto as "Exhibit BB" stating that such Real Property has been sold to the Partnership and that Tenant security deposits (if any) in such Contributor's (or such managing agent's) possession have been transferred to the Partnership and directing the Tenants to make future rental payments to the Partnership at the address designated by the Partnership ( the "Tenant Notice Letter");

                                    (x) Non-foreign person certifications
executed by each Contributor in the form attached hereto as "Exhibit I";

                                    (xi) All building records and Tenant lease
files in with respect to all Real Property to be conveyed at such Closing that are in the possession of any Contributor or Participant;

                                    (xii) All bills for current real estate
taxes, sewer charges and assessments, water charges and other utilities with respect to all Real Property to be conveyed at such Closing , and to the extent in any Contributor's or Participant's possession or control, bills for each of the same for the last two (2) years, together with proof of payment thereof (to the extent same have been paid);

                                    (xiii) All plans, specifications, as-built
drawings, surveys, site plans, and final, written reports of architects, engineers and surveyors, and any other Personal Property constituting part of the Property or any portion thereof, but only to the extent that the same exist and are in the possession of any Contributor or Participant or any property manager controlled by any Contributor or Participant;

                                    (xiv) An affidavit or affidavits of title
in favor of the Title Insurer on the form customarily used by such Title Insurer in the state in which the Subject Property is located, and in form reasonably acceptable to each Contributor of Real Property, to enable the

Title Insurer to issue the Commitments described in Paragraph 5(b)(i). The Partnership shall require affirmative endorsements against mechanic's liens, consistent with each such Contributor's obligations under Paragraph 5(b)(iii), above;

                                    (xv) A letter, from the New Jersey
Department of Environmental Protection or its successor ("NJDEP") stating that the provisions of the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., the regulations promulgated thereunder and any successor legislation and regulations are inapplicable to Real Property located in New Jersey to be conveyed at the Closing (the "Non-Applicability Letter");

                                    (xvi) Subject to the provisions of
Paragraph 13(c), below, Estoppel Certificates, if any, received from Tenants of the Real Property to be conveyed at the Closing;

                                    (xvii) Updated rent rolls for the Real
Property to be conveyed at the Closing, which shall be certified as correct and complete as of the Closing Date by such Contributors;

                                    (xviii) Proof as to the due authorization
and execution by any Contributor and Participant of the documents executed and delivered by such Contributor or Participant;

                                    (xix) At the Initial Closing, a
certificate of continued occupancy for the 1255 Broad Street, Bloomfield, New Jersey Property;

                                    (xx) A counterpart to the Partnership
Agreement and Power of Attorney in the form contained therein executed by each Contributor receiving Units as Consideration in accordance with Paragraph 3 and executed by each Participant of any Contributor that will be receiving, at the Closing, a distribution of any such Units from the Contributor;

                                    (xxi) A Consent and Acknowledgment of
Participant executed by each Participant;

                                    (xxii) INTENTIONALLY DELETED.

                                    (xxiii) INTENTIONALLY DELETED

                                    (xxiv) An Assumption, Modification and
Release Agreement in substantially the same form as annexed hereto as "Exhibit CC" and made a part hereof (the "Loan Assumption Agreement") executed by the lender of each Assumed Mortgage Loan that is secured by Property that will be transferred at such Closing;

                                    (xxv) A New York State Combined Real
Estate Transfer Tax Return and Credit Line Mortgage Certificate (form TP 584) for each Parcel of Real Property located in New York (the "TP 584");

                                    (xxvi) A Real Property Transfer Tax
Report, State of New York State Board of Real Property Services for each Parcel of Real Property located in New York (the "Transfer Report");


                                    (xxvii) A certificate from the Applicable
Contributors to the Partnership and the Trust certifying (i) that the representations and warranties of the Contributors contained in this Agreement are true and correct in all material respects as of the Applicable Closing Date as if made on the Applicable Closing Date, except to the extent that they expressly relate to an earlier date, (ii) that each of the Applicable Contributors has performed or complied in all material respects with all of its agreements herein contained and required to be performed or complied with by it hereunder, and (iii) that none of the Participants have revoked their consent to the transaction contemplated hereby as set forth in the Consent and Acknowledgment of Participants and, to the knowledge of the Applicable Contributor and Axinn, none of the Participants have threatened to revoke such consent as of the Applicable Closing Date;

                                    (xxviii) A certificate of each Contributor
the Entity Interests in which will be assigned to the Partnership duly executed by an authorized officer of each such Contributors in such capacity, certifying that annexed thereto (i) is a true and correct copy of (x) the Contributor's partnership or operating agreement, as the case may be, and any and all amendments thereto, and (y) the certificate of limited partnership or articles of organization for the Contributor and all amendments thereto, if any, as filed in the state of formation for the Contributor; and the same have not been otherwise modified or amended, and are in full force and effect; (ii) are duly adopted resolutions authorizing the consummation of the transactions contemplated by this Agreement; and (iii) are good standing certificates dated as of the most recent practicable date for each of the Contributors in their respective state of formation;

                                    (xxix) Incumbency certificates of each
Contributor the Entity Interests in which will be assigned to the Partnership certifying the authority of the officers of such entity Contributor to execute and deliver this Agreement and all applicable transaction documents;

                                    (xxx) Resignations from all directors and
officers of the Contributors the Entity Interests in which will be assigned to the Partnership pursuant to the terms hereof;

                                    (xxxi) An opinion letter from the law firm
of Dollinger & Dollinger regarding the transfer of Entity Interests in the form annexed hereto as "Exhibit EE" (the "Dollinger Opinion Letter");

                                    (xxxii) The Subject-to Mortgage Loan
Agreement executed by the Applicable Contributor and a payoff letter from each lender stating the amount of principal and accrued interest that must be paid in order for the lender to release its mortgage.

                                    (xxxiii) Each Contributor and Axinn shall
deliver such other certificates, documents, instruments and agreements as the Trust and the Partnership shall deem necessary in their reasonable discretion in order to effectuate the transactions contemplated herein in form and substance reasonably satisfactory to the Trust and the Partnership. For the purposes of this Paragraph 6(a), except for the actual documents which each Contributor is required to execute and deliver at each Closing as set forth above, each Contributor shall be deemed to have fully satisfied its obligations to deliver or cause to be delivered such Closing Documents at each Closing, if: (a) each such Contributor actually delivers the same at each Closing; or (b) such documentation continues to be located at the offices of Donald E. Axinn Companies ("DEAC"), 131 Jericho Turnpike, Jericho, New York at the time of each Closing.

                     (b) (i) At the Initial Closing, as a condition of each Contributor's and each Participant's obligations hereunder, Donald E. Axinn shall be elected as a member of the Board of Trustees of the Trust (and the Partnership shall provide evidence of the same to Donald E. Axinn in the form of a Board Resolution of Trust's Board of Trustees certified by the Secretary or Assistant Secretary of the Trust) and Axinn shall file a Form 3 with the SEC, and the Partnership shall deliver or cause to be delivered the following documents:

                             (1) Option Agreements, in substantially the forms
attached hereto as "Exhibit N" and "Exhibit O", respectively, executed by the Trust, providing for the grant to each of Donald E. Axinn and Mark Hamer of options to purchase 100,000 Common Shares.

                             (2) An Employment Agreement with Mark Hamer, in
substantially the form attached hereto as "Exhibit P", executed by the Trust.

                         (ii) At each Closing (including, without limitation,
the Initial Closing) as a condition of each Contributor's and each Participant's obligations hereunder, the Partnership shall deliver or cause to be delivered the following:

                             (1) The Consideration (in immediately available
funds or Units in accordance with Paragraph 3) for the Property and Entity Interests conveyed to the Partnership at such Closing;

                             (2) The applicable Assignments, executed by the
Partnership;

                             (3) The applicable Entity Assignments, executed
by the Partnership;

                             (4) INTENTIONALLY DELETED

                             (5) At the Initial Closing, a Registration Rights
Agreement in substantially the form attached hereto as "Exhibit J", executed by the Trust. Because this Agreement contemplates the issuance of Units after the Initial Closing (the "Additional Units"), the Trust will execute, in connection with closings held more than 175 days after the Initial Closing and at which Additional Units are issued, an additional Registration Rights Agreement in substantially the form attached hereto as Exhibit J covering the resale of Common Shares issuable upon redemption of such Additional Units. The timing of the Trust's obligations under such additional Registration Rights Agreement will be established in a manner intended to provide the holder(s) of such Additional Units with the ability to resell the Common Shares issuable upon redemption of such Units under a Form S-3 Registration Statement within six months following the date of issuance of such Additional Units.

                             (6) The applicable Tenant Notice Letters,
executed by the Partnership.

                             (7) The applicable Loan Assumption Agreement,
executed by the Partnership.

                             (8) The applicable TP 584, executed by the
Partnership.

                             (9) The applicable Transfer Report, executed by
the Partnership.

                             (10) Certificates duly executed and issued in the
names of the respective Participants evidencing the issuance of the Units, together with the duly adopted amendment to the Partnership Agreement described in subparagraph (11) below.

                             (11) A certificate of the Trust duly executed by
an authorized officer of the Trust in such capacity, on the Trust's behalf and in its capacity as general partner of the Partnership, as the case may be, certifying that annexed thereto (i) is a true and correct copy of (x) the Amendment to the Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 18, 1997, a copy of which is annexed hereto as Exhibit II (the "Amendment"), and any and all amendments thereto, and (y) the certificate of limited partnership of the Partnership and all amendments thereto, if any, as filed in the State of Delaware; and the same have not been otherwise modified or amended, and are in full force and effect; (ii) are duly adopted resolutions authorizing the consummation of the transactions contemplated by this Agreement; (iii) is a true and correct copy of the Trust's declaration of trust and by-laws and all amendments thereto and that the same have not been otherwise modified or amended, and are in full force and effect; and (iv) good standing certificates dated as of a date within fifteen (15) days of the applicable Closing for each of the Trust and the Partnership for Maryland and Delaware, respectively.

                             (12) INTENTIONALLY DELETED

                             (13) A certificate from the Trust and the
Partnership to the Contributors and the Participants certifying (i) that the representations and warranties of the Trust and the Partnership contained in this Agreement are true and correct in all material respects as of the Applicable Closing Date as if made on the Applicable Closing Date, except to the extent that they expressly relate to an earlier date, and (ii) that each of the Trust and the Partnership has performed or complied in all material respects with all of its agreements herein contained and required to be performed or complied with by it hereunder.

                             (14) A certificate of the Partnership, certifying
that each Participant to be admitted at such Closing has been admitted as a limited partner of the Partnership in respect to the applicable Units, effective on the Applicable Closing Date, and that the Partnership's books and records will, as of the Applicable Closing Date, indicate that each Participant is the holder of the number of Units which is called for pursuant to Paragraph 3.

                             (15) An incumbency certificate of the Trust
certifying the authority of the officers of the Trust, on its own behalf and as general partner of the Partnership, to execute and deliver this Agreement and all applicable transaction documents.

                             (16) The Subject-to Mortgage Loan Agreement,
executed by the Partnership.

                             (17) The Trust and the Partnership shall deliver
such other certificates, documents, instruments and agreements as the Contributors and Participants shall deem necessary in their reasonable discretion in order to effectuate the transactions contemplated herein in form and substance reasonably satisfactory to the Contributors and the Participants.

                  7. Prorations and Closing Costs. All matters involving prorations or adjustments to be made to the Consideration for the Property relating to each Parcel (each, a "Subject Property") and not specifically provided for in any other provision of this Agreement shall be adjusted as provided below. Except as otherwise set forth herein, all items to be prorated pursuant to this Paragraph shall be prorated for each Subject Property as of the Closing Date for such Subject Property (for purposes of this Paragraph, the "Applicable Closing Date"), with the Partnership to be treated as the owner of the Subject Property, for purposes of prorations of income and expenses, on and after the Applicable Closing Date.

                     (a) Real estate taxes and all other ad valorem taxes, if any, with respect to the Real Property constituting part of the Subject Property (the "Subject Real Property") for the applicable fiscal or calendar year in which the Applicable Closing Date with respect to the Subject Real Property occurs shall be prorated in accordance with the provisions of this Paragraph 7. If the amount of such taxes is not known on the Applicable Closing Date for the Subject Real Property, taxes will be prorated on the basis of the most recently ascertainable tax bill and such proration shall be adjusted by the Applicable Contributor and the Partnership upon written evidence that the actual taxes for the year in which the Applicable Closing Date occurs differ from the amounts used for adjustments at the applicable Closing in accordance with Paragraph 7(i) below. There shall be no proration of insurance premiums or assignment of insurance policies relating to the Applicable Real Property and the Contributor of the Subject Real Property (for purposes of this Paragraph, the "Applicable Contributor") shall be entitled to cancel all of its existing policies relating to the Applicable Real Property as of such Closing Date. The Partnership shall be obligated (at its own election) to obtain any replacement policies. The amounts of all telephone, electric, sewer, water and other utility bills, trash removal bills, janitorial and maintenance service bills relating to the Subject Real Property and allocable to the period prior to the Applicable Closing Date shall be determined and paid by the Applicable Contributor before the Applicable Closing Date, if possible, or shall be paid promptly thereafter by the Applicable Contributor, or shall be adjusted between the Partnership and the Applicable Contributor at the applicable Closing based upon the last meter readings, or adjusted between the Partnership and the Applicable Contributor immediately after the same have been determined. The Partnership and the Applicable Contributor shall, to the extent necessary, enter into an agreement to such effect as of the Applicable Closing Date. The Applicable Contributor shall attempt to have all utility meters read as of the Applicable Closing Date. The Applicable Contributor shall further attempt to obtain from the provider of same all other service statements and bills of account adjusted as of the Applicable Closing Date. The Applicable Contributor shall be entitled to refunds of all deposits, if any, paid by the Applicable Contributor or the Applicable Contributor's predecessor-in-interest prior to the Applicable Closing Date and held by entities providing such service, or, at the Applicable Contributor's option, the Applicable Contributor shall transfer all of its right, title and interest in and to such deposits to the Partnership on the Applicable Closing Date and shall receive a credit for the amount of such deposits. All Contracts and other obligations in connection with the Subject Property, to the extent the same are intended to be assumed hereunder, shall be prorated as of the Applicable Closing Date.

                     (b) Special assessments which have been filed as a lien against the Subject Real Property on or before the Effective Date and are not payable in installments shall be paid by the Applicable Contributor. Special assessments which have been filed as a lien against the Subject Real Property, but which are payable in installments shall be adjusted based upon the installment payment for the fiscal or calendar year in which Applicable Closing Date takes place and the remaining unpaid assessments shall be assumed by the Partnership. Special assessments which are or may be pending, but which have not become a lien on the Subject Real Property as of the Applicable Closing Date, and special assessments which are filed as a lien after the Applicable Closing Date, shall be assumed and paid by the Partnership.

                     (c) The Partnership and each Applicable Contributor shall each pay one half of any state or county documentary stamps or transfer taxes imposed in connection with the transfer of each Subject Real Property. The Partnership and each Applicable Contributor shall also each pay one-half of the costs charged by the Title Insurer in connection with its issuance of non-imputation endorsements to the Title Policy and one-half of costs charged by Dollinger & Dollinger in connection with its issuance of the Dollinger Opinion Letter. The Partnership shall pay the expense of recording the Deeds for the Subject Real Property, the title searches, title premiums and any other title insurance costs on the owner's title insurance policies and the cost of obtaining any surveys, if desired by the Partnership. The Partnership agrees to pay the expense of the legal fees of its own counsel, and the Contributors and Participants shall pay the expense of the legal fees of their own counsel. The cost of all of the Partnership's Due Diligence Activities (as defined below) shall be borne solely by the Partnership.

                     (d) Any base, minimum or similar rents (including, without limitation, estimated pass through payments, payments for common area maintenance and all additional charges payable by tenants) under the Leases (in each case, collectively, the "Rents") relating to the Subject Real Property (the "Subject Leases") which are in arrears as of the Applicable Closing Date shall not be apportioned at the applicable Closing, but instead the right to collect the same shall be assigned to the Partnership. All such Rents received by the Partnership or the Applicable Contributor within the first ninety (90) days after the Applicable Closing Date (other than "true up" payments received from Tenants attributable to a year-end reconciliation of actual and budgeted pass-through payments which shall be apportioned between the Partnership and the Applicable Contributor pro rata in accordance with their respective period of ownership as provided in Paragraph 7(i) below) shall be applied in the following order of priority: (a) to the Partnership, so long as such Tenant is in arrears for current or prior rent arising after the Applicable Closing Date, then (b) to the Applicable Contributor for all rent in arrears prior to the Applicable Closing Date; and then (c) to the Partnership with no further claim by the Applicable Contributor thereto. The Applicable Contributor shall have no claim to Rents collected ninety (90) days after the Applicable Closing Date. Any Rents which are delinquent or otherwise not paid on the Applicable Closing Date, and collected by the Partnership or the Applicable Contributor after the Applicable Closing Date shall be apportioned as aforesaid and the portion to which the Applicable Contributor is entitled shall be promptly remitted by the Partnership to the Applicable Contributor and the portion to which the Partnership is entitled shall be promptly remitted by the Applicable Contributor to the Partnership. The Applicable Contributor retains the right to pursue its remedies against Tenants after the Applicable Closing Date for any delinquent Rents or other amounts owed to the Applicable Contributor (other than proceedings to evict Tenant or terminate the Subject Lease). The Partnership shall not enter into any agreement pursuant to which any sums owed to the Applicable Contributor in respect of the Subject Lease for periods prior to the Applicable Closing Date are reduced, modified or waived. The Partnership's obligations to collect rent arrearages shall be limited to commercially reasonable efforts and the Partnership shall not be obligated to spend any money without adequate assurance of reimbursement from the Applicable Contributor, and the Partnership shall under no circumstance be required to commence litigation against any Tenant to collect the same. Any cash security deposits held by the Applicable Contributor for any Subject Lease, together with the interest due thereon, if any and if required under the terms of the Subject Lease or as required by applicable law, shall either be credited or transferred to the Partnership on the Applicable Closing Date at the Applicable Contributor's option. If any security deposits are in the form of a letter of credit, the Applicable Contributor shall assign its interest in the letter of credit to the Partnership (to the extent assignable) and deliver the original letter of credit to the Partnership at the applicable Closing.

                     (e) All leasing and brokerage commissions for the Subject Lease(s) set forth on "Exhibit V" annexed hereto and made a part hereof (and designated thereon as the responsibility of the Applicable Contributor) shall be paid by the Applicable Contributor without contribution by, or reimbursement from, the Partnership. The Partnership shall expressly assume and be solely obligated for the leasing and brokerage commissions for which the Partnership is the responsible party as set forth on "Exhibit V", for all the leasing and brokerage commissions arising in connection with expansions and extensions exercised by a tenant after the Effective Date and all the leasing and brokerage commissions which are not set forth on said "Exhibit V" (provided any such commissions that are the Partnership's responsibility as provided herein are in connection with expansions and renewals exercised by tenants listed on the rent roll annexed hereto as "Exhibit C" after the Effective Date and are at rates which brokers are customarily receiving in the area in which the Subject Property is located), subject only to the Partnership's right to approve any new Subject Lease or amendments, discretionary renewals or modifications of any Subject Lease which are not otherwise permitted pursuant to Paragraph 18(e), below. Any other leasing or brokerage commissions which are not set forth on Exhibit "V" or are the responsibility of the Partnership as set forth in the preceding sentence shall remain the responsibility of the Applicable Contributor. The Applicable Contributor shall be responsible for the costs of, and shall pay or perform prior to the Applicable Closing Date, the capital improvements, tenant improvements and allowances for work performed or required to be performed (or paid, as applicable) prior to March 23, 1998 by or on behalf of the Applicable Contributor for all Subject Leases as set forth in "Exhibit V" annexed hereto and made a part hereof (collectively, the "Contributors Tenant Work"). The Partnership shall assume, pay or reimburse (as applicable) the Applicable Contributor on the Applicable Closing Date for the costs of all other capital improvements, tenant improvements and allowances for work (other than Contributors Tenant Work) pursuant to the Subject Leases (including all amendments, renewals and modifications thereof) incurred by or on behalf of the Applicable Contributor in connection with any Subject Lease (including all amendments, renewals and modifications thereof) entered into after March 23, 1998 with respect to any of the Subject Real Property, provided that such costs are explicitly noted on "Exhibit C" hereto or are approved by the Partnership after the date hereof in accordance with Paragraph 18(e) below.

                     (f) Amounts paid or payable as fees or expenses under any of the Licenses relating to the Subject Property (the "Subject Licenses") assigned on the Applicable Closing Date shall be prorated as of the Applicable Closing Date but all amounts refundable under unassigned and unassignable Subject Licenses shall belong to the Contributor of each such Subject License.

                     (g) The Applicable Contributor shall be solely responsible for the payment of any "roll back taxes" assessed or imposed upon any of the Subject Real Property under the "Farmland Assessment Act of 1964," Chapter 58, Laws of 1964, N.J.S.A. 54:4 23-1 et seq., as amended, or otherwise, which relate to any period prior to the Applicable Closing Date, and the Applicable Contributor agrees to indemnify, defend and save the Partnership harmless (including attorneys' fees) from and against any claim for such taxes without regard to the limits set forth in Paragraph 11.

                     (h) Miscellaneous income relating to the Subject Leases, including, without limitation, telephone and vending machine income, if any, shall be prorated as of the Applicable Closing Date, to the extent that such income has been actually received by the Applicable Contributor.

                     (i) At the Initial Closing, the Partnership shall receive a credit against the Purchase Price in the amount of $400,000 in full satisfaction of the obligations of each Contributor and Participants with respect to the physical condition of the Properties (the "IC Credit"). Prior to the Initial Closing, Axinn shall advise the Partnership, in writing, as to how the IC Credit shall be allocated to and among the Contributors and Participants. The Applicable Contributor shall remain responsible for all payments due under repair contracts for those repair items which are such Applicable Contributor's responsibility as specifically set forth on Schedule
V. The Partnership shall be responsible for all payments due under all other repair contracts, provided the Applicable Contributor obtains the prior written approval of the Partnership for such repair contracts. The Partnership shall respond to the Applicable Contributor's request for a consent in all cases under this subparagraph (i) within three (3) business days of receiving such request. Failure by the Partnership to respond within such three (3) business day period, shall be deemed the consent of the Partnership to such repair contract. Except as specifically set forth herein, the Contributors and Participants shall have no other obligations to the Partnership or to the Trust with respect to the physical condition of the Properties.

                     (j) At the Initial Closing, the Contributors and the Participants set forth on Schedule 13 shall deposit up to $34,000.00 in the aggregate in escrow so that funds will be available to the Partnership to complete the environmental condition items at the Properties set forth on
Schedule 13 annexed hereto. The Contributors and the Partnership shall agree upon the actual amount to be held in escrow prior to the Initial Closing. Such Contributors, Participants and the Partnership shall, at the Initial Closing, enter into an agreement, in form and substance reasonably acceptable to all parties, to reflect such an escrow arrangement. Except as specifically set forth herein and except for the obligations of the Contributor of the 31 Commercial Street Property set forth in Paragraphs 11(b) and 14(d) below, the Contributors and the Participants shall have no other obligations to the Partnership or to the Trust with respect to the environmental condition of the Properties.

                     (k) At the Initial Closing, the Contributor of the 80 Skyline-Express Plainview, New York Property shall receive a credit in the amount of $12,400.00 with respect to such Contributor's funding of the cost of "tenant extras" pursuant to the terms of such Contributor's lease with Olsten Health Services.

                     (l) All prorations shall be made on the basis of the actual number of days of the month which shall have elapsed as of the day of the applicable Closing and based upon the actual number of days in the month and a three hundred and sixty five (365) day year. The amount of such prorations shall be initially performed at the applicable Closing but shall be subject to adjustment after the applicable Closing as and when complete and accurate information becomes available, if such information is not available as of the Applicable Closing Date. The Partnership and each Applicable Contributor agree to cooperate and use their best efforts to make such adjustment no later than one hundred and twenty (120) days after the applicable Closing (or as soon thereafter as may be practicable, with respect to common area maintenance and other additional rent charges including pass-throughs for real estate taxes and special assessments, if any, payable by tenants under the Subject Leases). Except as set forth in this Paragraph 7, all items of income and expense which accrue for the period prior to each applicable Closing will be for the account of each Applicable Contributor and all items of income and expense which accrue for the period after the applicable Closing will be for the account of the Partnership. The provisions of this subparagraph 7(i) shall specifically survive each applicable Closing.

                     (m) All of the provisions of this Paragraph 7 and each Contributor's and the Partnership's respective rights and obligations hereunder shall survive the Closings contemplated by this Agreement and Axinn shall be obligated to cause each Contributor to comply with all of such Contributor's obligations hereunder.

                  8. Possession of Property.

                     (a) Each Contributor or Participant shall deliver possession to the Real Property conveyed by it to the Partnership either directly or through the conveyance of Entity Interests on each Closing Date and shall also deliver possession to the Real Property owned by Contributors whose Participants have conveyed Entity Interests to the Partnership on each Closing Date, subject only to the Permitted Exceptions.

                     (b) The Partnership shall assume, by execution of the Assignments on each Closing Date, all of each Contributor's obligations in, to and under the Licenses and Leases assigned on such Closing Date if such obligations are set forth in writing in such Licenses and Leases and such Licenses and Leases are listed on Exhibits annexed hereto. The Applicable Contributor and Axinn shall remain responsible for all other obligations in, to and under the Licenses and the Leases which the Partnership does not assume pursuant to the terms hereof. Notwithstanding the foregoing, the Partnership shall not assume management agreements, leasing or brokerage agreements; provided, however, that the Partnership shall remain liable for all leasing and brokerage commissions as and to the extent set forth in Paragraph 7(e) above.

                     (c) All of the provisions of this Paragraph 8 and each Contributor's and the Partnership's respective rights and obligations hereunder shall survive each Closing contemplated hereunder.

                  9. Employees. The Property of each Contributor does not include any employees of such Contributor. The Partnership, through an affiliate or related person, intends, however, to offer to hire or retain (but shall not be obligated to offer to hire or retain) those individuals currently employed by DEAC and identified on "Exhibit Q" (the "Transferred Employees") at salary levels and with benefits consistent with those currently paid by DEAC, which salary levels and benefits are also set forth on "Exhibit Q". It is anticipated that the responsibilities currently borne by the Transferred Employees will be subject to modification to insure consistency with the Partnership's existing Asset Management/Tenant Services Program. The Partnership and its affiliates and related persons shall have no obligation or liability whatsoever with respect to employees of DEAC, or of any Contributor, Participant or their respective affiliates, it being such Contributor's, Participant's or affiliate's sole responsibility and obligation to provide severance arrangements, if any, for all such employees and to pay all liabilities to such employees that accrued or relate to periods of time prior to the Closing. Closing of the transactions under this Agreement shall not be conditioned upon any or all of the Transferred Employees accepting employment with the Partnership or any affiliate or related person of the Partnership.

                  10.      Representations and Warranties.

                     (a) Each Contributor (excluding Axinn), severally and not jointly, hereby represents and warrants, solely as to himself, itself and each Property owned by it or him, as the case may be, and Axinn, severally and jointly, hereby represents and warrants as to himself and each Property owned by each Contributor and as to each Contributor, as follows, all of which shall be true and correct on, and as of the Effective Date and each applicable Closing Date:

                                    (1) Unless the Contributor is an
individual, the Contributor is duly organized or formed and validly existing under the laws of its state of organization or formation, and is in good standing in such state. With respect to Contributors who are not individuals, the Contributor is not in default under, or in violation of, any provision of its organizational documents.

                                    (2) The Contributor has all necessary
power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, as necessary on or prior to each Closing Date. A list of such required consents or authorizations is contained on "Exhibit R" attached hereto. A list of such required notices is contained on "Exhibit R-1". This Agreement constitutes, and the other documents and instruments to be delivered by the Contributor pursuant hereto when delivered will constitute, valid and binding obligations of the Contributor, enforceable against the Contributor in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar rights of creditors generally and by general principals of equity.

                                    (3) Except as set forth in "Exhibit S"
attached hereto and made a part hereof, there is no litigation, proceeding, action or investigation pending or, to the best of the Contributor's knowledge, threatened against or relating to the Contributor or its Property, nor is there any judgment, decree, injunction, or order of any court, governmental department, commission, agency, instrumentality or arbitrator, which could reasonably be expected to materially and adversely affect the Contributor or its Property or which would invalidate this Agreement or any action taken or to be taken by the Contributor pursuant hereto.

                                    (4) Except as set forth in "Exhibit R" and
in "Exhibit "R-1", neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will (i) constitute a violation or be in conflict with or constitute a default under any term or provision of the Contributor's constituting or organizational documents; (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any indenture, license, contract, agreement or other instrument or obligation to which a Contributor is a party or by which its respective properties or assets may be bound; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Contributor, or any of its properties or assets.

                                    (5) True, correct and complete copies of
all of the following, together with any modifications or amendments thereof, but only if and to the extent the same are in Contributor's possession or control, have been made available as of April 22, 1998, to the Partnership:
(i) Leases and rent rolls; (ii) Contracts; (iii) leases of equipment, vehicles and other tangible personal property used by Contributor in connection with the ownership and operation of the Property listed on "Exhibit C-2" (the "Personal Property Leases"); (iv) Licenses; (v) surveys; (vi) title reports;
(vii) engineering reports; and (viii) environmental reports.

                                    (6) (i) all of the Leases, Contracts,
Personal Property Leases and Licenses are in full force and effect, (ii) to the best of its knowledge, there has been no action or failure to act by the Contributor or any other party to any Lease, Contract, Personal Property Lease or License which, with the giving of notice or the passage of time or both, would constitute a default in any material respect of such document or otherwise entitle any other party thereto to damages or a right to terminate; and (iii) the Contributor has not received from any other party written notice with respect to a material deficiency in the condition of the Property or the use or repair of the same or of any alleged default by Contributor under any such Lease, Contract, Personal Property Lease or License which is reasonably likely to cost more than $5,000 to cure or remediate individually (or more than $25,000 in the aggregate for each property), as the case may be. Except as set forth on "Exhibit T", each of the Contracts is terminable at will without penalty or cancellation fee upon no more than thirty (30) days prior written notice but, except as hereinafter expressly provided, unless otherwise directed by the Partnership, the Contracts shall not be terminated by the Contributor. Except as set forth on "Exhibit T", to the best of its knowledge, the Contributor is not a party to any existing management agreement or brokerage or leasing arrangement.

                                    (7) There is set forth or identified in
"Exhibit U" all of the plans, funds, policies, programs, arrangements or understandings sponsored or maintained by the Contributor, or DEAC or any DEAC affiliates (collectively, the "Axinn Affiliates"), and administered by the Contributor or any of the Axinn Affiliates, which provide any current employee of the Contributor or any of the Axinn Affiliates (an "Employee") (or any dependent or beneficiary of any such Employee) with (a) retirement benefits;
(b) severance or separation from service benefits; (c) incentive, performance, stock, share appreciation or bonus awards; (d) health care benefits; (e) disability income or wage continuation benefits; (f) supplemental unemployment benefits; (g) life insurance, death or survivor's benefits; (h) accrued sick pay or vacation pay; or (i) any other type of material benefit offered under any arrangement subject to characterization as an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and not excepted by Section 4 of ERISA are collectively called "Employee Benefit Plans". Except as set forth on

"Exhibit U", none of such Employee Benefit Plans is an "employee benefit pension plan" or a "pension plan" as defined in Section 3(2) of ERISA which is subject to Title IV of ERISA. As to any Employee Benefit Plan identified in "Exhibit U", each of the following is true: (i) all amounts due from the Contributor or other person responsible for sponsoring, maintaining or administering such Employee Benefit Plan (the "Responsible Person") as contributions to the date hereof have been paid or accrued on their books;
(ii) the Responsible Person and any Affiliated Company (as hereinafter defined) have performed or satisfied all material obligations required to be performed or satisfied by them under, and are not in default under or in violation of, any Employee Benefit Plan and no other party is in default thereunder or in violation thereof; (iii) the Responsible Person and any Affiliated Company are in compliance in all material respects with the requirements (including reporting and disclosure requirements applicable to them) prescribed by all statutes, orders or governmental rules or regulations applicable to the Employee Benefit Plans, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); (iv) neither the Responsible Person nor any Affiliated Company or any other "disqualified person" or "party in interest" (as defined in Section 4975 of the Code and Section 3(14) of ERISA, respectively) has engaged in any "prohibited transaction," as such term is defined in Section 4975 of the Code or Section 406 of ERISA, which could subject any Employee Benefit Plan (or its related trust), the Contributor, the Responsible Person or any Affiliated Company, the Partnership, the Trust, any shareholder, officer, director, trustee, partner or employee of the Contributor, any Affiliated Company, the Partnership or the Trust or any trustee, administrator or other fiduciary of any Employee Benefit Plan to the tax or penalty imposed under Section 4975 of the Code or Section 502(i) of ERISA; and (v) there are no material actions, suits or claims pending (other than routine claims for benefits) or threatened, against any Employee Benefit Plan or against the assets of any Employee Benefit Plan. For purposes of this subparagraph 10(a)(7), "Affiliated Company" shall mean any member (whether or not incorporated) of a group which is part of a controlled group of corporations or under common control (within the meaning of the regulations promulgated under Section 414 of the Code) and of which the Contributor, the Axinn Affiliates or the Responsible Person is a member. Neither the Seller nor the Responsible Person maintains or participates in, and has never maintained or participated in, any "multiemployer plans" as defined in Section 3(37) of ERISA. There are no liens against the Real Property arising under ERISA, nor any other compensation or employment related lien or liability that could become the responsibility of the Partnership. There are no existing collective bargaining or other employment agreements in effect with respect to the Real Property or the employees of the Contributor or the Axinn Affiliates. The Contributors and the Axinn Affiliates shall offer health care continuation coverage pursuant to the Consolidated Omnibus Reconciliation Act ("COBRA"), if any, for persons employed by the Contributor or Axinn Affiliates and have complied and shall otherwise comply in all material respects with all applicable laws (including laws prohibiting employment discrimination) relating to persons employed by such Contributors and the Axinn Affiliates.

                                    (8) Except for public improvements which
are to be made in connection with the construction of the 263 Old Country Road Property, to the Contributor's knowledge, there are no public improvements in the nature of off-site improvements or otherwise, which have been ordered to be made and/or which have not heretofore been assessed and, to the Contributor's knowledge, there are no special or general assessments currently affecting or pending against the Real Property or any portion thereof.

                                    (9) Except as set forth in "Exhibit S-1",
the Contributor has not been served with written notice that it has been named as a party in any litigation, administrative proceeding or investigation naming Contributor as a responsible party or potentially responsible party for any liability for clean-up costs, natural resource damages or other damages or liability for prior disposal or release of Hazardous Substances, Hazardous Wastes or other environmental pollutants or contaminants. For purposes of this Agreement, "Hazardous Substances" means those elements and compounds which are designated as such in Section 101(14) of the Comprehensive Response, Compensation and Liability Act (CERCLA), 42 U.S.C. Section 9601 (14), as amended, all petroleum products and by-products, and any other hazardous substances as that term may be further defined in any and all such federal, state and local laws (including, in New Jersey, the New Jersey Industrial Site Recovery Act (ISRA) and "Hazardous Wastes" means any hazardous waste, residential or household waste, solid waste, or other waste as defined in such federal, state and local laws. Except as set forth in "Exhibit S-1", the Contributor has not received any summons, citation, directive, letter or other written communication from any governmental or quasi-governmental authority concerning any intentional or unintentional action or omission on the Contributor's part which either (a) resulted in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances or Hazardous Wastes, or (b) related in any way to the generation, storage, transport, treatment or disposal of Hazardous Substances or Hazardous Wastes.

                                    (10) To the Contributor's knowledge,
except (a) in amounts customarily found in office uses and in other uses for which the Property is suited and used and (b) in compliance with applicable law, no Hazardous Substances and no Hazardous Wastes are present on the Property including, without limitation, asbestos, flammable substances, explosives, radioactive materials, hazardous wastes, toxic substances, pollutants, pollution, contaminant, polychlorinated biphenyls ("PCBs"), urea formaldehyde foam insulation, radon, corrosive, irritant, biologically infectious materials, petroleum product, garbage, refuse, sludge, hazardous or waste materials, except as has been disclosed in the environmental site assessment reports prepared for the Partnership for each Property by Dames & Moore, and there has been no use of the Property that shall, under any federal, state or local environmental statute, ordinance or regulation, require, at any time, any closure or cessation of the use or occupancy of the Property and/or impose, at any time, upon the owner of the Property any clean-up or other monetary obligation. To the Contributor's knowledge, none of the Properties nor any portion thereof, have been identified on the federal CERLIS, the National Priorities List (40 C.F.R. Part 300, App. B) or any state or local list of potential hazardous waste disposal sites or as an industrial establishment. Notwithstanding the representations and warranties set forth in this subparagraph and subparagraph (9) above, the acts, if any, of any Applicable Contributor's past or current tenants shall not be imputed to such Applicable Contributor unless such Applicable Contributor shall have actual knowledge thereof.

                                    (11) True and correct copies of the income
and expense statements for each Property owned by the Contributor for the calendar year 1997 certified by the Contributor, have been delivered to the Partnership upon execution of this Agreement.

                                    (12) The Contributor has received no
written notice of any material violation of any of the licenses, permits, consents, authorizations, approvals, and certificates of any regulatory, administrative or other governmental agency or body, if any, issued to or held by the Contributor and related to the ownership or operation of each Property owned by the Contributor (collectively, the "Permits"), and there is no pending or, to the knowledge of the Contributor, threatened proceeding which could result in the revocation or cancellation of, or inability of the Contributor to renew, any Permit.

                                    (13) Except as set forth in "Exhibit V"
attached hereto and except for the obligations which the Partnership has specifically agreed to assume pursuant to the provisions of Paragraph 7(e) above, to the best of the Contributor's knowledge, all management fees, leasing commissions and tenant improvement allowances relating to the Property are fully paid, there are no brokerage commissions owing by the Contributor with respect to any of the Leases or otherwise related to the Properties owned by the Contributor which have not been paid, and there are no ongoing commission or leasing fee obligations.

                                    (14) The Contributor has received no
written notice from any insurance company which has issued a policy with respect to any of the Property or by any board of fire underwriters (or other body exercising similar functions) claiming any material defects or deficiencies or requesting the performance of any material repairs, alterations or other work, and the Contributor will promptly notify the Partnership of any such notice or requirement if such notice is received prior to any Closing.

                                    (15) The Contributor is not a "foreign
person" within the meaning of the Internal Revenue Code of 1986, as amended.

                                    (16) The Contributor has not received
written notice in the last two (2) years from any governmental agency or authority of outstanding material violations issued by governmental authorities having jurisdiction over the Property owned by it.

                                    (17) Except as set forth in "Exhibit R-1",
there are no options, rights of first refusal, rights of first offer or conditional sales agreements regarding the purchase and sale of the Property.

                                    (18) There are no oral or written leases
or rights of occupancy or grants or claims of right, title or interest in any portion of the Property other than the Leases and the Licenses. No Tenant has advised the Contributor in the last two (2) years, that the Contributor is in default under any of the Leases, or asserted, in the last two (2) years, any claim or basis for any claim for free or reduced rent or right of set off against the landlord or the rent under the Leases, and the Contributor has no knowledge of any default or any event which has taken place which, with the passage of time, or the delivery of notice, or both, could become an event of default. The Contributor has the sole right to collect rents under the Leases, and neither such right nor any of the Leases has been assigned, pledged, hypothecated or otherwise encumbered by the Contributor except as additional collateral for any existing mortgage upon the Real Property to which any such Lease relates, which shall be satisfied or assumed at or before Closing at which such Real Property shall be conveyed by the Contributor. No holder of any such collateral assignment has asserted or exercised any of its right to collect such rents. Each of the Leases is valid and subsisting and in full force and effect, the Tenant is in actual possession in the normal course, and the rents set forth in "Exhibit C" are the actual rents, income and charges currently being collected by the Contributor under the Leases. Except as set forth on "Exhibit V", all material obligations of the Contributor that it is required to complete pursuant to any Lease as of the date hereof has been completed as of this date or shall be completed as of the Closing at which the Real Property as to which any such Lease relates shall be conveyed, and all costs therefore have been or shall be paid by the Contributor, and all of the Contributor's work has or shall have been accepted by the Tenant without exception on or before such Closing, other than routine punch list items, which items shall remain the responsibility of the Contributor following such Closing (without regard to the limitations set forth in Paragraph11), and which obligation shall expressly survive Closing. The amount of each security deposit contains, where required by law or otherwise, such interest which has accrued in accordance with law. No Tenant of the Property under any of the Leases has, and shall not at Closing at which such Property shall be conveyed have, prepaid any rent under any of the Leases for more than one (1) month. Except as explicitly noted in "Exhibit C", no security deposits by Tenants have heretofore been returned or applied to charges against the Tenants.

                                    (19) Schedule 5 is a true and correct list
of matters regarding the Mortgage Loans covered by Paragraph 3(e) above. No holder of an Assumed Mortgage Loan is entitled to receipt of a participation interest (whether of profits, sale or refinancing proceeds) in any of the Consideration to be received by the Applicable Contributor hereunder, nor is the holder of an Assumed Mortgage Loan entitled to receipt of a participation interest under any other circumstances.

                                    (20) To the Contributor's knowledge, all
adequate utilities, useable public sanitary and storm sewers, public water facilities, electric facilities and gas facilities (collectively, the "Utilities"), are installed in, and are duly connected to, the Property; the sanitary sewer system has been dedicated to and accepted by the Municipal Utilities Authority and can be used without charge, except for normal and usual metered utility charges and water and sewer charges. All utilities required for the operation of the Property, either enter the Property through adjoining public streets or, if they pass through adjoining public land, do so in accordance with valid public easements or private easements which will inure to the benefit of the Partnership at no cost to the Partnership. All of said Utilities are installed and operating and all installation, connection and "tap-in" charges have been paid in full.

                                    (21) No work has been performed or is in
progress at, and no materials have been furnished to the Contributor with respect to the Property which, though not presently the subject of, might give rise to construction, mechanic's, materialmen's, municipal or other liens against the Property or any portion thereof, except that for which full and complete releases have been obtained and except for the work currently being performed in connection with the 263 Old Country Road Property. If any lien for any such work is filed before or after Closing with respect to the Property (including the 263 Old Country Road Property), the applicable Contributor covenants that it shall promptly discharge the same.

                                    (22) To the Contributor's knowledge, none
of the artwork being a part of the Personal Property was prepared on a "work for hire" basis and none of the artwork was commissioned after 1991.

                                    (23) All charges, fees and assessments
(including condominium fees) and any and all other sums due under declarations, cross-easements and like agreements to which the Property or any portion thereof may be subject, have been paid, and no special assessments thereunder are pending, there is no constituted board of directors or board of trustees for the Property (or the development in which the Property is situated) and all consents and approvals required to be obtained under any such declarations, cross-easements and like agreements have been obtained pursuant to the requirements of such documentation.

                                    (24) To the Contributor's knowledge, all
debts, liabilities, and obligations of the Contributor arising out of the construction, ownership, and operation of the Property owned by it, including, but not limited to, construction costs, salaries, taxes, accounts payable and the like, have been paid consistent with the Contributor's prior practices and shall continue to be so paid from the date hereof until the Closing Date with respect to the Property.

                                    (25) Except as set forth on "Exhibit DD",
there are no existing tax reduction proceedings in effect with respect to the Property.

                                    (26) Schedule 1 attached hereto correctly
reflects all existing Participants of the Contributor as shown on the books of the Contributor, the percentage ownership interest of each Participant of the Contributor, the percentage ownership of the Axinn Participants of the Contributor, and either the state of residence for each individual Participant and Contributor or the state of formation for each such entity Participant and Contributor.

                                    (27) Each of the Contributors has
conducted its business only in the ordinary course of such business and there has not been any change, circumstance or event since January 1, 1998 that has resulted in a material adverse effect on the business, properties, results of operations or financial condition of each of the Contributors, taken as a whole.

                                    (28) Axinn and the Contributors have not
provided management, maintenance or other services other than in a de minimis manner to persons or entities who are not then tenants or customers of the Property owned by them. The employees listed on "Exhibit Q" only provide services to Property owned by Axinn or DEAC in whole or in part.

                                    (29) None of the Contributors have made a
general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by the creditors of any such entity, suffered the appointment of a receiver to take possession of all, or substantially all, of the assets of such Contributor, or any of their respective direct or indirect subsidiaries, suffered the attachment or other judicial seizure of all, or substantially all, of the assets of any such entity, admitted in writing its inability to pay its debts as they come due or made an offer of settlement, extension or composition to its creditors generally.

                           (b) Each Contributor hereby represents and warrants
as follows, all of which shall be true and correct on and as of the Effective Date and each Closing Date:

                                    (1) That it has received a copy of the
Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and all Current Reports on Form 8-K filed by the Trust between January 1, 1998 and the date hereof, the Trust's proxy statement for its annual meeting of shareholders to be held on May 15, 1998, the Trust's Prospectus dated November 13, 1997 (relating to Preferred Shares, Common Shares, Depositary Shares and Warrants), the Trust's Form 10-Q for the quarter ended March 31, 1998 and a copy of the Partnership Agreement;

                                    (2) That the Units and the Underlying
Shares (collectively, the "Securities") are being acquired for its own account and not with a view to public distribution or resale and that it has no contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any Securities or any portion thereof to any other person;

                                    (3) That it is an Accredited Investor;

                                    (4) That it is not relying on, and did not
become aware of, the offering of the Securities through or as a result of any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Securities;

                                    (5) That it understands that the
Securities have not been registered under the Securities Act or the securities laws of any state, and, as a result thereof, the Securities are "restricted securities" as defined in Rule 144 under the Securities Act and are subject to substantial restrictions on transfer;

                                    (6) That it understands that the
certificates evidencing the Securities shall bear a legend indicating that such Securities have not been registered under the Securities Act or any such state securities laws and the transferability thereof is subject to compliance with the Securities Act and such state securities laws;

                                    (7) That it will not sell or otherwise
transfer or dispose of any Securities or any portion thereof unless the Securities are registered under the Securities

Act and any applicable state securities laws, or unless the Securities may be sold in reliance on an exemption from such registration requirements;

                                    (8) That it understands that, except as
and to the extent set forth in the Registration Rights Agreement, neither the Partnership nor the Trust has any obligation or intention to register the Securities for resale under any federal or state securities laws and it therefore may be precluded from selling or otherwise transferring or disposing of any Securities or any portion thereof for an indefinite period of time or at any particular time;

                                    (9) That in determining to acquire the
Securities, it has relied solely upon its independent investigation, including the advice of its legal counsel and accountants or other financial and tax advisers, and has, during the course of discussions concerning the acquisition of the Securities, been offered the opportunity to ask such questions and inspect such documents concerning the Partnership and the Trust and their respective businesses and affairs as it has requested so as to more fully understand the nature of the investment and to verify the accuracy of the information supplied;

                                    (10) That it has been apprised by Axinn of
the terms of the options to be issued to Axinn and Mark Hamer and the employment agreement to be entered into by Mark Hamer. That it has reviewed with Axinn the financial condition of the Contributor in which it has an economic interest and has reviewed with Axinn the reasons for the transactions contemplated by this Agreement and alternatives to the transactions contemplated hereby;

                                    (11) That it acknowledges that, except for
the information contained in the public filings made by the Trust with the Securities and Exchange Commission and specifically identified herein, the undersigned has not relied upon any information furnished by the Trust or the Partnership in determining to consent to the transactions contemplated by this Agreement.

                                    (12) THAT IT UNDERSTANDS THAT THE
ACQUISITION OF THE SECURITIES INVOLVES CERTAIN RISKS, including those risks identified in the Trust's Prospectus dated November 13, 1997 referred to above, and that it can bear the economic risk of the acquisition of the Securities, including the total loss of its investment;

                                    (13) That (i) it has adequate means of
providing for its current needs and financial contingencies, (ii) it has no need for liquidity in this investment, (iii) it has no debts or other obligations, and cannot reasonably foresee any other circumstances that are likely in the future to require it to dispose of the Securities, and (iv) all its investments in and commitments to non-liquid investments are, and after its acquisition of the Securities will be, reasonable in relation to its net worth and current needs;

                                    (14) That it understands that no federal
or state agency has approved or disapproved the Securities, passed upon or endorsed the merits of the offering of the Securities hereunder, or made any finding or determination as to the fairness of the Securities for investment;

                                    (15) That it understands that the
Securities are being offered and distributed in reliance on specific exemptions from the registration requirements of federal and state securities laws and that each of the Partnership and the Trust is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the Contributors and Participants to acquire the Securities. In this regard, it understands that Common Shares will only be issued upon the redemption of the Units if an exemption from the registration requirements of the Securities Act is then available for such issuance; and

                                    (16) That it does not beneficially own
five (5%) percent or more of the outstanding Common Shares.

                           (c) The Trust and the Partnership, jointly and
severally, hereby represent and warrant to each of the Contributors as follows, all of which shall be true and correct on and as of the Effective Date and each Closing Date:

                                    (1) The Partnership is a limited
partnership duly formed and validly existing under the laws of the State of Delaware, and is in good standing with the State of Delaware. The Trust is a real estate investment trust duly formed and validly existing under and by virtue of the laws of the State of Maryland, and is in good standing with the State Department of Assessments and Taxation of Maryland. Each of the Trust and the Partnership has the trust and limited partnership power and authority, as the case may be, to own its properties and is duly registered, qualified, authorized and licensed to do business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification, authorization or license, except where the failure to be so registered, qualified, authorized or licensed would not have a material adverse effect on the Trust and its subsidiaries taken as a whole.

                                    (2) Subject to subparagraph (c)(5), below,
each of the Trust and the Partnership has all necessary trust and limited partnership power and authority, as the case may be, to enter into this Agreement, to execute and deliver this Agreement and to perform its obligations hereunder, and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, in each case, prior to each Closing. This Agreement has been duly and validly executed and delivered by each of the Trust and the Partnership and constitutes, and the other documents and instruments to be delivered by the Partnership and the Trust pursuant hereto when delivered will constitute, the legal, valid and binding obligations of the Partnership and the Trust, as applicable, enforceable against the Partnership and the Trust, as applicable, in accordance with their respective terms.

                                    (3) Neither the execution and delivery of
this Agreement by the Trust or the Partnership nor the consummation by any of them of the transactions contemplated hereby nor compliance by each of them with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the organizational documents of the Trust or the Partnership; (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any indenture, license, contract, agreement or other instrument or obligation to which the Trust or the Partnership is a party or by which any of them or any of their respective properties or assets may be bound; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Trust or the Partnership, or any of their properties or assets.

                                    (4) There is no litigation, proceeding or
action pending, or, to the Partnership's knowledge, threatened against or relating to the Partnership or the Trust which might materially and adversely affect the ability of the Partnership or the Trust to consummate the transactions contemplated hereby or which would invalidate this Agreement or any action taken or to be taken by the Partnership or the Trust pursuant hereto.

                                    (5) Except in connection with the filing
by the Trust of a supplemental listing application with the NYSE to list the Common Shares issuable upon redemption of the Units issuable hereunder and the registration of the Underlying Shares pursuant to the Registration Rights Agreement and as required by any federal and state securities or "blue sky" laws, no permit, consent, approval or authorization of, or declaration, filing or registration with, any governmental agency is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereunder by the Trust or the Partnership.

                                    (6) The Units to be issued hereunder are
duly authorized and, when issued by the Partnership, will be fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of interest of any third party. The Common Shares that may be issued upon redemption of the Units are duly authorized, and, upon such issuance, will be fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of interest of any third party. As of the date hereof, if the Unitholders were to redeem a Unit pursuant to the Partnership Agreement and the Trust were to satisfy such redemption with Common Shares, such Unitholder, as applicable, would receive one Common Share in exchange therefor. As of the date on which the last dividend on the Common Shares was paid, the amount of the dividend payable with respect to one Common Share into which a Unit may be redeemed was equivalent to the distribution payable on one Unit that had been outstanding for the last full quarter.

                                    (7) Since January 1, 1998, the Trust has
filed all reports, schedules, forms, statements and other documents (collectively, the "SEC Documents") required to be filed by it with the Securities and Exchange Commission ("SEC"). The Trust furthermore has caused to be delivered to the Contributors copies of the SEC Documents (without exhibits) and will cause to be delivered to the Contributors copies of such additional documents as may be filed by the Trust pursuant to the 1933 Act or the 1934 Act on or prior to the Closing Date if the Trust believes such documents contain such information that would be material to a Participant or Contributor. The SEC Documents were, and those additional documents filed between the date hereof and the Closing will be, prepared and filed in material compliance with the 1933 Act and the 1934 Act and the rules and regulations promulgated by the SEC, and do not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements contained therein, in light of the circumstances under which they were made or will be made, not misleading. The consolidated financial statements included in the SEC Documents (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with GAAP and applied on a consistent basis during the period involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q) and (iii) present fairly (subject, in the case of the unaudited statements, to normal, recurring year-end audit adjustments) the consolidated financial position of the Trust and its subsidiaries at the dates thereof and the consolidated results of operations and cash flows for the periods then ended.

                                    (8) Except as disclosed in the SEC
Documents filed with the SEC prior to the date hereof , since March 31, 1998, each of the Trust and the Partnership and each of their subsidiaries has conducted its business only in the ordinary course of such business and there has not been any change, circumstance or event that has resulted in a material adverse effect on the business, properties, results of operations or financial condition of the Trust, the Partnership and their respective subsidiaries, taken as a whole.

                                    (9) Neither the Trust nor the Partnership,
nor any of their respective direct or indirect subsidiaries is at the date of this Agreement, or will be at the Closing, required to be registered with the SEC as an investment company under the Investment Company Act of 1940, as amended.

                                    (10) Neither the Trust nor the Partnership
is in default under, or in violation of, any provision of its organizational documents.

                                    (11) Neither the Trust nor the
Partnership, nor any of their respective direct or indirect subsidiaries has made a general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by the creditors of any such entity, suffered the appointment of a receiver to take possession of all, or substantially all, of the assets of the Trust, the Partnership, or any of their respective direct or indirect subsidiaries, suffered the attachment or other judicial seizure of all, or substantially all, of the assets of any such entity, admitted in writing its inability to pay its debts as they come due or made an offer of settlement, extension or composition to its creditors generally.

                                    (12) To the knowledge of the Trust and the
Partnership, except as disclosed in the SEC Documents, none of the Trust, the Partnership, or any of their respective direct or indirect subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule, judgment, decree or order of any governmental authority applicable to its business, properties, or operations, except for any violations and failures to comply that would not, in the aggregate, reasonably be expected to have a material adverse effect on the Trust, the Partnership and their respective subsidiaries, taken as a whole.

                                    (13) The Trust, beginning with its taxable
year ended December 31, 1986 and through December 31, 1997 (i) has been subject to taxation as a Real Estate Investment Trust (a "REIT Entity") within the meaning of the Code and has complied with all requirements contained in the Code to qualify as a REIT Entity for such years, (ii) has operated, and currently intends to continue to operate, in such a manner as to qualify as a REIT Entity for the tax year ending December 31, 1998 and thereafter and (iii) has not taken or omitted to take any action which could reasonably be expected to result in a successful challenge to its status as a REIT Entity, and no such challenge is pending or, to the knowledge of the Trust, threatened. Neither the Trust nor any of its Subsidiaries holds any asset that is subject to a consent filed pursuant to Section 341(f) of the Code and the regulations thereunder.

                                    (14) The Trust and the majority-owned
subsidiaries of the Trust (the "Subsidiaries") have (A) timely filed with the appropriate taxing authority all Tax Returns required to be filed by them (after giving effect to any filing extension granted by the appropriate taxing authority) and such Tax Returns were true, complete and accurate in all respects and (B) have paid all Taxes shown as owed by any of them on any Tax Return. Neither the Trust nor any of the Subsidiaries has executed or filed with the Internal Revenue Service or any other taxing authority any agreement now in effect extending the period for assessment or collection of any Tax. To the Trust's knowledge, neither the Trust nor any of the Subsidiaries is a party to any material pending action or proceedings by any taxing authority for assessment or collection of any Tax, and no material claim for assessment or collection of any Tax has been asserted against any of them. No claim has been made by an authority in a jurisdiction where the Trust or any of the Subsidiaries, as applicable, does not file Tax Returns that such entity is or may be subject to taxation by the jurisdiction. There is no material dispute or claim concerning any Tax liability of the Trust or any of the Subsidiaries claimed or raised by any taxing authority and neither the Trust nor any of the Subsidiaries has entered into or intends to enter into any agreements with any taxing authority, including but not limited to closing agreements. True, complete and accurate copies of all income or franchise tax returns that have been filed by the Trust or any of the Subsidiaries for 1993, 1994, 1995 and 1996 and all written communications with a taxing authority relating thereto which could affect the tax status of the Trust have been delivered to the Contributors.

                                    (15) Neither the Trust nor any of the
Subsidiaries has incurred (i) any material liability for Taxes under Sections 856(b), 860(c) or 4981 of the Code, or (ii) a liability for Taxes other than Taxes incurred in connection with the ordinary course of business. Except for the risks identified in the Trust's Prospectus dated November 13, 1997 referenced in Section 10(b)(i) above, no event has occurred, and to the Trust's knowledge, no condition or circumstances exists, which presents a material risk that any material Tax described in the preceding sentence will be imposed upon the Trust or any of the Subsidiaries.

                                    (16) The Partnership was not and is not a
publicly traded partnership within the meaning of Section 7704 of the Code and the regulations promulgated thereunder. In addition, no Subsidiaries have taken the position, for federal income tax purposes, that it is a publicly traded partnership within the meaning of Section 7704 of the Code and the regulations promulgated thereunder and (ii) (A) the Subsidiaries organized as a partnership or a limited liability company including, without limitation, the Partnership (and any other Subsidiaries that file tax returns as partnership for income tax purposes) were and continue to be classified as partnerships for income tax purposes (other than wholly owned, "100% pass through" subsidiary partnerships and limited liability companies which are not classified as a partnerships for income tax purposes); and (B) each corporation or other entity which is taxable as a corporation for income tax purposes and in which the Trust has a direct or indirect interest is either
(x) a "qualified REIT Entity subsidiary", within the meaning of Section 856(i) of the Code, or (y) an entity of which less than ten (10%) percent of the voting securities is owned directly or indirectly by the Trust and of which the total value of the securities of such entity owned directly or indirectly by the Trust represent less than five (5%) percent of the value of the assets of the Trust within the meaning of Section 856(c)(5) of the Code.

                                    (17) The Trust is a "domestically-
controlled" REIT Entity within the meaning of Section 897(h)(4)(B).

                                    (18) To the Trust's knowledge, no person
or entity owns or would be considered to own (taking into account the ownership attribution rules under Section 544 of the Code, as modified by
Section 856(h) of the Code) in excess of 9.8% of the value of the outstanding equity interests in the Trust, except as set forth in public filings on either
Schedule 13D or 13G filed with the Securities and Exchange Commission.

                                    (19) Neither the Trust nor the Partnership
is an entity whose assets are deemed to be "plan assets" within the meaning of the Department of Labor Regulation Section 2510.3-101.

                           (d) As to any representation or warranty made in
this Agreement which is qualified as being to the "knowledge" of any party, the following shall apply: a Contributor will be deemed to have knowledge of a particular matter if the facts and circumstances thereof are actually known, without any implied, imputed or constructive knowledge, without any independent investigation having been made or any implied duty to investigate by Donald Axinn and Mark Hamer, and with respect to the Property located at 55 Ames Court, Plainview, New York, if the facts and circumstances thereof are actually known, without any implied, imputed or constructive knowledge, without any independent investigation having been made or any implied duty to investigate by Morris Greene only. The Partnership will be deemed to have knowledge of a particular matter if the facts and circumstances thereof are actually known, without implied, imputed or constructive knowledge, without independent investigation having been made or any implied duty to investigate by Gerard H. Sweeney, Brad A. Molotsky, Esq. and Andrew Hicks.

                      (e) All of the representations and warranties set forth in this Paragraph 10 shall be deemed renewed by Axinn, each Contributor, the Trust and the Partnership on each Closing Date and shall, as a conditions to each party's obligation to close hereunder, be recertified by each party as being true and correct in all material respects as of such Closing Date as if made at such time (it being understood that specific, numbered representations and warranties that speak as of a specified date shall only continue to speak as of the date so specified).

                      (f) If, to the Trust's or the Partnership's knowledge, as evidenced by written information furnished to them, any of the Contributor's or Axinn's representations or warranties in this Agreement are not true as of the Closing and the Trust and the Partnership elect nonetheless to close, the Trust and the Partnership shall be deemed to have waived any claim for breach of such representation or warranty. This limitation shall be in addition to, and not in substitution for, any other limitations of the Trust's and the Partnership's remedies or damages set forth in this Agreement.

                      (g) If, to Axinn's or the Contributors' knowledge, as evidenced by written information furnished to them, any of the Trust's or the Partnership's representations or warranties in this Agreement are not true as of the Closing and the Contributors elect nonetheless to close, the Contributors shall be deemed to have waived any claim for breach of such representation or warranty. This limitation shall be in addition to, and not in substitution for, any other limitations of the Contributors' or Axinn's remedies or damages set forth in this Agreement.

                      (h) Any event, fact or circumstance described in any section of the Disclosure Schedules shall be deemed a disclosure for all purposes of all other portions of the Disclosure Schedules, provided the relevance of the disclosure to such other portions can be reasonably discerned from the applicable section of the Disclosure Schedules.

                  11. Survival; Indemnification.

                      (a) The Partnership hereby acknowledges and agrees that the representations and warranties contained in Paragraphs 10 (a) (3), (7) (with respect to representations and warranties made by Axinn and each Contributor regarding compliance with ERISA only), (17) and 10(b) shall survive for a period of three (3) years from the Applicable Closing Date for such Subject Property. With respect to all other representations and warranties set forth in Paragraph 10, the representations and warranties made with respect to a Subject Property in Paragraph 10 shall survive for a period of nine (9) months from the Applicable Closing Date for such Subject Property. The representations and warranties of the Trust and the Partnership shall survive for nine (9) months from the Applicable Closing Date. In addition, in the event that an Applicable Contributor delivers to the Partnership a tenant estoppel certificate for a tenant (whether prior to, at or subsequent to any Applicable Closing), then the Applicable Contributor shall thereafter be released from all liability relating to such tenant's Lease which the Applicable Contributor may have as a result of its representations, warranties and certificates under Paragraphs 10(a)(6), 10(a)(18) and Paragraph 20(i) below to the extent such representations and warranties relate to matters covered by the tenant estoppel certificate

(provided such tenant estoppel contains no information which is materially and adversely contradictory or inconsistent with the information previously provided by the Applicable Contributor to the Partnership with respect to such tenant). Any claim that the Trust or the Partnership may have at any time against Axinn or any other Contributor or that any Contributor or Participant may have against the Trust or the Partnership for a breach of any such representation or warranty, whether known or unknown, which is not asserted by written notice from the Partnership and the Trust to Axinn or the Applicable Contributor or by the Contributor and Participants against the Trust and the Partnership within such three (3) year period or nine (9) month period, as the case may be, will not be valid or effective, and Axinn and such Applicable Contributor, the Trust and the Partnership will have no liability with respect thereto. Nor shall the Contributors and Axinn have an aggregate liability to the Partnership or the Trust for a breach of any representation or warranty exceeding $7,500,000.00 (the "R&W Cap"). If the Partnership or the Trust is successful in an action regarding a breach of a representation or warranty, the Applicable Contributor and Axinn shall have the right, at the option of such Applicable Contributor and Axinn, to redeem Units (at the market price for one Common Share for each Unit at the time such action is completed) or pay such amounts in cash.

                      (b) Without limitation of any other indemnity obligations of the Contributors or Axinn set forth herein, from and after the Initial Closing Date, each Contributor and Axinn shall be obligated to indemnify, defend and save and hold harmless the Partnership and the Trust, and their respective partners, trustees, officers and employees, of, from and against any and all loss, cost, expense, damage, claim, and liability, including reasonable attorney's fees and court costs, including, without limitation, attorney's fees and costs associated with the enforcement of such Contributor's or Participant's indemnification obligations (hereinafter collectively, the "P&T Losses") which the Partnership or the Trust may suffer or incur, resulting from, relating to, or arising in whole or in part, from or out of (i) any misrepresentation or a breach of a representation or warranty by such Contributor or Participant contained in this Agreement, subject, however, to the time limitations set forth in Paragraph 11(a) above; (ii) all litigation identified on "Exhibit S" to which such Contributor or Participant has ever been a party; (iii) all "non-Property claims and liabilities" (as hereinafter defined) arising out of the Contributor, the Entity Interests in which will be assigned to the Partnership; (iv) a claim, demand, cost or judgment in favor of a third party, including, without limitation, any governmental authority, arising from the deposit, storage, disposal, burial, dumping, injecting, spilling, leaking, or other placement or release of Hazardous Substances or Hazardous Wastes in or on any Property conveyed by such Contributor to the Partnership during Contributor's period of ownership, but only if such Contributor had actual knowledge of the such Hazardous Wastes or Hazardous Substances condition and failed to disclose same to the Partnership (except in the case of those environmental remediation conditions which are specifically the subject of the environmental escrow arrangement described in Paragraph 7(j) above, in which case such Contributor shall be obligated to indemnify and hold the Partnership and the Trust harmless from and against the matters set forth in this subparagraph (iv) with respect to those environmental remediation conditions which are the subject of the environmental escrow arrangement and any additional environmental remediation which may arise as a result thereof, regardless of whether such Contributor had actual knowledge of the same); (v) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments; and/or claims arising out of or relating to any of the foregoing. This obligation shall survive all Closings contemplated hereby. For purposes of this Agreement, the term "non-Property claims and liabilities" means claims and liabilities which would not have been incurred by the Trust or Partnership had the Trust or Partnership acquired the applicable Property owned by the Applicable Contributor, rather than the Entity Interests, on the terms and conditions, and subject to the representations and warranties, contained herein applicable to Property being acquired in fee.

                      (c) Without limitation of any other indemnity obligations of the Trusts or Partnership set forth herein, from and after the Initial Closing Date, each of the Trust and the Partnership shall be obligated to indemnify, defend and save and hold harmless the Contributors and the Participants, and their respective partners, officers and employees, of, from and against any and all loss, cost, expense, damage, claim, and liability, including reasonable attorney's fees and court costs, including, without limitation, attorney's fees and costs associated with the enforcement of such Trust's or Partnership's indemnification obligations (hereinafter collectively, the "C&P Losses") which each Contributor and Participant may suffer or incur, resulting from, relating to, or arising in whole or in part, from or out of (i) any misrepresentation or a breach of a representation or warranty by the Trust or the Partnership contained in this Agreement; and (ii) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments; and/or claims arising out of or relating to any of the foregoing. This obligation shall survive all Closings contemplated hereby.

                      (d) Promptly after receipt by the Partnership or the Trust of written notice of the commencement of any suit, audit, demand, judgment, action, investigation or proceeding (a "P&T Third Party Action") or promptly after the Partnership or the Trust incurs any P&T Losses or has knowledge of the existence of any P&T Losses, the Partnership or the Trust, as the case may be, will, if a claim with respect thereto is to be made against any Contributor or Axinn (the "P&T Indemnitor") due to such P&T Indemnitor's obligation to provide indemnification hereunder, give such P&T Indemnitor written notice within forty-five (45) days of such P&T Losses or within forty-five (45) days of the Partnership's or the Trust's receipt of notice of the commencement of any P&T Third Party Action. Promptly after receiving such notice, the P&T Indemnitor will, upon notice to the Partnership or the Trust, as the case may be, have the right to assume and control the defense and settlement of any such P&T Third Party Action at its own cost and expense; provided, however, that it shall be a condition precedent to the exercise of such right by the P&T Indemnitor that the P&T Indemnitor shall agree in writing that the P&T Losses, or the P&T Third Party Action, as the case may be, is properly within the scope of the indemnification obligation and that as between the parties, the P&T Indemnitor shall be responsible to satisfy and discharge such P&T Third Party Action. No P&T Indemnitor shall enter into any resolution or other compromise of a P&T Third Party Action without obtaining the complete release of the Partnership or the Trust, as appropriate, for any liability to all claimants under or pursuant to such P&T Third Party Action. The Partnership or the Trust, as the case may be, shall have the right to participate in any such defense, contest or other protective action at its own cost and expense.

                      (e) Notwithstanding the foregoing, the Partnership or the Trust, as the case may be, shall have the right to assume and control the defense and settlement of a P&T

Third Party Action if (a) such action includes claims for equitable relief which, if determined adversely to the Partnership or the Trust, as the case may be, could reasonably be expected to interfere with its intended business operations or damage its business reputation or (b) the P&T Indemnitor fails to do so in a timely manner. In any circumstances in which the Partnership or the Trust, as the case may be, undertakes to control the P&T Third Party Action as provided in this paragraph, it shall (i) not enter into any resolution or other compromise involving monetary damages without obtaining the prior written consent of the P&T Indemnitor provided that such written consent may not be withheld if it would materially interfere with the Partnership's or the Trust's, as the case may be, business operation and (ii) keep the P&T Indemnitor informed on an ongoing basis of the status of such P&T Third Party Action and shall deliver to the P&T Indemnitor copies of all documents related to the P&T Third Party Action reasonably requested by the P&T Indemnitor. The Partnership or the Trust, as the case may be, shall act to assure that all attorneys' fees and expenses incurred in connection therewith are reasonable.

                      (f) Promptly after receipt by a Contributor, Axinn or a Participant of written notice of the commencement of any suit, audit, demand, judgment, action, investigation or proceeding (a "C&P Third Party Action") or promptly after such Contributor, Axinn or a Participant incurs any Losses or has knowledge of the existence of any C&P Losses, such Contributor, Axinn or a Participant will, if a claim with respect thereto is to be made against the Trust or the Partnership (the "C&P Indemnitor") due to such C&P Indemnitor's obligation to provide indemnification hereunder, give such C&P Indemnitor written notice within forty-five (45) days of such C&P Losses or within forty-five (45) days of such C&P's receipt of notice of the commencement of any C&P Third Party Action. Promptly after receiving such notice, the C&P Indemnitor will, upon notice to the Contributor and the Participant have the right to assume and control the defense and settlement of any such C&P Third Party Action at its own cost and expense; provided, however, that it shall be a condition precedent to the exercise of such right by the C&P Indemnitor that the C&P Indemnitor shall agree in writing that the C&P Losses, or the C&P Third Party Action, as the case may be, is properly within the scope of the indemnification obligation and that as between the parties, the C&P Indemnitor shall be responsible to satisfy and discharge such C&P Third Party Action. No C&P Indemnitor shall enter into any resolution or other compromise of a C&P Third Party Action without obtaining the complete release of the Contributor, Axinn or the Participant, as appropriate, for any liability to all claimants under or pursuant to such C&P Third Party Action. The Contributor, Axinn and the Participant shall have the right to participate in any such defense, contest or other protective action at its own cost and expense.

                      (g) Notwithstanding the foregoing, the Contributor, Axinn and the Participant shall have the right to assume and control the defense and settlement of a C&P Third Party Action if (a) such action includes claims for equitable relief which, if determined adversely to the Contributor, Axinn and the Participant could reasonably be expected to interfere with its intended business operations or damage its business reputation or (b) the C&P Indemnitor fails to do so in a timely manner. In any circumstances in which the Contributor, Axinn and the Participant undertakes to control the C&P Third Party Action as provided in this paragraph, it shall (i) not enter into any resolution or other compromise involving monetary damages without obtaining the prior written consent of the C&P Indemnitor provided that such written consent may not be withheld if it would materially interfere with the Contributor's, Axinn's and the Participant's business operation and (ii) keep the C&P Indemnitor informed on an ongoing basis of the status of such C&P Third Party Action and shall deliver to the C&P Indemnitor copies of all documents related to the C&P Third Party Action reasonably requested by the C&P Indemnitor. The Contributor. Axinn and the Participant shall act to assure that all attorneys' fees and expenses incurred in connection therewith are reasonable.

                      (h) Except as specifically set forth in this subparagraph (h), from and after the Initial Closing Date, the Trust and the Partnership on the one hand and the Contributors and Axinn on the other hand shall indemnify, defend, save and hold harmless the other group and their respective partners, trustees, officers and employees of, from and against one-half of any and all loss, cost, expense, damage and liability, including reasonable attorneys' fees, arising with respect to any state or county documentary or transfer taxes (including any interest and late charges with respect thereto) imposed subsequent to each Closing in connection with the New Jersey Property. Notwithstanding the foregoing, Axinn and the Contributor of the 3 Paragon Drive Property shall indemnify, jointly and severally, save and hold harmless the Trust and the Partnership and their respective partners, trustees, officers and employees of, from and against any and all loss, cost, expense, damage and liability, including reasonable attorneys' fees, arising with respect to any state or county documentary or transfer taxes (including any interest and late charges with respect thereto) imposed subsequent to the Initial Closing in connection with such Contributor's recordation of the 3 Paragon Correcting Deed and Axinn and the Contributor of the 25 Phillips Property shall indemnify, jointly and severally, save and hold harmless the Trust and the Partnership and their respective partners, trustees, officers and employees of, from and against any and all loss, cost, expense, damage and liability, including reasonable attorneys' fees, arising with respect to any state or county documentary or transfer taxes (including any interest and late charges with respect thereto) imposed subsequent to the Initial Closing in connection with such Contributor's recordation of the 25 Phillips Correcting Deed, in each case without regard to the limitations in Paragraph 11.

                      (i) The indemnifying party and the indemnified party under subparagraphs (d) through (h) above shall cooperate fully in all aspects of any investigation, defense, pretrial activities, trial, compromise, settlement or discharge of any claim in respect of which indemnity is sought pursuant to this Paragraph 11, including, but not limited to, by providing the other party with reasonable access to employees and officers (including as witnesses) and other information.

                      (j) IN NO EVENT SHALL ANY PARTY HERETO, OR ANY DIRECT OR INDIRECT PARTNER, MEMBER, SHAREHOLDER, BENEFICIARY, OWNER OR AFFILIATE THEREOF, OR ANY OFFICER, DIRECTOR, EMPLOYEE, TRUSTEE, OR AGENT OF ANY OF THE FOREGOING OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF, BE LIABLE TO ANY INDEMNIFIED PARTY IN CONTRACT, TORT OR OTHERWISE WITH RESPECT TO ANY INDIRECT, CONSEQUENTIAL, OR EXEMPLARY DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY CLOSING DOCUMENT OR TRANSACTION DOCUMENT.

                      (k) IN NO EVENT SHALL THE CONTRIBUTORS OR AXINN BE LIABLE TO THE TRUST OR THE PARTNERSHIP HEREUNDER UNLESS AND UNTIL THE AGGREGATE AMOUNT OF DAMAGES FOR WHICH THE CONTRIBUTORS OR AXINN ARE OBLIGATED TO INDEMNIFY THE TRUST AND THE PARTNERSHIP EXCEEDS $150,000, AFTER WHICH THE TRUST AND THE PARTNERSHIP MAY BRING ONE OR MORE CLAIMS AGAINST THE CONTRIBUTORS OR AXINN FOR THE ENTIRE AMOUNT OF THEIR AGGREGATE DAMAGES, SUBJECT TO THE FURTHER LIMITATIONS SET FORTH IN THIS PARAGRAPH 11.

                      (l) IN NO EVENT SHALL THE TRUST OR THE PARTNERSHIP BE LIABLE TO THE CONTRIBUTORS, AXINN OR THE PARTICIPANTS HEREUNDER UNLESS AND UNTIL THE AGGREGATE AMOUNT OF DAMAGES FOR WHICH THE TRUST OR THE PARTNERSHIP ARE OBLIGATED TO INDEMNIFY THE CONTRIBUTORS, AXINN OR THE PARTICIPANTS EXCEEDS $150,000, AFTER WHICH THE CONTRIBUTORS, AXINN AND THE PARTICIPANTS MAY BRING ONE OR MORE CLAIMS AGAINST THE TRUST OR THE PARTNERSHIP FOR THE ENTIRE AMOUNT OF THEIR AGGREGATE DAMAGES SUBJECT TO THE FURTHER LIMITATIONS SET FORTH IN THIS PARAGRAPH 11.

                      (m) IF THE CLOSING OCCURS, THE TRUST AND THE PARTNERSHIP ON THE ONE HAND, AND THE CONTRIBUTORS, AXINN AND PARTICIPANTS, ON THE OTHER HAND, SHALL NOT HAVE THE RIGHT TO BRING A CLAIM AGAINST ANY MEMBER OF THE OTHER GROUP BY VIRTUE OF ANY OF THE REPRESENTATIONS OR WARRANTIES CONTAINED HEREIN OR IN ANY TRANSACTION DOCUMENT BEING FALSE OR MISLEADING UNLESS (I) SUCH CLAIM IS BROUGHT ON OR PRIOR TO THE DATE ON WHICH A CLAIM BASED ON SUCH REPRESENTATION OR WARRANTY MAY NO LONGER BE BROUGHT AND (II) NOTICE OF THE FALSE OR MISLEADING REPRESENTATION OR WARRANTY HAS BEEN GIVEN TO THE MEMBERS OF THE APPLICABLE GROUP AND THE MEMBERS OF SUCH GROUP HAVE HAD THIRTY (30) DAYS TO CURE SAME, PROVIDED SAME IS SUSCEPTIBLE TO CURE WITHIN SAID THIRTY
(30) DAY PERIOD.

                      (n) Notwithstanding anything contained in this Paragraph 11 to the contrary, the R&W Cap and the provisions of subparagraphs 11(k) and 11(l) hereof shall not apply with respect to the indemnifications by the Contributors and Axinn set forth in subparagraph 11(b)(ii) through (b)(v) hereof and with respect to the indemnifications of all parties set forth in subparagraph 11(h) hereof.

                      (o) As collateral security for Axinn's indemnification obligations under this Paragraph 11, at the Initial Closing, Axinn shall enter into a pledge agreement, in the form annexed hereto as "Exhibit FF" (the "Axinn Pledge Agreement"), pursuant to which Axinn shall pledge and grant to the Partnership a security interest in the 312,500 Units which Axinn is to receive at the Initial Closing.

                      (p) With respect to the indemnity obligations of Morris Greene under this Paragraph 11, it is understood and agreed by the Partnership and the Trust that such indemnity obligations shall only relate to the 55 Ames Court, Plainview, New York Property.

                  12. Access to the Property.

                      (a) The Partnership and its agents, employees and representatives, during normal business hours and after reasonable advance notice to any Contributor, may enter upon any of the Real Property of such Contributor from time to time prior to the Closing Date with respect to such Real Property, accompanied by an agent of the Contributor, for purposes of conducting such inspections, investigations and/or studies as the Partnership deems necessary, including, without limitation, financial reviews, physical inspections, lease reviews and environmental reviews and testing, which activities may include test borings and soil samplings (the "Partnership Inspections"). The Partnership's access to the Real Property shall be subject to the rights of the Tenants of any of the Real Property, who shall not be unreasonably disturbed during any such inspection by the Partnership. The Partnership shall not engage in any activity in or about the Real Property which directly or indirectly violates the terms of any governmental or quasi-governmental statute, rule, regulation, order or practice. The Partnership shall not make any physical changes to any of the Real Property, except for test borings and soil samplings which shall be performed only by licensed engineers reasonably acceptable to the Contributor and only after three (3) business days' prior notice to the Contributor. The Partnership may contact any governmental or quasi-governmental authorities concerning the Property without the prior written approval of the Contributor. The Partnership shall give the Contributor at least five (5) days notice prior to the Partnership contacting any such governmental or quasi-governmental authorities. The Contributor shall have the opportunity to observe any and all action taken by the Partnership or its representatives, consultants, agents, etc. pursuant to this Paragraph 12. All information set forth in any document which the Contributor has granted to the Partnership the express right to review, if any, shall be held in confidence until the Closing Date hereunder to which such information relates. The Partnership shall promptly repair any damage to the Real Property resulting from the Partnership Inspections and replace, refill and regrade any holes made in, or excavations of, any portion of the Real Property used for such Partnership Inspections so that the Real Property shall be in the same condition that it existed prior to such Partnership Investigations. In conducting any inspections, investigations or tests of the Real Property, the Trust and the Partnership and their agents and representatives shall: (i) not disturb or interfere in any material respect with the Tenants' use of the Real Property pursuant to their respective Leases; (ii) not interfere in any material respect with the operation and maintenance of the Real Property; (iii) not damage in any material respect any part of the Real Property or any personal property owned or held by Tenant or any other Person; (iv) not injure or otherwise cause bodily harm to any Contributor, or its agents, guests, invitees, contractors and employees or any Tenant or any other Person; (v) promptly pay when due the costs of all tests, investigations, and examinations performed by or on behalf of the Trust or the Partnership with regard to the Real Property; and (vi) comply with all statutes, laws, ordinances, rules and regulations applicable to any such inspections, investigations or tests. The Partnership hereby agrees to indemnify, defend and hold harmless Contributor from and against all (a) physical damage to any of the Real Property and Personal Property, personal injury and/or any other claims or liability which may occur as a result of the Partnership's (or the Partnership's agents, employees, or representatives) entry or activities upon any of the Real Property, as specified in this Paragraph and (b) any liens or encumbrances filed or recorded against any of the Real Property as a consequence of the Partnership or the Partnership's representatives entry thereon. The provisions of this Paragraph 12(a) shall survive Closing or other termination of this Agreement.

                      (b) The Partnership, or any of the Partnership's consultants performing physical tests on the Real Property, shall maintain public liability insurance policies (naming each Contributor as additional named insured with respect to any liability occurring on the Real Property of such Contributor), with combined single limit coverage of at least $1,000,000, insuring against claims arising as a result of the inspections of the Partnership, its agents, employees or such contractors at any of the Real Property. A certificate of insurance evidencing the foregoing coverage shall be delivered to Contributor prior to the Partnership's or any of the Partnership's consultants' entry on to any of the Real Property. Notwithstanding anything to the contrary in Paragraph 12(a), the Partnership shall have no obligation to indemnify any contributor to the extent that any liability is covered by the insurance obtained by the Partnership pursuant to this Paragraph 12(b).

                      (c) In the event Closing does not occur with respect to one or more Parcels of Real Property, the Partnership shall promptly return to Contributor any documents obtained from Contributor or Contributor's agents and deliver to Contributor, without charge, copies of all written test results, studies, reports and similar materials obtained by or on behalf of the Partnership relating to such Real Property.

                  13. Due Diligence Period; Additional Provisions.

                      (a) During the period commencing on the Effective Date and ending at 5:00 p.m. E.S.T. on the Due Diligence Termination Date, the Partnership may review all plans and specifications, conditions of title, agreements relating to and the availability of utilities, environmental conditions, the physical condition of the existing improvements, compliance by the Properties with zoning, licensing and all other governmental requirements, Leases for any of the Real Property, operating statements pertaining to the Properties and all other aspects and conditions of the Properties which the Partnership may decide to review (collectively with the Partnership's Inspections, "the Partnership's Due Diligence Activities"), all as the Partnership shall deem appropriate. In connection with the Partnership's Due Diligence Activities, each Contributor has delivered or will deliver to the Partnership various documents, reports and materials (collectively, the "Contributor Due Diligence Materials"). The Partnership understands and hereby acknowledges and agrees that the Contributor Due Diligence Materials are being delivered to the Partnership without any representation or warranty whatsoever by any Contributor or by the preparer of such Contributor Due Diligence Materials, with the sole exception of any representation or warranty as to the correctness, accuracy or completeness thereof which is expressly set forth in this Agreement. The Partnership and the Trust hereby acknowledge and agree that the Due Diligence Termination Date has, as of the date hereof, expired and the right of the Partnership and the Trust to conduct the Partnership's Due Diligence Activities and to terminate this Agreement as a result thereof has also expired.

                      (b) INTENTIONALLY DELETED.

                      (c) Each Contributor shall prepare certificates (the "Estoppel Certificates") for execution by the Tenants of such Contributor's Real Property, which shall either (i) be in such form or contain such information as the Tenant from whom request is made is obligated under its Lease to execute and deliver for execution by the Tenants (the "Required Form"), or (ii) be in the form annexed hereto as "Exhibit W". Each Contributor agrees to deliver the Estoppel Certificates to the Tenants of its Real Property promptly after the Due Diligence Termination Date and to use all reasonable and diligent efforts to obtain executed copies of same from such Tenants prior to the Closing with respect to such Real Property.

                      (d) Axinn shall recommend to all of the Participants that they each consent to the transactions contemplated by this Agreement and shall use good faith efforts to obtain the consents of each of the Participants, if the organizational documents of each Contributor require that such consents be obtained in order to effectuate the same. In soliciting the consents of the Participants, Axinn shall also provide each Participant with information regarding the transactions contemplated hereby which is sufficient to comply with the partnership or limited liability company law of the applicable state.

                  14. Additional Provision Relating to the 3 Paragon Drive Property, the 101 Paragon Drive Property and the 263 Old Country Road Property.

                  (a) The 3 Paragon Drive Property. (i) Axinn holds fee title to the 3 Paragon Drive Property as nominee for a New York general partnership known as 80-20 Associates (the "3 Paragon Drive Partnership"). Axinn and Lennard Axinn are the sole partners in the 3 Paragon Drive Partnership.

                      (ii) Axinn is the borrower under a loan (the "NY Life Loan") with New York Life Insurance Company ("NY Life"). Axinn has entered into a Forbearance Agreement dated June 10, 1998 (the "Forbearance Agreement") with NY Life.

                      (iii) The costs incurred and anticipated to be incurred by the 3 Paragon Drive Partnership in connection with the 3 Paragon Drive Partnership's operation of the 3 Paragon Drive Property from March 24, 1998 through the remainder of 1998 are set forth on Schedule 12 annexed hereto (the "3 Paragon Operating Costs").

                      (iv) At the Initial Closing, the Partnership agrees to pay the 3 Paragon Drive Partnership the sum of (1) $500,000 plus (ii) an amount equal to the 3 Paragon Operating Costs actually incurred through the Initial Closing. In exchange for the payments made by the Partnership pursuant to the preceding sentence, the 3 Paragon Drive Partnership grants the Partnership an option (the "Option") to make a loan (the "Loan") in the amount of $10,000,000 to 3 Paragon Drive Partnership on the terms set forth below. Upon exercise by the Partnership of the Option, Axinn shall cause the proceeds of the Loan, together with the other funds, to be used to repay in full the Discounted Amount (as defined in the Forbearance

Agreement) and shall cause all of the partnership interests in the 3 Paragon Drive Partnership to be contributed to the Partnership or, as directed by the Partnership, one or more subsidiaries of the Partnership. Upon such contribution, neither Axinn nor Lennard Axinn shall have any liability to repay any portion of the Loan, which shall thereupon be treated as a capital contribution by the Partnership to the 3 Paragon Drive Partnership.

                      (v) The Partnership agrees to pay to the 3 Paragon Drive Partnership $500,000, of which $100,000 shall be paid at the Initial Closing and $100,000 shall be paid on each of the following dates: November 1, 1998, February 1, 1999, May 1, 1999 and August 1, 1999; provided that any such payments made by the Partnership after the date the Partnership makes the Loan shall be paid directly to Axinn.

                      (vi) On or before 5:00 p.m. on December 28, 1998, the Partnership may exercise the Option by loaning $10,000,000 to the 3 Paragon Drive Partnership, which shall thereupon be required to use such funds to enable Axinn to satisfy in full his obligations to NY Life under Section 4 of the Forbearance Agreement. In the event that the Partnership has not exercised the Option by 12:00 p.m. on December 28, 1998, it shall exercise such Option by 4:00 p.m. on December 29, 1998, subject only to the condition that Axinn has not then defaulted in his obligations under the Forbearance Agreement and hence that NY Life will accept the Discounted Amount (as defined in the Forbearance Agreement) and take the actions specified in the third and fourth sentences of Section 4 of the Forbearance Agreement.

                      (vii) Upon exercise by the Partnership of the Option and payment by Axinn of the Discounted Amount to NY Life in accordance with the Forbearance Agreement, Axinn will file a corrective deed for the 3 Paragon Drive Property (the "3 Paragon Corrective Deed") reflecting record ownership of the 3 Paragon Drive Property by the 3 Paragon Drive Partnership (which will then be owned by the Partnership and one or more subsidiaries of the Partnership), free and clear of all liens and encumbrances other than any Permitted Exceptions.

                      (viii) Axinn represents and warrants that upon exercise by the Partnership of the Option, all sums owning by the 3 Paragon Drive Partnership to any and all third parties, including NY Life, will have bee paid in full (except to the extent of 3 Paragon Drive Operating Expenses incurred subsequent to the Initial Closing).

                      (ix) In the event that 3 Paragon Drive is leased prior to exercise by the Partnership of the Option and revenues are received from the tenant under a lease, such revenues shall be applied as an offset against the 3 Paragon Operating Expenses that the Partnership will otherwise be required to fund.

                      (x) The Partnership acknowledges that the transactions contemplated by the New York Life Forbearance Agreement are intended to be consummated in a manner which will allow Axinn and Lennard Axinn to defer the recognition of certain gain for federal and state income tax purposes. Consequently, to the extent that the NY Life Loan is satisfied at less than its face amount, the cancellation of indebtedness income realized by the 3

Paragon Drive Partnership will be allocated to Axinn and Lennard Axinn, as the current partners in the 3 Paragon Drive Partnership, and not to the Partnership. In addition, if any of the cancellation of indebtedness income is determined to be "qualified real property business indebtedness" under Section 108(a)(3) of the Code and applicable regulations thereunder, and Axinn and Lennard Axinn elect to exclude the cancellation of indebtedness income under
Section 108(a)(1)(D) of the Code, it is anticipated that the 3 Paragon Drive Partnership will reduce its tax basis under Section 1017 of the Code in the 3 Paragon Drive Property in the amount of the excluded cancellation of indebtedness income to the extent of the 3 Paragon Drive Partnership's tax basis in the 3 Paragon Drive Property, and to the extent of any cancellation of indebtedness income that exceeds the 3 Paragon Drive Partnership's tax basis in the 3 Paragon Drive Property, the Partnership will agree to permit Axinn and Lennard Axinn to elect to reduce their basis in any Units that they own. The proportionate share of the basis of the 3 Paragon Drive Property and the Units of Axinn and Lennard Axinn is equal to the sum of: (1) the partners' basis adjustment under section 743(b) of the Code to items of Partnership depreciable real property for the 3 Paragon Drive Property and the Units and
(2) the common basis depreciation deductions that, under the terms of the 3 Paragon Drive Partnership Agreement and the Partnership Agreement of the Partnership, are reasonably expected to be allocated to Axinn and Lennard Axinn over the remaining useful life of the 3 Paragon Drive Property. The amount of the reduction to the basis of the 3 Paragon Drive Property and the property underlying the Units constitutes an adjustment to the basis of Partnership property with respect to Axinn and Lennard Axinn and not to the Partnership, and such adjustment will be recovered in the manner described in Treas. Reg. Section 1.743-1. Consequently, no adjustment will be made to the common basis of Partnership property. For purposes of income, deduction, gain and loss, Axinn and Lennard Axinn will have a special basis for the Partnership properties whose basis are adjusted under Section 1017 of the Code.

                      (b) The 101 Paragon Drive Property.

                          (i) Axinn represents and warrants to the Trust and
the Partnership that:

                  (A) He has furnished the Trust and the Partnership with true and correct copies of the documents listed on Schedule 14 (the "Documents").

                  (B) The Documents provide that Axinn, as nominee for Axinn Montvale II Associates("AMA"), a New Jersey general partnership having the partners identified on Schedule I attached hereto, owns 101 Paragon Drive, free of all liens and encumbrances other than (i) the First Mortgage (the "First Mortgage") from Axinn, as nominee for AMA, as mortgagor, and NJRE Corp., as mortgagee, that secures a loan in the original principal amount of $12,992,607 (the "First Mortgage Loan"); (ii) the Second Mortgage (the "Second Mortgage" from Axinn, as nominee for AMA, as mortgagor, and NJRE Corp., as mortgagee, that secures a loan in the original principal amount of $6,197,393 (the "Second Mortgage Loan" and, together with the First Mortgage Loan, the "NJRE Loans"), (iii) the Purchase Option (as defined below) and (iv) Permitted Exceptions.

                  (C) Axinn, on behalf of AMA, has the right to purchase, and thereupon discharge in their entirety, the NJRE Loans (including all accrued interest thereon) for $11,000,000.00 on September 15, 2005 (the "Loan Purchase Date"). Assuming that the purchase option (the "Purchase Option") held by Medco Containment Services, Inc., Paid Prescriptions, Inc. ("Medco") is not exercised by Medco prior to the Loan Purchase Date then, upon purchase by Axinn of the NJRE Loans, Axinn, as nominee for AMA, will own 101 Paragon Drive, free of all liens and encumbrances other than Permitted Exceptions. The Purchase Option may only be exercised by Medco on or before _____________ and, if not exercised by Medco on or before such date, expires. The minimum price that Medco must pay to acquire 101 Paragon upon exercise of the Purchase Option is $11,000,000.00.

                  (D) Under a lease (the "Lease") between Axinn, as landlord, and Medco, as tenant, Axinn is presently entitled to receive annual lease payments that aggregate not less than $50,000 per year (the "Annual Excess Amount") in excess of Axinn's payment obligations under the NJRE Loans.

         (ii) At the Initial Closing, and in reliance on the foregoing representations and warranties, the Partnership (or, at the option of the Partnership, one or more subsidiaries of the Partnership) shall pay to AMA $500,000 in cash or in the form of Units, with each Units valued at $24.

         (iii) In consideration of the payment by the Partnership or one or more subsidiaries of the Partnership of $500,000 to AMA pursuant to paragraph
(ii) above, Axinn, on behalf of himself and AMA, agrees to the following:

                  (A) to pay the Partnership, in cash and to the extent collected by Axinn or AMA (which Axinn shall use best efforts to collect), an amount equal to the Annual Excess Amount on each of the following: September 1, 1999; September 1, 2000; September 1, 2001; September 1, 2002; September 1, 2003; September 1, 2004; and September 1, 2005; provided that such payment obligation shall cease upon the earlier to occur of (i) the exercise by Medco of the Purchase Option; and (ii) the purchase by Axinn, AMA or the Partnership of the NJRE Loans.

                  (B) unless and until the Purchase Option has previously been exercised by Medco, to give all notices and take all actions so as to purchase the NJRE Loans for $11,000,000.00 on the Loan Purchase Date, subject to receipt by Axinn or AMA of $11,000,000.00 on the Loan Purchase Date from the Partnership or its subsidiaries;

                  (C) in the event the Purchase Option is exercised and the purchase price exceeds $11,000,000.00, to pay over, or cause to be paid over, the amount in excess of $11,000,000.00 to the Partnership;

                  (D) unless the deed to 101 Paragon Drive has previously been transferred to AMA, to transfer the deed to 101 Paragon Drive to AMA concurrently with the purchase and discharge of the NJRE Loans, free of liens and encumbrances except Permitted Exceptions.

                  (E) to cause the partnership agreement of AMA (the "AMA Partnership Agreement") to be amended and restated to include the following provisions and to have such provisions remain in the AMA Partnership Agreement unless the Partnership consents to the amendment of any such provisions:

                          (1) AMA will elect to close its books pursuant to
Section 706(d) of the Code immediately prior to the admission of the Partnership as a partner of AMA.

                          (2) In the event that the Partnership is admitted as
a partner of AMA, if the NJRE Loans are satisfied at less than their face amounts, the cancellation of indebtedness income realized by AMA shall be allocated as follows: (i) if the NJRE Loans are satisfied for less than $11,000,000, the income up to $8,000,000 will be allocated to Axinn and other partners of AMA, not including the Partnership, and the balance will be allocated to the Partnership, and (ii) if the NJRE Loans are satisfied for $11,000,000 or more, the income will be allocated among Axinn and the other partners of AMA in accordance with their percentage interests in AMA, not including the Partnership.

                  (F) to permit the Partnership to review the federal income tax return of AMA in the year that any cancellation of indebtedness income is reported as a result of the payment of the NJRE Loans.

         (iv) The Partnership agrees to loan AMA up to $11,000,000.00 (the "Partnership Loan") on the Loan Purchase Date in order to provide AMA (or Axinn acting on behalf of AMA) with funds necessary to purchase and thereupon discharge the NJRE Loans such that, upon such purchase and discharge, AMA will hold fee title to 101 Paragon Drive free of liens and encumbrances other than Permitted Exceptions; provided that the Partnership's agreement to make the Partnership Loan shall terminate if (A) the Purchase Option has then been exercised; (B) the NJRE Loans have previously been purchased (a possibility contemplated by subparagraph (vi) below); (C) any of Axinn's representations and warranties in subparagraph (i) above are incorrect in any material respect; or (D) Medco has actually terminated or threatened to terminate the Lease; provided that this clause (D) shall only be a condition to the Partnership's obligation to make the Partnership Loan in the event that AMA or the Partnership suffers or can reasonably be expected to suffer economic loss as a result of any actual Lease termination; or (E) the partners of AMA do not unconditionally agree to transfer to the Partnership or, as directed by the Partnership, one or more subsidiaries of the Partnership, all of their right, title and interest in AMA, free and clear of liens, encumbrances and liabilities (other than the Partnership Loan), immediately following the making of the Partnership Loan.

         (v) Axinn, on behalf of himself and the other partners of AMA, agrees that immediately following the making of the Partnership Loan and the concurrent purchase and discharge by AMA of the NJRE Loans, Axinn and such other partners will contribute all of their right, title and interest in AMA to the Partnership or, as directed by the Partnership, to subsidiaries of the Partnership, free and clear of liens, encumbrances and liabilities (other than the Partnership Loan), in exchange for an aggregate of 12 Class A Units (to be allocated among themselves as they may agree).

         (vi) Without limiting the provisions to be included in the AMA Partnership Agreement in accordance with paragraph (iii)(E) above, Axinn, on behalf of himself and the partners of AMA, and the Partnership agree that in the event that the NJRE Loans are purchased prior to the Loan Purchase Date, any cancellation of indebtedness income arising from the purchase shall be allocated under Section 704b) of the Code and the applicable regulations thereunder to Axinn and the other partners in AMA, not including the Partnership. In addition, if any of the cancellation of indebtedness income is determined to be "qualified real property business indebtedness" under Section 108(a)(3) of the Code and applicable regulations thereunder, and Axinn and the other partners of AMA elect to exclude the cancellation of indebtedness income under Section 108(a)(1)(D) of the Code, it is anticipated that AMA will reduce its tax basis under Section 1017 of the Code in 101 Paragon Drive in the amount of the excluded cancellation of indebtedness income to the extent of AMA's tax basis in 101 Paragon Drive, and to the extent of any cancellation of indebtedness income that exceeds AMA's tax basis in 101 Paragon Drive, the Partnership will agree to permit Axinn and the other Partners of AMA to elect to reduce their basis in any Units that they own. The proportionate share of the basis of 101 Paragon and the Units of Axinn and the other partners of AMA is equal to the sum of: (1) the partners' basis adjustment under section
743(b) of the Code to items of partnership depreciable real property for 101 Paragon Drive and the Units and (2) the common basis depreciation deductions that, under the terms of the AMA Partnership Agreement and the Partnership Agreement of the Partnership, are reasonably expected to be allocated to Axinn and the other partners of AMA over the remaining useful life of the property. The amount of the reduction to the basis of 101 Paragon Drive and the property underlying the Units constitutes an adjustment to the basis of partnership property with respect to Axinn and the other partners of AMA and not to the Partnership, and such adjustment will be recovered in the manner described in Treas. Reg. Section 1.743-1. Consequently, no adjustment will be made to the common basis of Partnership property. For purposes of income, deduction, gain and loss, Axinn and the AMA Partners will have a special basis for the partnership properties whose bases are adjusted under Section 1017 of the Code.

         (vii) In the event that the Loan Purchase Date is accelerated by NJRE Corp. to a date earlier than September 15, 2005, then the Partnership shall have the option to (A) terminate the arrangements provided for this Section and receive from Axinn or AMA payment of $500,000 minus the aggregate of the sums previously paid to it under paragraph iii(A) above or (B) lieu of making the Partnership Loan, to loan AMA the funds necessary to enable AMA to purchase and thereupon discharge the NJRE Loans and concurrently obtain fee title to 101 Paragon Drive free of liens and encumbrances other than Permitted Exceptions (in which case Axinn and the other partners of AMA will thereupon contribute their partnership interests in AMA to the Partnership in the manner and for the consideration contemplated by paragraph (v) above).

         (viii) Axinn agrees to defend the Trust and the Partnership, and to hold the Trust and the Partnership harmless from and against, any lawsuits or actions instituted by Medco, NJRE Corp. or their affiliates that name the Trust or the Partnership alleging that the arrangements set forth herein breach any of Axinn's agreements with Medco and NJRE Corp. This indemnity shall not be subject to the limitations contained in Paragraph 11 of this Agreement. Neither Axinn nor the Trust or Partnership, by including this provision, shall be deemed to have acknowledged that the arrangements provided for herein breach any obligation Axinn or his affiliates have with Medco, NJRE Corp. or their affiliates, and it is not the intention of the parties to breach any such obligations.

         (ix) In recognition of the intent of this paragraph to vest in the Partnership the ultimate right to acquire ownership of 101 Paragon Drive (through the Partnership's acquisition, directly or through subsidiaries, of AMA) concurrently with the purchase of the NJRE Loans and the discharge of the related First Mortgage and Second Mortgage, free of all liens and encumbrances other than Permitted Exceptions, and to afford the Partnership any benefits that might arise from subsequent negotiations with Medco relating to a modification of the contractual arrangements in effect between Medco, NJRE Corp., Axinn and their respective affiliates, Axinn agrees: (i) not to modify any contracts he or any affiliate has with Medco or NJRE Corp. without the Partnership's written consent; (ii) to seek to modify any such contracts as and to the extent requested by the Partnership; and (iii) to allow the Partnership to realize the economic benefits of any such contractual modifications. For example, if Medco is willing to sell the NJRE Loans prior to the Loan Purchase Date at less than $11,000,000.00 and the Partnership wishes to have the NJRE Loans acquired on such earlier date for such lower amount, then Axinn will cooperate in effecting such earlier purchase, with funds provided by the Partnership, thereby allowing AMA to acquire fee title to 101 Paragon Drive for less than $11,000,000.00 followed immediately by a contribution of the partnership interests in AMA to the Partnership in exchange for the Units specified in Paragraph (v) above; provided, however, that in such event, any cancellation of indebtedness income attributable to the purchase and discharge of the NJRE Loans for less than $11,000,000 shall be allocated to the Partnership and, in order to effect such allocation, the $500,000 payment made by the Partnership pursuant to Section (ii) above shall be treated as a capital contribution to AMA as of the time immediately prior to the purchase of the NJRE Loans for less than $11,000,000.

         (x) In the event of an inconsistency between this Section and the AMA Partnership Agreement, this Section shall prevail.

                          (c) The 263 Old Country Road Property. The
Partnership and the Contributor of the 263 Old Country Road shall, at the 263 Old Country Road Closing, enter into an assignment and assumption agreement (the "263 Assignment and Assumption") pursuant to which such Contributor shall represent and warrant that it has not defaulted under, and shall assign all of its right, title and interest in and to the ground lease with the Suffolk County Industrial Development Agency for the 263 Old Country Road Property (the "IDA Ground Lease") and the Partnership shall assume all of the obligations of such Contributor under the IDA Ground Lease. The Partnership and the Trust hereby also acknowledge that they have been advised by the Contributor of the 263 Old Country Road Property that : (i) the Contributor and/or its affiliate intends on entering into an agreement with ADI with respect to an affiliate of the Contributor performing certain interior tenant improvement work for ADI at the 263 Old Country Road Property (the "ADI Agreement"), and (ii) in connection therewith, ADI shall execute and deliver to the Contributor, and/or its affiliate, a promissory note in the amount of the cost of such work to ensure the repayment of the same by ADI to the Contributor and/or its affiliate. The Partnership and the Trust hereby consent to all of the foregoing transactions between ADI and the

Contributor and/or its affiliate; provided the promissory note does not give ADI or any affiliate of ADI a right to set-off rents under the ADI Lease.

                          (d) The 31 Commercial Street Property. The
Partnership and the Trust hereby acknowledge that the 31 Commercial Street Property is the subject of a consent order dated April, 1995 (the "Commercial Street Consent Order") between the Contributor of the 31 Commercial Street Property and the New York State Department of Environmental Conservation (the "DEC"). The parties agree that the Partnership shall purchase the 31 Commercial Street Property upon, and subject to, the satisfaction of the 31 Commercial Environmental Condition. For purposes hereof, the 31 Commercial Environmental Condition shall mean that the 31 Commercial Street Property has been delisted by the DEC as a hazardous waste disposal site under the DEC's Registry of Inactive Hazardous Waste Disposal Sites (which delisting shall include a determination by the DEC that no further ground water monitoring or other action under the Commercial Street Consent Order is required). Upon the Contributor's satisfaction of the 31 Commercial Environmental Condition and the transfer of title to the 31 Commercial Street Property from the Contributor to the Partnership, all of the Contributor's obligations to the Partnership with respect to environmental matters at the 31 Commercial Street Property including, without limitation, any environmental indemnity obligations set forth in Paragraph 11 hereof, shall be deemed fully and completely satisfied. In the event that remediation activities are required at the 31 Commercial Property in connection with the delisting activities, the costs of such remediation shall remain the responsibility of Axinn, who shall hold the Trust and Partnership harmless from any such costs, regardless of the limitations in Section 11. Notwithstanding anything contained in this Agreement to the contrary, in the event the 31 Commercial Environment Condition is not satisfied by two (2) years from the Initial Closing, either the Contributor of the 31 Commercial Street Property or the Partnership shall have the right to terminate this Agreement by providing the other party with written notice thereof, whereupon this Agreement shall terminate with respect to the 31 Commercial Street Property.

                          (e) 885 Waverly Avenue, Holtsville, New York. The
Partnership hereby agrees that, in the event United States Profile Wrapping Co., Inc. ("USPW") does not close its purchase of the 885 Waverly Avenue, Holtsville, New York Property (the "Waverly Property") pursuant to the terms of USPW's purchase option set forth in Article 63 of its lease with the Contributor of the Waverly Property (the "USPW Lease"), the Partnership shall purchase the Waverly Property in accordance with the terms hereof. The applicable Contributor shall provide the Partnership with written notice that USPW has either failed to close its purchase of the Waverly Property in accordance with the terms of Article 63 of the USPW Lease or has waived its option under the same (the "Waverly Closing Condition"). The applicable Contributor shall also provide the Partnership with no less than ten (10) day prior written notice of the date of the Closing for the Waverly Property. Notwithstanding the foregoing, in the event the Waverly Closing Condition is not satisfied by six (6) months from the Initial Closing, either the Contributor of the Waverly Property or the Partnership shall have the right to terminate this Agreement by providing the other party with written notice thereof, whereupon this Agreement shall terminate with respect to the Waverly Property.

         15. Condemnation. Each Contributor represents and warrants that such Contributor has not received any written notice of any condemnation proceeding or other proceeding in the nature of eminent domain in connection with any Real Property of such Contributor, and has no actual knowledge of any threatened condemnation. As used herein, a "material taking" shall mean a taking of either an entire Parcel of Real Property (for purposes of this Paragraph, the "Subject Property"), more than twenty percent (20%) of the Improvements constituting a part of the Subject Property or more than 10% of the parking area of the Subject Property. If, prior to the Closing with respect to the Subject Property (for purposes of this Paragraph, the "Applicable Closing"), any such proceeding affecting a material portion of any of the Subject Property is commenced, the Contributor of the Subject Property (for purposes of this Paragraph, the "Applicable Contributor") agrees promptly to notify the Partnership thereof. In the event of a material taking or commencement of proceedings in connection with such a material taking, the Partnership may, at its sole option, exercised by delivery of written notice thereof within ten (10) days after receipt of such written notice thereof, (x) proceed with the Applicable Closing as provided in this Paragraph 15 without an abatement of the Consideration for the Subject Property and, at the Applicable Closing, the Applicable Contributor of the Subject Property shall assign to the Partnership, without recourse, all condemnation proceeds paid or payable with respect thereto; or (y) terminate this Agreement with respect to the Subject Property as to which a material taking has occurred, whereupon this Agreement shall terminate with respect to the Subject Property but shall continue in full force and effect with respect to all of the remaining Properties and, at the Applicable Closing, the Partnership shall pay to each Contributor the aggregate of the Consideration for the remaining Properties. Provided the Partnership shall have waived its right to terminate this Agreement with respect to the Subject Property so taken, as provided above, the Applicable Contributor shall not, from and after the Due Diligence Termination Date, settle or adjust any claims relating to a condemnation without the Partnership's prior approval, which shall not be unreasonably withheld or delayed. The parties hereby waive the provisions of Section 5-1311 of the General Obligation Law of the State of New York, and agree that the provisions of this Paragraph shall serve in lieu thereof.

         16. Damage by Fire or Other Casualty.

             (a) Each Contributor shall promptly notify the Partnership of damage to the Improvements constituting part of the Real Property of such Contributor (for purposes of this Paragraph, the "Applicable Contributor") occurring by reason of casualty during the period between the Effective Date and the Closing Date with respect to such Real Property (for purposes of this Paragraph 16, the "Applicable Closing Date"). The Applicable Contributor shall timely notify any insurance companies with respect to any damage and shall promptly submit claims for such damage. Provided the Partnership shall have waived its right to terminate this Agreement with respect to the Real Property so damaged (for purposes of this Paragraph, the "Subject Property"), as provided below, Contributor shall not, from and after the Due Diligence Termination Date, settle or adjust any claims relating to a casualty without the Partnership's prior approval, which shall not be unreasonably withheld or delayed.

             (b) If (i) any portion of the Improvements is damaged by fire or casualty after the Effective Date and the Improvements so damaged are not repaired or restored on or before the Applicable Closing Date to substantially the condition existing prior to the damage, and (ii) on the Applicable Closing Date, the estimated cost of repairs by reason of such fire or casualty to the Improvements, as determined by an independent adjuster is an amount equal to or less than ten percent (10%) of the Consideration for the Subject Property, there shall be no abatement or adjustment in the Consideration and, provided the loss or damage is a covered loss under the Applicable Contributor's insurance policy, the Partnership shall be required to purchase the Subject Property in accordance with the terms of this Agreement and, on the Applicable Closing Date, the Contributor shall assign to the Partnership, without recourse, all insurance claims and proceeds with respect thereto (less sums theretofore expended, if any, by the Applicable Contributor for emergency repairs or barricades) and the Applicable Contributor shall credit the Partnership on the Applicable Closing Date with the amount of any such deductible. The Applicable Contributor shall have no liability or obligation with respect to the condition of any of the Subject Property as a result of any such fire or casualty. If the repair to, or the restoration of, the Improvements so damaged has not been completed as aforesaid and, at the time of the Applicable Closing Date, the estimated cost of such repair or restoration, as determined by such independent adjuster, is an amount which is greater than ten percent (10%) of the Consideration for the Subject Property, the Partnership may, at its sole option, (x) proceed to Closing with respect to the Subject Property as provided in this Paragraph 16(b) without an abatement of the Consideration and, on the Applicable Closing Date, the Applicable Contributor shall assign to the Partnership, without recourse, all insurance claims and proceeds with respect thereto (less sums theretofore expended, if any, by the Applicable Contributor for emergency repairs or barricades) and the Applicable Contributor shall credit the Partnership on the Applicable Closing Date with the amount of any such deductible; or (y) terminate this Agreement with respect to the Subject Property which has suffered damage to the Improvements by fire or other casualty in an amount which exceeds ten percent (10%) of its Consideration, whereupon this Agreement shall terminate with respect to the Subject Property but shall continue in full force and effect with respect to all of the remaining Property and, at each Closing, the Partnership shall pay to the Contributor's thereof the aggregate of the Consideration for the remaining Property. The Partnership shall assign all of its right, title and interest in and to any and all insurance policies and insurance proceeds relating to the Subject Property for which this Agreement has been terminated.

                      (c) The parties hereby waive the provisions of Section 5-1311 of the General Obligation Law of the State of New York, and agree that the provisions of this Paragraph shall serve in lieu thereof.

                  17. Default.

                      (a) If the Partnership shall default in its obligations to pay the Consideration and complete the Initial Closing in accordance with the terms of this Agreement, then, as each Contributor's and Participant's sole and exclusive remedy therefor, such Contributor and Participant shall be entitled to retain its allocable portion of the Deposit as liquidated and agreed upon damages for the losses and injuries which such Contributor and Participant shall have sustained and suffered as a result of the Partnership's default, and thereupon this Agreement and the Partnership's obligations hereunder shall be terminated except as expressly provided in this Agreement. It is agreed that the provisions of this Paragraph 17(a) for liquidated and agreed upon damages are a bona fide provision for such and are not a penalty, the parties understanding that by reason of the withdrawal of the Property from sale to the general public at a time when other parties would be interested in purchasing such Property, that each Contributor and Participant shall have sustained damages which will be substantial, but will not be capable of determination with mathematical precision. Therefore, this provision for liquidated and agreed upon damages has been incorporated as part of this Agreement as a provision beneficial to both parties.

                      (b) If, at any Closing (each, an "Applicable Closing" for purposes of this Paragraph), any Contributor shall default in its obligation to deliver any of the Deeds or other items described in Paragraph 6 hereof or any Participant shall default in its obligation to deliver any of the Entity Assignments or other items described in Paragraph 6 above, upon the Partnership's (i) tender of the full aggregate Consideration for the Property to be conveyed or the Entity Interests to be transferred at the Applicable Closing and (ii) compliance with all of the terms and conditions of this Agreement relative to the Applicable Closing, the Partnership shall have the sole option of terminating this Agreement and receiving the return of the Deposit (less any amount of such Deposit applied in satisfaction of the Purchase Price at any prior or concurrent Closing), together with payment by the Contributors of the Partnership's actual, documented out-of-pocket costs and expenses incurred in connection with the Partnership's Due Diligence Activities, not to exceed $12,500 with respect to any one Property or (Y) to seek specific performance of the applicable Contributor's and Participant's obligation to convey the Property to be conveyed or the Entity Interest to be transferred, as the case may be, at the Applicable Closing in accordance with this Agreement. If the Partnership elects to terminate this Agreement, upon payment of the sums described above, the applicable Contributor and Participant shall be released and relieved of any further liability. Except as expressly set forth above, the Partnership hereby waives any right which the Partnership may have to any lis pendens or other lien or encumbrance against any of the Property or Entity Interests, equitable relief, consequential or punitive damages, loss of profits, costs related to in-house or other overhead allocations, and damages. The remedies set forth herein shall be the Partnership's sole remedies pursuant to this Agreement, or otherwise at law or in equity, with respect to each Closing and such remedies shall become null and void with respect to each Closing as each Closing occurs (except as to obligations hereunder which by their terms expressly survive such Closings), and shall not apply to a defect in title, the remedies for which are set forth in Paragraph 5(b) hereof, or to any inability on the part of any Contributor or Participant to perform its obligations under this Agreement.

                  18. Operations Prior To Closing.

                      (a) Each Contributor agrees to operate its Property between the Effective Date and the Closing Date with respect to such Property in the same general manner as such Contributor has operated the Property during the immediately preceding six (6) month period, paying all costs and expenses as they come due, and in any event prior to the Closing with respect to such Property, and maintaining all insurance coverage currently in force.

                      (b) Each Contributor shall comply with all of the obligations of landlord under its Leases and all other agreements and contractual arrangements affecting its Real Property by which such Contributor is bound or to which such Contributor's Real Property, is subject, and which will be binding upon the Partnership or a lien upon such Real Property, after the Closing with respect to such Real Property.

                      (c) Each Contributor shall notify the Partnership promptly of such Contributor's receipt of any written notice from any party alleging that such Contributor is in default of its obligations under any of the Leases or any Permit or agreement affecting its Real Property, or any portion or portions thereof.

                      (d) No contract for or on behalf of or affecting the Real Property of any Contributor shall be negotiated or entered into which cannot be terminated by such Contributor upon the Closing with respect to such Real Property without the payment of a specific charge, cost, penalty or premium for such termination. On or before ten (10) days prior to each Applicable Closing Date, the Partnership shall send written notice to the Applicable Contributor informing the Applicable Contributor of which of the Contracts listed on "Exhibit T" attached hereto the Partnership is willing to accept assignment (the "Accepted Contracts"). At the Closing, the Partnership shall be obligated to accept assignment of, and assume the Applicable Contributor's obligations (arising on or after the date of Closing) under, the Accepted Contracts. The Applicable Contributor and Axinn shall remain responsible for all other obligations in, to and under the Contracts (other than the Accepted Contracts) which the Partnership does not accept and assume pursuant to the terms hereof. Anything herein to the contrary notwithstanding, neither the Trust nor the Partnership is assuming the Contracts (or any other obligation arising under the Contracts) identified on Exhibit B with American Transfer Company, Inc. and Unique Sanitation Co., Inc. Axinn, on behalf of himself and the Axinn affiliate that has entered into these agreements, shall remain responsible for performance under these agreements. However, in recognition of the benefits to be realized by the Partnership from the waste removal services that will be provided under such agreements, from and after the date the Partnership acquired title to the Properties that are subject to these two agreements, the Partnership agrees to make payments on behalf of Axinn when such payments are due under these agreements in accordance with the terms thereof as currently in effect. Axinn agrees not to renew or modify either of these agreements without the prior written consent of the Partnership.

                      (e) Except with the prior written consent of the Partnership, which the Partnership agrees it shall not unreasonably withhold, condition or delay, no Contributor shall enter into any new leases for any portion of its Real Property after the Effective Date. Any new lease entered into after the Effective Date shall be on the Partnership's customary form (which may vary to reflect customary negotiated revisions thereto), or such other form which is reasonably acceptable to the Partnership. Further, except with the prior written consent of the Partnership, which the Partnership agrees it shall not unreasonably withhold, condition or delay, or as set forth above, no Contributor shall, after the Effective Date, amend, extend (except where required under the terms of the Lease in question), terminate (except by reason of a Tenant's default), accept surrender of, or permit any assignments or subleases of, any of its Leases (except as may be required under such Lease), nor accept any rental more than one (1) month in advance

(exclusive of any security deposit). The Partnership shall respond to the Contributor's written request for a consent in all cases under this subparagraph (e) within three (3) business days of receiving such request. Failure by the Partnership to respond within such three (3) business day period, shall be deemed the consent of the Partnership to the proposed leasing transaction.

                      (f) No Contributor shall make or permit to be made any capital improvements or additions to its Real Property, or any portion thereof, without the prior written consent of the Partnership, except those made by a Contributor pursuant to the express requirements of this Agreement, those capital improvements or additions described on "Exhibit V", those made by Tenants pursuant to the right to do so under their Leases, or by a Contributor if required by such law or ordinance, or as required under any Lease.

                      (g) Each Contributor shall timely bill all Tenants for all rent billable under its Leases, and use commercially reasonable efforts to collect any rent in arrears.

                      (h) Each Contributor shall notify the Partnership of any tax assessment disputes (pending or threatened) prior to any Closing with respect to the Property at issue, and, from and after the Due Diligence Termination Date, no Contributor shall agree to any changes in the real estate tax assessment, nor settle, withdraw or otherwise compromise any pending claims with respect to tax assessments relating to the current or any subsequent year, without the Partnership's prior written consent, which shall not be unreasonably withheld, delayed or conditioned. If any proceedings shall result in any reduction of assessment and/or tax for the tax year in which the Closing with respect to such Contributor's Property occurs, it is agreed that the amount of tax savings or refund for such tax year, less the reasonable fees and disbursements in connection with such proceedings, shall be apportioned between such Contributor and the Partnership as of the date real estate taxes are apportioned under this Agreement. All refunds relating to any tax year prior to the Closing with respect to its Property shall be the sole property of Contributor, and all refunds relating to any year subsequent to the year in which such Closing occurs shall be the sole property of the Partnership. Each Contributor and the Partnership agrees to promptly remit to the other any refund received by it which is the property of the other.

                      (i) Each Contributor shall notify the Partnership promptly of the occurrence of any of the following:

                          (i) Receipt of notice from any governmental or
quasi- governmental agency or authority or insurance underwriter relating to the condition, use or occupancy of its Real Property, or any portion thereof;

                          (ii) Receipt of any notice of any default from any
Tenant or from the holder of any lien or security interest in or encumbering its Real Property, or any portion thereof;

                          (iii) Notice of any actual or threatened litigation
against such Contributor or affecting or relating to its Real Property, or any portion thereof which may materially and adversely affect such Real Property or such Contributor's ability to consummate the transactions contemplated by this Agreement; or

                              (iv) Vacancy of any demised Property by a
Tenant, other than in accordance with a scheduled lease termination.

                          (j) Subject to the terms of this Agreement, Axinn
and each Contributor shall use all commercially reasonable efforts to take and cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to cause the condition to the Partnership's and the Trust's obligation to close specified in Paragraph 20 below to be satisfied and otherwise to consummate and make effective the transactions contemplated by this Agreement.

                  19. PROPERTY CONVEYED "AS-IS, WHERE IS". IT IS UNDERSTOOD AND AGREED THAT, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, NO CONTRIBUTOR IS MAKING AND EACH CONTRIBUTOR SPECIFICALLY DISCLAIMS, ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE ECONOMICAL, FUNCTIONAL, ENVIRONMENTAL OR PHYSICAL CONDITION OF ALL OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OR REPRESENTATIONS AS TO MATTERS OF TITLE, ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITIONS, AVAILABILITY OF ACCESS, INGRESS OR EGRESS, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE ECONOMICAL, FUNCTIONAL, ENVIRONMENTAL OR PHYSICAL CONDITION OF THE PROPERTY OF SUCH CONTRIBUTOR, INCLUDING, WITHOUT LIMITATION: (I) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF ANY OF SUCH PROPERTY, (II) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO ANY OF SUCH PROPERTY AND
(III) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF ANY OF SUCH PROPERTY. THE PARTNERSHIP AGREES THAT WITH RESPECT TO THE PROPERTY IN THE AGGREGATE, THE PARTNERSHIP HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF CONTRIBUTOR OR ANY AGENT OF CONTRIBUTOR NOT EXPRESSLY SET FORTH IN THIS AGREEMENT. THE PARTNERSHIP REPRESENTS THAT IT IS KNOWLEDGEABLE OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE, THAT OF THE PARTNERSHIP'S CONSULTANTS, AND THE REPRESENTATIONS AND WARRANTIES OF EACH CONTRIBUTOR CONTAINED IN THIS AGREEMENT, SUBJECT, HOWEVER, TO THE LIMITATIONS CONTAINED HEREIN UPON SUCH REPRESENTATIONS AND WARRANTIES, AND THAT EACH CONTRIBUTOR HAS OR SHALL HAVE AFFORDED THE PARTNERSHIP WITH A FULL AND COMPLETE OPPORTUNITY TO MAKE ITS OWN INDEPENDENT INVESTIGATION OF THE PROPERTY AND ALL MATTERS PERTAINING THERETO

DURING THE DUE DILIGENCE PERIOD INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF AND, UPON CLOSING, SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY THE PARTNERSHIP'S INSPECTIONS AND INVESTIGATIONS. THE PARTNERSHIP ACKNOWLEDGES AND AGREES THAT, UPON CLOSING, EACH CONTRIBUTOR SHALL SELL AND CONVEY TO THE PARTNERSHIP AND THE PARTNERSHIP SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS," WITH ALL FAULTS, AND THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS (EXCEPT AS HEREIN SPECIFICALLY PROVIDED), COLLATERAL TO OR AFFECTING ANY OF THE PROPERTY BY ANY CONTRIBUTOR, ANY AGENT OF ANY CONTRIBUTOR OR ANY THIRD PARTY. THE PARTNERSHIP EXPRESSLY AGREES THAT THE TERMS AND CONDITIONS OF THIS PARAGRAPH 19 SHALL EXPRESSLY SURVIVE THE CLOSING AND NOT MERGE THEREIN AND EACH CONTRIBUTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO ANY OF THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO IN THIS AGREEMENT.

                  20. Conditions Precedent to Obligations of the Partnership and the Contributors.

                      (a) The obligations of the Partnership hereunder are subject to the fulfillment of the following conditions prior to or on each Closing Date (for purposes of this Paragraph, the "Applicable Closing Date"), any one of which may be waived in whole or in part by the Partnership on or prior to such Applicable Closing Date, and in the event any of the conditions are not complied with, the Partnership may terminate this Agreement with respect to a Closing that has not then been consummated by notifying the Contributor and Escrow Agent and thereupon the remaining balance of the Deposit shall be returned to the Partnership and thereafter this Agreement shall be null and void, except for provisions which expressly survive each applicable Closing:

                          (i) Correctness of Representations and Warranties
and Consent of Participants. The representations and warranties made by Axinn and each Contributor in this Agreement and each Participant made in the Consent and Acknowledge of each Participant shall be true and correct in all material respects on the Closing Date as though such representations and warranties were made on the Applicable Closing Date, except to the extent that they expressly relate to an earlier date. For purposes of this subsection, the truth and correctness of any representation or warranty shall be determined on an absolute basis, meaning apart from any qualification of "knowledge" set forth in said representation or warranty. No Participant shall have revoked its consent to the Applicable Closing.

                          (ii) Compliance with Terms and Conditions. Each
Contributor and each Participant shall have performed and complied with all of the material terms and conditions required by this Agreement, including, without limitation, the delivery of all required documents pursuant to Paragraph 6(a), to be performed and complied with by it prior to or on the Applicable Closing Date.

                          (iii) The Partnership's Satisfaction with
Inspection. INTENTIONALLY DELETED.

                          (iv) Exchange Approval. On or prior to Applicable
Closing Date, the Underlying Shares and shares issuable upon exercise of the options granted to Axinn and Mark Hamer shall have been approved for listing with the NYSE, upon official notice of issuance.

                          (v) Issuance of Units. The issuance of Units shall
be (i) exempt from registration requirements of the Securities Act and (ii) either exempt from, registered pursuant to, or qualified under any applicable securities or "blue sky" requirements.

                          (vi) Termination of Agreements. The existing
management agreements and brokerage or leasing agreements identified on "Exhibit T" shall be terminated as of the Closing with respect to the Property to which they relate unless the Partnership shall specify otherwise or assume the obligations of the Applicable Contributor under the terms thereof as provided herein.

                          (vii) Estoppel Certificates. Estoppel Certificates
shall have been obtained from at least 75% of the Tenants at each Parcel of Real Property and from all Tenants identified on "Exhibit X" annexed hereto and made a part hereof (the "Identified Tenants"), but only if the initial request made of such Tenant was for an Estoppel Certificate in the Required Form; provided, however, if an Estoppel Certificate in the Required Form is not obtained from an Identified Tenant, each Contributor may, in lieu thereof, deliver its certificate containing the information set forth on the Required Form, which certificate shall serve as Contributor's representation as to the facts stated therein, which representation shall survive for a period of nine
(9) months following the Closing, except as set forth in Paragraph 11(a) above.

                          (viii) No Injunction or Restraints. No statute,
rule, regulation, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect, provided, however, that Axinn and the Applicable Contributor shall use commercially reasonable efforts to have any such temporary restraining order, injunction, order, restraint or prohibition vacated.

                          (ix) HSR Act. Any waiting period applicable to the
consummation of the transactions contemplated hereby under the HSR Act shall have expired or been terminated, and no action shall have been instituted by the United States Department of Justice or the United States Federal Trade Commission challenging or seeking to enjoin the consummation of the transactions contemplated hereby, which action shall not have been withdrawn or terminated, or the Trust and the Partnership and the Contributors and the

Participants shall have reasonably mutually concluded that no filing under the HSR Act is required with respect to the transactions contemplated hereby.

                          (x) Each Participant that is to contribute an Entity
Interest expressly agrees that the applicable Contributor the Entity Interest in which is being contributed shall not be dissolved or terminated by virtue of such contribution but shall continue.

                 (b) Conditions to the Contributors', Axinn's and Participant's Obligations to Close. The obligation of the Contributors, Axinn and Participants to consummate the transactions contemplated hereby at the Closing is further subject to satisfaction or waiver by the Contributors, Axinn and the Participants of the following conditions on or before the Applicable Closing Date:

                          (i) Representations and Warranties. The
representations and warranties of the Trust and the Partnership contained herein shall be true and correct in all material respects as of the Closing Date as if remade on the Closing Date, except to the extent that they expressly relate to an earlier date. For purposes of this subsection, the truth and correctness of any representation or warranty shall be determined on an absolute basis, meaning apart from any qualification of "knowledge" set forth in said representation or warranty.

                          (ii) Full Performance. Each of the Trust and the
Partnership shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

                          (iii) Closing Documents. The Trust and the
Partnership, as applicable, shall have executed and delivered to the Contributors and the Participants all Closing documents required to be delivered by the members of them hereunder.

                          (iv) Employment Agreement. The Employment Agreement
shall have been executed and delivered as of the Closing.

                          (v) Option Agreements. The Option Agreements shall
have been executed and delivered as of the Closing.

                          (vi) Issuance of Units. The Partnership shall have
issued the Units to the Participants.

                          (vii) REIT Election. The Trust shall not have
revoked its prior election pursuant to Section 856(c)(1) of the Code to be taxed as a REIT, and shall be in compliance with all applicable federal income tax laws, rules and regulations, including the Code, necessary to permit it to be taxed as a REIT. The Trust shall not have taken any action or have failed to take any action which would reasonably be expected to, alone or in conjunction with any other factors, result in the loss of its status as a REIT for federal income tax purposes.

                          (viii) Amendment to Partnership Agreement. The
Partnership Agreement shall have been amended by an instrument in substantially the form of the Amendment, a copy of which shall be delivered at Closing, to reflect the admission of the Participants as limited partners therein.

                          (ix) Absence of Litigation. No action, suit, or
legal, administrative or arbitral proceedings shall have been instituted before or by any court or governmental authority or arbitration panel seeking to enjoin or challenging the transactions contemplated by this Agreement.

                          (x) Approval of Transaction. The consummation of the
transactions contemplated hereby and the delivery of the consideration to the Contributors and Participants shall have been duly and validly authorized and approved by the board of the Trust, on its own behalf and in its capacity as the general partner of the Partnership.

                          (xi) No Injunction or Restraints. No statute, rule,
regulation, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect, provided, however, that the Trust and the Partnership shall use commercially reasonable efforts to have any such temporary restraining order, injunction, order, restraint or prohibition vacated.

                          (xii) HSR Act. Any waiting period applicable to the
consummation of the transactions contemplated hereby under the HSR Act shall have expired or been terminated, and no action shall have been instituted by the United States Department of Justice or the United States Federal Trade Commission challenging or seeking to enjoin the consummation of the transactions contemplated hereby, which action shall not have been withdrawn or terminated, or the Trust and the Partnership and the Contributors and the Participants shall have reasonably mutually concluded that no filing under the HSR Act is required with respect to the transactions contemplated hereby.

                          (xiii) Mortgage Loan Assumption. At each Closing,
the Partnership shall have assumed the Assumed Mortgage Loan for the Subject Property in accordance with the terms of this Agreement and shall have entered into an agreement with respect to the Subject-to Mortgage Loans to pay off the dollar amount specified in the applicable debt pay off letters.

         (c) In the event the Contributors, the Participants and Axinn have failed to comply with or are unable to fulfill the conditions to Closing relative to such parties set forth in Paragraph 20(a) by November 10, 1998, the Partnership and the Trust may terminate this Agreement by notifying the Contributors, the Participants, Axinn and the Escrow Agent in writing, proceed under Section 17(b) hereof and thereafter this Agreement shall be null and void, except as to obligations hereunder which by their terms expressly survive such termination. In the event the Partnership and the Trust have failed to comply with or are unable to fulfill the conditions to Closing relative to such parties set forth in Paragraph 20(b) by November 10, 1998, the Contributors, the Participants and Axinn may terminate this Agreement by notifying the Partnership, the Trust and the Escrow Agent in writing, whereupon the Deposit shall be returned to the Partnership and this Agreement shall be null and void, except as to obligations hereunder which by their terms expressly survive such termination.


                  21.      Brokers.

                          (a) Each Contributor and Axinn jointly and severally
represents to the Partnership that neither Axinn nor any Contributor has dealt with any real estate broker, dealer or salesman in connection with the transactions contemplated hereby other than Realty Capital International, Inc., all of the fees, expenses and commissions of which shall be paid by the Contributors and Axinn.

                          (b) The Partnership and the Trust jointly and
severally represent to each Contributor and Participant that neither the Partnership nor the Trust has dealt with any real estate broker, dealer or salesman in connection with the transactions contemplated hereby other than Legg Mason Wood Walker, Incorporated, all of the fees, expenses and commissions of which shall be paid by the Partnership and the Trust.

                          (c) Each of the Contributors and Axinn, on the one
hand, and the Partnership and the Trust, on the other, hereby agree to indemnify, defend, and hold harmless the other from and against any loss, damage or claim resulting from a breach of the representations set forth in subparagraphs (a) and (b) above. The provisions of this Paragraph shall survive Closing hereunder and any termination of this Agreement and shall not be subject to the limitations set forth in Paragraph 11.

                  22. Notices. All notices, requests and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered (i) in person, or (ii) by certified mail, return receipt requested, or (iii) by recognized overnight delivery service providing positive tracking of items (for example, Federal Express), or (iv) by confirmed telecopier, in each case addressed as follows (or at such other address of which Contributor or the Partnership shall have given notice as herein provided):

                  If to the Partnership, addressed to:
                  ------------------------------------

                                    Brandywine Operating Partnership, L.P.
                                    Newtown Square Corporate Campus
                                    16 Campus Boulevard
                                    Suite 150
                                    Newtown Square, PA  19073
                                    Attn:  Gerard H. Sweeney,
                                           President and Chief Executive Officer

                  with a copy in each instance to:
                  --------------------------------

                                    Brad A. Molotsky, General Counsel
                                    Brandywine Operating Partnership, L.P.
                                    Newtown Square Corporate Campus
                                    16 Campus Boulevard
                                    Suite 150
                                    Newtown Square, PA  19073

                  If to any Contributor (including Axinn) or Participant, to it at the address set forth opposite such party's name on the signature pages hereto.:

                  with a copy in each instance to:
                  --------------------------------

                                    Mark Hamer
                                    President and Chief Operating Officer
                                    Donald E. Axinn Companies
                                    131 Jericho Turnpike
                                    Jericho, New York 11753

                  with a copy in each instance to:
                  --------------------------------

                                    Steven B. Aptheker, Esquire
                                    Lazer, Aptheker, Feldman, Rosella
                                    & Yedid, LLP
                                    Melville Law Center
                                    225 Old Country Road
                                    Melville, NY  11747-2712

                                    Luke P. Iovine, III, Esq.
                                    Battle Fowler LLP
                                    Park Avenue Tower
                                    75 East 55th Street
                                    New York, NY 10022

                  If to Escrow Agent, addressed to:
                  ---------------------------------

                                    M. Gordon Daniels, Esquire
                                    Commonwealth Land Title Insurance Company
                                    1700 Market Street
                                    Philadelphia, Pennsylvania  19103

or to such other address or addresses and to the attention of such other person or persons as any of the parties may notify the other in accordance with the provisions of this Agreement. All such notices, requests and other communications shall be deemed to have been sufficiently given for all purposes hereof only if given pursuant to the foregoing requirements as to both manner and address, and only upon receipt (or refusal to accept delivery) by the party to whom such notice is sent. Notices by the parties may be given on their behalf by their respective attorneys.

                  23. Successors and Assigns. The Trust and the Partnership may not assign this Agreement or any rights herein or any portion hereof without the prior written consent of each Contributor, which may be withheld for any reason or for no reason; provided that neither the foregoing nor any other provision in this Agreement will restrict the ability of the Trust or Partnership to merge with another entity or sell all or substantially all of its assets or otherwise engage in a business combination so long as any successor to the Trust or the Partnership by merger, asset acquisition, or other business combination succeeds to and assumes the rights and obligations of the Trust and the Partnership hereunder. This Agreement shall apply to, inure to the benefit of and be binding upon and enforceable against the parties hereto and their respective permitted successors and assigns, to the same extent as if specified at length throughout this Agreement.

                  24. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one and the same Agreement.

                  25. Time of the Essence. Time is of the essence of each and every provision in this Agreement. If any time period or date ends on a day or time which is a weekend, legal holiday or bank holiday, such period shall be extended to the same time on the next business day.

                  26. Judicial Interpretation. Should any provision of this Agreement require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of this Agreement.

                  27. Captions and Recitals. The captions contained herein are not a part of this Agreement and are included solely for the convenience of the parties.

                  28. Entire Agreement. This Agreement and the Exhibits and Schedules attached hereto contains the entire agreement between the parties relating to the acquisition of the Properties in the aggregate, all prior negotiations between the parties are merged by this Agreement and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as herein set forth. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any of the provisions of this Agreement, or any other agreement referred to herein, shall be valid unless in writing and signed by the party against whom it is sought to be enforced. Any consents or approvals with respect to the subject matter of this Agreement shall be in writing.

                  29. Governing Law; Venue.

                      (a) This Agreement and the rights and duties of the parties hereto and the validity, construction, enforcement and interpretation of this Agreement shall be governed by the laws of the State of New York with respect to the New York Property and the laws of the State of New Jersey with respect to the New Jersey Property.

                      (b) Any dispute, controversy or claim arising out of or concerning this Agreement shall be determined, settled and resolved by arbitration (and not by litigation) administered by the American Arbitration Association (or any successor thereto) under its Commercial Arbitration Rules and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereto. Such arbitration shall be conducted in the State of New Jersey. The fees and expenses of the arbitrator and all other expenses of the arbitration (other than the fees and disbursements of attorneys or witnesses for each party) shall be borne by the parties equally.

                  30. Confidentiality. Subject to the provisions of Paragraphs 31 and 36 below, the Partnership agrees that, unless and until the Applicable Closing occurs, all information and materials obtained by the Partnership in connection with the Subject Property that are not otherwise known by or readily available to the public will not be disclosed by the Partnership to any third persons (other than to its Authorized Representatives) without the prior written consent of the Applicable Contributor. If the transaction contemplated by this Agreement does not occur for any reason whatsoever, the Partnership shall promptly return to each Applicable Contributor, and shall instruct its Authorized Representatives to return to each Applicable Contributor all copies and originals of all documents and information provided to the Partnership. The provisions of this Paragraph 30 shall survive any termination of this Agreement.

                  31. Public Announcement. The parties agree that upon the prior written consent of Axinn, the Trust may issue a press release in in form and substance reasonably acceptable to both Axinn and the Trust and that the Trust may, upon execution and delivery of this Agreement, make such public filings as the Trust reasonably believes to be required to enable it to comply with applicable securities laws.

                  32. INTENTIONALLY DELETED

                  33. Limitation of Liability. The obligations of each Applicable Contributor are binding only on such Applicable Contributor and Axinn and such Applicable Contributor's and Axinn's assets and shall not be personally binding upon, nor shall any resort be had to, the private properties of any of the partners, officers, directors, shareholders or other beneficiaries of each Applicable Contributor (other than Axinn) or of any of each Applicable Contributor's employees or agents (other than Axinn). In addition, the obligations of Morris Greene are binding only on Morris Greene and Morris Greene's assets and shall not be personally binding upon, nor shall any resort be had to, the private properties of Axinn with respect thereto. No recourse shall be had for any obligation of the Partnership or the Trust under this Agreement or under any document executed in connection herewith or pursuant hereto, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, partner, officer or employee of the Partnership or the Trust, whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by all of the Contributors, all of the Participants and any other party claiming by, through or under any Contributor or Participant.

                  34. SEC Reporting Requirements. For the period of time commencing on the date hereof and continuing through the first anniversary of the final Closing Date hereunder, each Contributor shall, from time to time, upon reasonable advance written notice from the Partnership, provide the Trust and its representatives, with access to all financial and other information then in such Contributor's possession pertaining to the period of such Contributor's ownership and operation of its Real Property, which information is relevant and reasonably necessary, in the opinion of the Trust's outside, third party accountants (the "Accountants"), to enable the Trust and its Accountants to prepare financial statements in compliance with any or all of
(a) Rule 3-05 or 3-14 of Regulation S-X of the Securities and Exchange Commission (the "Commission"); (b) any other rule issued by the Commission and applicable to the Trust; and (c) any registration statement, report or disclosure statement filed with the Commission by or on behalf of the Trust. Each Contributor shall deliver to the Trust's accountants a representation letter (the "Letter"), in the form annexed hereto as "Exhibit Z".

                  35. Partial Invalidity. If any term, covenant or condition of this Agreement, or the application thereof, to any person or circumstance shall be invalid or unenforceable at any time or to any extent, then the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each term, covenant and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

                  36. Reporting. The Trust may file this Agreement and any of the Exhibits and Schedules to this Agreement as an exhibit to a filing it may make with the Commission (such as a Current Report on Form 8-K) pursuant the Securities Exchange Act of 1934.

                  37. Tender. Formal tender of an executed deed, an entity assignment and assumptions and purchase money is hereby waived by the Partnership.

                  38. Further Assurances. After the Closing with respect to a Parcel of Property or with respect to an Entity Transfer, each Contributor shall execute, acknowledge and deliver, for no further consideration, all assignments, transfers, deeds and other documents as the Partnership may reasonably request to vest in the Partnership (or its designee) and perfect the Partnership's (or such designee's) right, title and interest in and to such Property.

                  39. Jury Trial Waiver. THE PARTNERSHIP, THE TRUST AND EACH CONTRIBUTOR AND PARTICIPANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  40. No Offer. THE DELIVERY OF THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER AND THIS AGREEMENT SHALL NOT BE BINDING AND SHALL HAVE NO FORCE AND EFFECT UNLESS AND UNTIL A FULLY EXECUTED COUNTERPART HEREOF HAS BEEN DELIVERED TO EACH OF THE PARTIES.

                  41.  Additional Trust and Partnership Covenants

                      (a) Reasonable Efforts. Subject to the terms and conditions of this Agreement, the Trust and the Partnership shall use all commercially reasonable efforts to take, and cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to cause the conditions to the Contributors' and Participants' obligation to close specified in Paragraph 20 to be satisfied and otherwise to consummate and make effective the transactions contemplated by this Agreement.

                      (b) NYSE Requirements. The Trust shall file a supplemental listing application with the NYSE to list the Common Shares issuable upon redemption of the Units issuable hereunder and shall comply with its obligations under the Registration Rights Agreement.

                      (c) Tax Deferral and Gain Recognition. The parties acknowledge that the Contributors and the Participants have entered into this Agreement and the transactions contemplated by this Agreement with an intention to defer recognition of gain for federal income tax purposes at Closing and to maintain such deferral thereafter to the extent provided herein based upon the agreement of the Trust and the Partnership to abide by certain covenants set forth in this Agreement. Based upon the foregoing, the Trust and the Partnership hereby covenant as follows:

                      (i) Debt Maintenance and Guaranty Requirements.

                          (A) Guaranty or Indemnity. In order to allow the
Contributors and the Participants to defer the recognition of gain for federal and state income tax purposes resulting from the contribution of the Properties and Entity Interests to the Partnership, the Trust and the Partnership will, during the Restricted Period (as defined below) permit the Contributors and the Participants to guarantee, or indemnify the Trust and the Partnership for the indebtedness of the Partnership (excluding, however, any indebtedness (not in excess of $25,000,000) that is, as of the date of Closing, the subject of any such guaranty, indemnity or similar arrangement). Subject to this Paragraph 41, the Trust and the Partnership agree to maintain, or caused to be maintained, at all times during the Restricted Period an amount of indebtedness not to exceed $46,500,000.00 (the "Debt Amount") solely for the Contributors and the Participants (as allocated by the Contributors and the Participants among themselves) either to guarantee (or to indemnify the Trust and the Partnership against liability for such indebtedness); provided, however, that if during the Restricted Period, the Trust and the Partnership do not maintain such indebtedness, they shall not be liable under this Agreement to a Contributor or Participant to the extent that the Trust or Partnership can prove that such failure did not cause the Contributor or Participant to recognize taxable income. In addition, after the Restricted Period, the Trust and the Partnership agree to allow the Contributors and the Participants to guarantee (or indemnify the Trust and the Partnership) any debt of the Trust and Partnership to the extent that the Trust or the Partnership has such debt outstanding and such debt is not guaranteed (or indemnified) by any other partners of the Partnership up to the Debt Amount. The Trust and the Partnership agree to execute and deliver the Indemnity Agreement in the form attached hereto as "Exhibit HH" at each Closing. The Trust and the Partnership agree to take commercially reasonable action necessary so that the execution of each guarantee or indemnity by the Contributor and the Participants results in tax basis for the Contributor and the Participants for federal income tax purposes. Each Contributor acknowledges that neither the Trust nor the Partnership has made or makes any representations or warranties regarding the effectiveness of the Indemnity Agreement (or any guaranty or indemnity agreement entered into by a Contributor or Participant in replacement thereof) in deferring the recognition of gain for federal or state income tax purposes and neither the Trust nor the Partnership shall have any liability to the Contributors and Participants on account of such ineffectiveness.

                          (B) In the event that any Contributor or Participant
(I) obtains a tax-free step-up in the basis of its Units for federal income tax purposes (e.g., upon the death of a member); (ii) sells, transfers or otherwise disposes of all or a portion of its Units in a taxable transaction;
(iii) receives the Tax Payment from the Trust and the Partnership in reimbursement of Taxes imposed upon such Contributor or Participant as the result of the sale, transfer or other disposition of Property contributed by the Contributor or Participant to the Partnership or its designee; or (iv) receives an allocation under Treasury Reg. Section 1.704-3(b) using the traditional method without curative allocations that reduces the amount of Built-in-Gain (as defined below) then, in each case, the Debt Amount shall be reduced by the amount by which the Built-in-Gain is reduced on account of the any of the events set forth in this Subsection. For purposes of this Agreement, Built-in-Gain shall mean with respect to each Property (including Properties that will be contributed to the Partnership or its designee through a contribution of Entity Interests), the amount of gain that would be allocated to the applicable Contributor or Participant under Section 704(c) of the Code if the Property or Entity Interest were disposed of in a fully taxable transaction.

                          (ii) No Property Disposition. Subject to the
following provisions of this Section, the Trust and the Partnership covenant for the benefit of the Contributors and Participants, not to sell, transfer or otherwise dispose of (including, without limitation, by way of foreclosure) the Properties (or property for which any such Properties are exchanged), or make distributions which are treated as taxable dispositions for federal income tax purposes, prior to expiration of the applicable Restricted Period for each Property, as set forth on Schedule 1 annexed hereto (in each case, the "Restricted Period") other than an exchange or other disposition which does not cause the applicable Contributor and Participant to recognize Built-in Gain for federal income tax purposes. During the Restricted Period the Trust and the Partnership shall have the right to dispose of or distribute the Properties (including Properties that will be contributed to the Partnership or its designee through a contribution of Entity Interests), provided the Trust and the Partnership pay to the applicable Contributor or Participant the Tax Payment within thirty (30) days after such disposition or distribution.

                          (iii) Expiration of Restrictions. Upon a
Contributor's or Participant's conversion into Common Shares or disposition of more than eighty (80%) percent of the Units issued to such Contributor or Participant pursuant to this Agreement the Trust and the Partnership shall no longer (I) be required to provide such Contributor or Participant with any guarantee or indemnity as described in Section 41(c)(I)(A) above and (ii) be liable to such Contributor or Participant for a Tax Payment as described in
Section 41(c)(ii) above.

                          (iv) Allocation Method. The Trust and the
Partnership covenant that the "traditional method" (without curative allocations), as defined in Treas. Reg. 1.704-3(b), of allocating income, gain, loss and deduction to account for the variation between the fair market value and adjusted basis of the Property and Entity Interests for federal income tax purposes, shall be used (I) with respect to the contribution of the Property and Entity Interests, and (ii) with respect to any revaluation of the Property and Entity Interests, pursuant to Treas. Reg. ss.ss.1.704-1(b)(2)(iv)(f), 1.704-1(b)(2)(iv)(g) and 1.704-3(a)(6).

                          (v) Defined Terms

"Tax Payment" means, with respect to each Contributor and Participant, an amount equal to the sum of (I) the product of (A) the Built-in-Gain allocable to such Participant or Contributor and (B) the maximum combined (federal, state and local) income Tax rate imposed on such Contributor or Participant on income of such character and (ii) an additional payment in the amount equal to the amount such that, after payment by such Contributor or Participant of all Taxes (including interest and penalties) on amounts received under clause (I) and this clause (ii), the Contributor or Participant retain an amount equal to the amount described in clause (I).

"Tax or Taxes" means any and all federal and state income taxes.

"Tax Return" means returns, reports and forms required to be filed with any governmental authority.

                          (vi) The Partnership and the Trust hereby agree that
the terms and the provisions of this Paragraph 41 are for the benefit of the parties hereto and the Participants set forth in Schedule 1 of this Agreement.

                  IN WITNESS WHEREOF, intending to be legally bound hereby, the parties have duly executed this Agreement as of the day and year first above stated.

                                         BRANDYWINE OPERATING
                                         PARTNERSHIP, L.P.

                                         By:  BRANDYWINE REALTY
                                              TRUST, its sole general partner


                                         By: /s/ Gerard H. Sweeney
                                             ---------------------------------
                                               Name:  Gerard H. Sweeney
                                               Title:  President & CEO


                                         BRANDYWINE REALTY TRUST


                                         By: /s/ Gerard H. Sweeney
                                             ---------------------------------
                                               Name: Gerard H. Sweeney
                                               Title: President & CEO


                                         /s/ Donald E. Axinn
                                         -------------------------------------
                                         DONALD E. AXINN


CONTRIBUTORS:                            ADDRESSES:

                                         131 Jericho Turnpike
/s/ Donald Everett Axinn                 Jericho, New York 11743
-------------------------
DONALD EVERETT AXINN

/s/ Morris L. Green                      -----------------------------
-------------------------                -----------------------------
MORRIS L. GREEN


AXINN AVENUE ASSOCIATES                  c/o 131 Jericho Turnpike
                                         Jericho, New York 11743

BY:/s/ Donald E. Axinn
-------------------------

AXINN ELLIPSE ASSOCIATES                         c/o 131 Jericho Turnpike
                                                 Jericho, New York 11743

BY:/s/ Donald E. Axinn
   ---------------------------

AXINN-MELVILLE, LLP                              c/o 131 Jericho Turnpike
                                                 Jericho, New York 11743

BY:/s/ Donald E. Axinn
   ---------------------------

AXINN EDISON ASSOCIATES                          c/o 131 Jericho Turnpike
                                                 Jericho, New York 11743

BY:/s/ Donald E. Axinn
   ---------------------------

AXINN-NEW DURHAM ASSOCIATES                      c/o 131 Jericho Turnpike
                                                 Jericho, New York 11743

BY:/s/ Donald E. Axinn
   ---------------------------

DONALD E. AXINN, L.L.C.                          c/o 131 Jericho Turnpike
                                                 Jericho, New York 11743

BY:/s/ Donald E. Axinn
   ---------------------------

AXINN-BERNHARD ASSOCIATES                        c/o 131 Jericho Turnpike
                                                 Jericho, New York 11743

BY:/s/ Donald E. Axinn
   ---------------------------

The Undersigned Hereby Acknowledges
Receipt Of The Deposit And Agrees To
Hold And Apply The Same In Accordance
With The Provisions Of The Escrow Terms

Commonwealth Land Title Insurance Company:


By: _________________________
    M. Gordon Daniels

                               BRANDYWINE/AXINN
                                  SCHEDULE 1


                                                                                           Axinn            State
                                                                        Participant      Participant          of        Restricted
  Property         Contributor (Record Owner)      Participants               %              %             Residence      Period
------------------------------------------------------------------------------------------------------------------------------------
LONG ISLAND
INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------
111 Ames Court      Donald Everett Axinn           n/a                  n/a              100%             New York      10 Years
Plainview, NY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Axinn            State
                                                                         Participant      Participant          of        Restricted
  Property         Contributor (Record Owner)      Participants                %              %             Residence      Period
------------------------------------------------------------------------------------------------------------------------------------

55 Ames Court      Donald Everett Axinn            Donald E. Axinn                        50%               New York    10 Years
Plainview, NY      and Morris L. Green,(1)
                   as tenants in common            Morris Green         30.5%                               New York

                                                   Arthur and Marion    4.56%
                                                     Eberstein                                              New York

                                                   Coney Gottlieb       .912%
                                                                                                            New York
                                                   Barry Gruber         6.39%
                                                                                                            Wash.
                                                   Daryl Kulok          1.82%                               (State)
                                                                                                            Conn.
                                                   Naomi Suberi         3.65%
                                                                                                            New York
                                                   Theodore Fain        .912%
                                                                                                            Florida
                                                   Ronald D.            1.25%
                                                   Adelstein                                                New York
------------------------------------------------------------------------------------------------------------------------------------
10 Skyline Drive   Donald E. Axinn                 Donald E. Axinn                        80 %              New York    10 Years
Plainview, NY
                                                   Lennard Axinn          20%                               New York
------------------------------------------------------------------------------------------------------------------------------------

--------
(1) There is no written agreement regarding Morris Green's distribution of his fifty (50%) percent interest in the property.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Axinn            State
                                                                            Participant    Participant         of        Restricted
  Property              Contributor (Record Owner)      Participants             %              %           Residence      Period
------------------------------------------------------------------------------------------------------------------------------------


31 Commercial Street    Donald Everett Axinn            n/a                  n/a              100%          New York      10 Years
Plainview, NY
11 Commercial Street    Donald Everett Axinn            n/a                  n/a              100%          New York      10 Years
Plainview, NY
80 Skyline - Express    Donald Everett Axinn            n/a                  n/a              100%          New York      10 Years
Plainview, NY
120 Express Street      Donald Everett Axinn            n/a                  n/a              100%          New York      10 Years
Plainview, NY
163-167 S. Service Road Donald Everett Axinn            Donald E. Axinn                       50%           New York      10 Years
Plainview, NY
                                                        Radam Corp.          50%                            New York
                                                                                                            and
                                                                                                            Ontario,
                                                                                                            Canada
------------------------------------------------------------------------------------------------------------------------------------
336 S. Service Road     Donald Everett Axinn            n/a                  n/a              100%          New York      10 Years
Melville, NY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Axinn            State
                                                                            Participant    Participant         of        Restricted
  Property              Contributor (Record Owner)      Participants             %              %           Residence      Period
------------------------------------------------------------------------------------------------------------------------------------

180 Central Ave.        Donald E. Axinn                 Donald E. Axinn                       75%           New York      10 Years
2 Engineers Lane
Farmingdale, NY                                         Helen Geffner        6.25%                          New York

                                                        Howard Kantor        6.25%                          New York

                                                        Estate of Irving     6.25%
                                                          Hirschman                                         Florida

                                                        Judith Ann           2.97%                          Arizona
                                                        Sussman
                                                                             3.02%                          New York
                                                        Thea Feldman
                                                                             0.26%                          Mass.
                                                        Ruth Siskind
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Axinn            State
                                                                            Participant    Participant         of        Restricted
  Property              Contributor (Record Owner)      Participants             %              %           Residence      Period
------------------------------------------------------------------------------------------------------------------------------------

8 Engineers Lane        Donald Everett Axinn            Donald E. Axinn                       75%            New York     10 Years
Farmingdale, NY
                                                        Helen Geffner        6.25%                           New York

                                                        Howard Kantor        6.25%                           New York

                                                        Estate of Irving     6.25%
                                                          Hirschman                                          Florida

                                                        Judith Ann           2.97%                           Arizona
                                                        Sussman
                                                                             3.02%                           New York
                                                        Thea Feldman
                                                                             0.26%                           Mass.
                                                        Ruth Siskind
------------------------------------------------------------------------------------------------------------------------------------
19 Engineers Lane       Donald Everett Axinn            Donald E. Axinn                       50%            New York      10 Years
Farmingdale, NY
                                                        Leo Guthart          25%                             New York

                                                        Howard Kantor        12.5%                           New York

                                                        Gloria Kantor        12.5%                           New York
------------------------------------------------------------------------------------------------------------------------------------
91 N. Industry Court    Donald E. Axinn                 n/a                  n/a              100%           New York      10 Years
Deer Park, NY
------------------------------------------------------------------------------------------------------------------------------------
100 Voice Road          Donald Everett Axinn            n/a                  n/a              100%           New York      10 Years
Carle Place, NY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Axinn            State
                                                                            Participant    Participant         of        Restricted
  Property              Contributor (Record Owner)      Participants             %              %           Residence      Period
------------------------------------------------------------------------------------------------------------------------------------

110 Voice Road          Donald Everett Axinn            n/a                  n/a              100%          New York      10 Years
Carle Place, NY
------------------------------------------------------------------------------------------------------------------------------------
1000 Axinn Avenue       Axinn Avenue Associates,        Donald E. Axinn                       91.04%        New York      10 Years
Garden City, NY         a New York general
                        partnership                     Frank Zarb           8.96%                          Virginia
------------------------------------------------------------------------------------------------------------------------------------
645 Stewart Avenue      Donald Everett Axinn            n/a                  n/a              100%          New York      10 Years
Garden City, NY
------------------------------------------------------------------------------------------------------------------------------------
885 Waverly Avenue      Donald E. Axinn                 n/a                  n/a              100%          New York      10 Years
Holtsville, NY
------------------------------------------------------------------------------------------------------------------------------------
LONG ISLAND
OFFICE
------------------------------------------------------------------------------------------------------------------------------------
125 Jericho Turnpike    Donald E. Axinn                 n/a                  n/a              100%          New York      10 Years
Jericho, NY
------------------------------------------------------------------------------------------------------------------------------------
131 Jericho Turnpike    Donald E. Axinn                 n/a                  n/a              100%          New York      10 Years
Jericho, NY
------------------------------------------------------------------------------------------------------------------------------------
245 Old Country Road    Axinn Ellipse Associates,       Donald E. Axinn                       80%           New York      10 Years
Melville, NY            a New York general
                        partnership                     Lennard Axinn        20%                            New York
------------------------------------------------------------------------------------------------------------------------------------
263 Old Country Road    Axinn-Melville, LLC, a          Donald E. Axinn                       100%          New York      5 Years
Melville, NY            New York limited liability
                        company
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Axinn            State
                                                                            Participant    Participant         of        Restricted
  Property              Contributor (Record Owner)      Participants             %              %           Residence      Period
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY
INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------
44 National Road        Axinn Edison Associates,        Donald E. Axinn                       75%           New York      10 Years
Edison, NJ              a New York general
                        partnership                     Howard Kantor        12.5%                          New York

                                                        Gloria Kantor        12.5%                          New York
------------------------------------------------------------------------------------------------------------------------------------
835/837 Durham Road     Axinn-New Durham                Donald E. Axinn                       78.2%         New York      10 Years
Edison, NJ                Associates, a New Jersey
                        limited partnership             Howard Kantor        8.29%                          New York

                                                        Gloria Kantor        8.29%                          New York

                                                        Stanley Spielman     5.4%                           New York
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY
OFFICE
------------------------------------------------------------------------------------------------------------------------------------
102 Chestnut Ridge      Donald E. Axinn, L.L.C.         Donald E. Axinn                       99%           New York      10 Years
Road                    No. 1, a New Jersey limited
Montvale, NJ            liability company               Donald E. Axinn,     1%
                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Axinn            State
                                                                            Participant    Participant         of        Restricted
  Property              Contributor (Record Owner)      Participants             %              %           Residence      Period
------------------------------------------------------------------------------------------------------------------------------------

25 Phillips Parkway     Donald E. Axinn(2)              Donald E. Axinn                       76%           New York      10 Years
Montvale, NJ
                                                        James Beattie        5%                             New
                                                                                                            Jersey
                                                        Howard Kantor        4%                             New York

                                                        Ralph Padovano       5%                             New
                                                                                                            Jersey
                                                        Thomas W. Dunn       5%                             New
                                                                                                            Jersey
                                                        Martin W. Kafafian   5%                             New
                                                                                                            Jersey
------------------------------------------------------------------------------------------------------------------------------------
101 Paragon Drive       Donald E. Axinn(3)              Donald E. Axinn                       87.5%         New York      10 Years
Montvale, NJ
                                                        Lennard Axinn        10%                            New York

                                                        Trust UTW of         2.5%                           New York
                                                        Theodore Geffner
------------------------------------------------------------------------------------------------------------------------------------

--------
(2) At closing, the current record owner will be Montvale IV, a New Jersey joint venture.

(3) At closing, the current record owner will be Axinn Montvale II Associates, a New York general partnership.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Axinn            State
                                                                            Participant    Participant         of        Restricted
  Property              Contributor (Record Owner)      Participants             %              %           Residence      Period
------------------------------------------------------------------------------------------------------------------------------------

3 Paragon Drive         Donald E. Axinn4                Donald E. Axinn                        80%          New York      5 Years
Montvale, NJ
                                                        Lennard Axinn         20%                           New York
------------------------------------------------------------------------------------------------------------------------------------

1255 Broad Street       Axinn-Bernhard                  Donald E. Axinn                        33.33%       New York      10 Years
Bloomfield, NJ            Associates, a New York
                        general partnership             Richard Bernhard      33.33%                        New York

                                                        Calvin Axinn          33.33%                        New York
------------------------------------------------------------------------------------------------------------------------------------

--------
(4) At closing, the current record owner will be 80-20 Associates, a New York general partnership.

                               BRANDYWINE/AXINN
                                  SCHEDULE 2

       Property                  Purchase Price              Mortgage Debt               Equity              Unit Equivalents
       --------                  --------------              -------------               ------              ----------------
LONG ISLAND INDUSTRIAL
-----------------------------------------------------------------------------------------------------------------------------------
111 Ames Court                     $   862,493                                         $   862,493
Plainview, NY
-----------------------------------------------------------------------------------------------------------------------------------
55 Ames Court                        3,918,112                                           3,918,112
Plainview, NY
-----------------------------------------------------------------------------------------------------------------------------------
10 Skyline Drive                     1,168,093                                           1,168,096
Plainview, NY
-----------------------------------------------------------------------------------------------------------------------------------
31 Commercial Street                   778,845                                             778,845
Plainview, NY
-----------------------------------------------------------------------------------------------------------------------------------
11 Commercial Street                 1,156,540                                           1,156,540
Plainview, NY
-----------------------------------------------------------------------------------------------------------------------------------
80 Skyline - Express                 2,363,755                                           2,363,755
Plainview, NY
-----------------------------------------------------------------------------------------------------------------------------------
120 Express Street                   1,973,836                                           1,973,836
Plainview, NY
-----------------------------------------------------------------------------------------------------------------------------------
163-167 S. Service Road              2,774,167                 $ 1,843,985                 930,182               38,757.58
Plainview, NY
-----------------------------------------------------------------------------------------------------------------------------------
336 S. Service Road                  3,453,486                   2,110,735               1,342,753               55,948.04
Melville, NY
-----------------------------------------------------------------------------------------------------------------------------------
180 Central Ave.                    $1,082,691                                          $1,082,691
2 Engineers Lane
Farmingdale, NY
-----------------------------------------------------------------------------------------------------------------------------------
8 Engineers Lane                       949,736                                             949,736
Farmingdale, NY
-----------------------------------------------------------------------------------------------------------------------------------



                                                                1-


       Property                  Purchase Price              Mortgage Debt               Equity              Unit Equivalents
       --------                  --------------              -------------               ------              ----------------
19 Engineers Lane                    555,752                                              555,752
Farmingdale, NY
-----------------------------------------------------------------------------------------------------------------------------------
91 N. Industry Court               2,690,045                                            2,690,045
Deer Park, NY
-----------------------------------------------------------------------------------------------------------------------------------
100 Voice Road                     1,957,029                                            1,957,029
Carla Place, NY
-----------------------------------------------------------------------------------------------------------------------------------
110 Voice Road                     1,249,964                                            1,249,964
Carla Place, NY
-----------------------------------------------------------------------------------------------------------------------------------
1000 Axinn Avenue                  2,667,340                                            2,667,340
Garden City, NY
-----------------------------------------------------------------------------------------------------------------------------------
645 Stewart Avenue                 2,023,833                                            2,023,833
Garden City, NY
-----------------------------------------------------------------------------------------------------------------------------------
LONG ISLAND OFFICE
-----------------------------------------------------------------------------------------------------------------------------------
125 Jericho Turnpike              $4,961,782                                           $4,961,782
Jericho, NY
-----------------------------------------------------------------------------------------------------------------------------------
131 Jericho Turnpike               1,609,767                                            1,609,767
Jericho, NY
-----------------------------------------------------------------------------------------------------------------------------------
245 Old Country Road               6,021,484                    $5,790,678                230,806                9,616.92
Melville, NY
-----------------------------------------------------------------------------------------------------------------------------------



                                      2-


       Property                  Purchase Price              Mortgage Debt               Equity              Unit Equivalents
       --------                  --------------              -------------               ------              ----------------
263 Old Country Road               7,800,000                                             7,800,000
Melville, NY
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY INDUSTRIAL
-----------------------------------------------------------------------------------------------------------------------------------
44 National Road                   1,587,714                                             1,587,714
Edison, NJ
-----------------------------------------------------------------------------------------------------------------------------------
835/837 Durham Road                4,914,676                     1,044,131               3,870,545              161,272.71
Edison, NJ
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY OFFICE
-----------------------------------------------------------------------------------------------------------------------------------
102 Chestnut Ridge Road            7,936,863                     3,948,796               3,988,067              166,169.46
Montvale, NJ
-----------------------------------------------------------------------------------------------------------------------------------
25 Phillips Parkway                9,616,189                     4,793,826               4,822,363              199,742.75
Montvale, NJ
-----------------------------------------------------------------------------------------------------------------------------------
101 Paragon Drive                    500,000                    11,000,000               1,646,179               68,590.79
Montvale, NJ
-----------------------------------------------------------------------------------------------------------------------------------
3 Paragon Drive                     $500,000                   $12,214,174             $   100,000                4,166.67
Montvale, NJ
-----------------------------------------------------------------------------------------------------------------------------------
1255 Broad Street                  4,866,400                                             4,866,400
Bloomfield, NJ
-----------------------------------------------------------------------------------------------------------------------------------




                                      3-

                                  SCHEDULE 5
                            ASSUMED MORTGAGE LOANS

                                                                 Earliest
                                                                Pre-payment    Assumed
                                                                  Date          Debt(1)                                  Assumed
 Property as of    Principal      Int.     Maturity              Without     Differential  Personal       Other            Debt
    6/30/98         Balance       Rate      Date      Lender     Penalty        Date       Liability   Participants    Differential
    -------         -------       ----      ----      ------     -------        ----       ---------   ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
336 S. Service Rd.  $2,090,350    9.875%   June 1,     Guardian   June 1,      June 1, 2001    No           None        $167,262
Melville, NY                               2001        Life       2001
-----------------------------------------------------------------------------------------------------------------------------------
102 Chestnut        $3,931,545    9.640%   May 1,      Lasalle    May 1,       May 1, 2007     No           None        $783,950
Ridge Rd.                                  2007        National   2007
Montvale, NJ                                           Bank
-----------------------------------------------------------------------------------------------------------------------------------
101 Paragon Dr.(3)  $19,190,000     6.0%   September   NJRE       N/A          N/A             DEA-         None        $0
Montvale, NJ                               15,  2005   Corp.                                   Limited
                                                                                               $11,000,000
-----------------------------------------------------------------------------------------------------------------------------------
163 S. Service Rd.  $1,825,428    8.375%   October     Roslyn     October 1,   September 1,    DEA-         None        $60,966
Plainview, NY                              1,  2007    Savings    2006         1998            Specific
                                                       Bank                                    Performance(2)
-----------------------------------------------------------------------------------------------------------------------------------



--------
(1) Please see annexed documentation which sets forth how the assumed debt differential amounts were calculated.

(2) DEA personal guaranty is limited to delivering the Premises occupied and paying rent. DEA has complied with this provision.


                                      1-


835/837 New         $1,016,849    9.375%   August 1,   Woodmen    August 1,    August 1,       No           None        $50,218
Durham Rd.                                 2008        Insurance  2008         1998
Edison, NJ
-----------------------------------------------------------------------------------------------------------------------------------
3 Paragon Dr.     $10,500,000(4)  10.08%   August 10,  New        N/A          N/A             DEA-         None        $0
Montvale, NJ(3)                            1998        York                                    Specific
                                                       Life                                    Performance(5)
-----------------------------------------------------------------------------------------------------------------------------------
25 Phillips Pkwy.   $4,713,145    9.875%   January 10, Lasalle    January 1,   January 1,      No           None        $434,269
Montvale, NJ                               2002        National   2002         2002
                                                       Bank
-----------------------------------------------------------------------------------------------------------------------------------
245 Old Country     $5,761,959      8.0%   October 1,  Roslyn     October 1,   October 1,      DEA-         None        $137,229
Rd. Melville, NY                           2007        Savings    2006         2000            Limited
                                                       Bank                                    guaranty
                                                                                               $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------

--------
(3)  Please see Section 14 of the Contribution Agreement.

(4) It is anticipated that pursuant to a settlement agreement between New York Life and Donald E. Axinn that the existing principal balance totaling $12,207,367will be reduced to $10,500,000.

(5) DEA personal guaranty is limited to "Good Guy" guaranty pursuant to settlement agreement with New York Life.


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